Filed pursuant to Rule 497
Securities Act Registration No. 333-179237

Prospectus Supplement
(To Prospectus dated February 16, 2012)

5,000,000 Shares

MEDLEY CAPITAL CORPORATION

Common Stock

We are offering for sale 5,000,000 shares of our common stock. Our common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MCC.” The last reported sale price of our common stock on August 21, 2012 was $13.21 per share. As of August 22, 2012, our estimated net asset value per share was $12.45. See “Price Range of Common Stock and Distributions.”

Investing in our common stock involves certain risks. See “Risks” beginning on page 9 of the accompanying prospectus, to read about factors you should consider before investing in our common stock.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$12.9500	$64,750,000
Underwriting discount	$0.4532	$2,266,000
Proceeds to us, before expenses	$12.4968	$62,484,000

We have granted the underwriters the option to purchase up to an additional 750,000 shares from us on the same terms and conditions set forth above.

The underwriters expect to deliver the shares against payment in New York, New York on August 24, 2012.

Joint Book-Running Managers

Goldman, Sachs & Co.	Barclays	Credit Suisse	UBS Investment Bank

Co-Managers

BB&T Capital Markets	Gilford Securities Incorporated	Janney Montgomery Scott

Ladenburg Thalmann & Co. Inc.	JMP Securities	Maxim Group LLC

Prospectus Supplement dated August 22, 2012

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

You should read this prospectus supplement along with the accompanying prospectus carefully before you invest in our common stock. This prospectus supplement and the accompanying prospectus contain the terms of this offering of common stock. The accompanying prospectus contains information about our securities generally, some of which does not apply to the common stock covered by this prospectus supplement. This prospectus supplement may add, update or change information contained in the accompanying prospectus. If the information in this prospectus supplement is inconsistent with any information contained in the accompanying prospectus, the information in this prospectus supplement will apply and will supersede the inconsistent information contained in the accompanying prospectus.

It is important for you to read and consider all of the information contained in this prospectus supplement and the accompanying prospectus before making your investment decision. See “Where You Can Find More Information” in this prospectus supplement.

We and the underwriters have not authorized any person to provide you with any information other than the information contained in this prospectus supplement and the accompanying prospectus that is required to be filed with the SEC. We and the underwriters take no responsibility for, and provide no assurance as to the reliability of, any other information that others may give to you. We and the underwriters are not making an offer to sell the common stock in any jurisdiction where the offer or sale is not permitted. You should assume that information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus.

The terms “we”, “us”, “our”, “Medley Capital” and the “Company” in this prospectus supplement refer to Medley Capital Corporation, a Delaware corporation, and its subsidiaries for the periods after our consummation of the formation transaction and to Medley Capital BDC LLC, a Delaware limited liability company, for the periods prior to our consummation of the formation transaction described in the accompanying prospectus.

S-iii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement constitute forward-looking statements, which relate to future events or our performance or financial condition. In addition to factors previously identified elsewhere in this prospectus, including the “Risks” beginning on page 9 of the accompanying prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes in the value of our assets;
•	the relative and absolute investment performance and operations of our investment adviser;
•	the impact of increased competition;
•	the impact of future acquisitions and divestitures;
•	our business prospects and the prospects of our portfolio companies;
•	limitations on entering into transactions with our affiliates in the absence of regulatory relief;
•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or MCC Advisors;
•	our contractual arrangements and relationships with third parties;
•	any future financings by us;
•	the ability of MCC Advisors to attract and retain highly talented professionals;
•	fluctuations in foreign currency exchange rates;
•	the impact of changes to tax legislation and, generally, our tax position; and
•	the unfavorable resolution of legal proceedings.

This prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend”, “opportunity”, “pipeline”, “believe”, “comfortable”, “expect”, “anticipate”, “current”, “intention”, “estimate”, “position”, “assume”, “potential”, “outlook”, “continue”, “remain”, “maintain”, “sustain”, “seek”, “achieve” and similar expressions, or future or conditional verbs such as “will”, “would”, “should”, “could”, “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance, for any reason, including those described under “Risks” in the accompanying prospectus.

S-iv

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights selected information contained elsewhere in this prospectus supplement and the accompanying prospectus. This is only a summary and does not contain all of the information you should consider before investing in our common stock. You should read this prospectus supplement and the accompanying prospectus, especially the risks of investing in our common stock discussed under “Risks” in the accompanying prospectus, before making an investment decision.

Medley Capital

Medley Capital Corporation is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. We have elected and qualified to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with our first taxable year as a corporation. We are externally managed and advised by our investment adviser, MCC Advisors LLC (“MCC Advisors”), pursuant to an investment management agreement.

Our investment objective is to generate current income and capital appreciation by lending directly to privately held small and middle market companies to help these companies fund acquisitions, growth or refinancing. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In many of our investments, we receive warrants or other equity participation features, which we believe increases the total investment returns.

Our investment activities are managed by our investment adviser, MCC Advisors. MCC Advisors is an affiliate of Medley and has offices in New York and San Francisco. MCC Advisors is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. MCC Advisors’ team draws on its expertise in lending to predominantly privately held borrowers in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate. In addition, MCC Advisors seeks to diversify our portfolio of loans by company type, asset type, transaction size, industry and geography.

The members of our management, Brook Taube, Seth Taube and Andrew Fentress, also serve as the principals of MCC Advisors (“Principals”) and have worked together for more than nine years, during which time they have focused on implementing their private debt strategy. A diversified portfolio of secured private debt investments combined with rigorous asset management have allowed Medley, which the Principals of the Adviser manage and operate, to successfully navigate the challenging market that began in 2007. We believe that MCC Advisors’ disciplined and consistent approach to origination, portfolio construction and risk management should allow it to continue to achieve compelling risk-adjusted returns for Medley Capital.

MCC Advisors also serves as our administrator and furnishes us with office facilities, equipment and other office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (the “SEC”) and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Portfolio

The total value of our investments, including cash and cash equivalents and unsettled transactions, was $366.2 million at June 30, 2012. As of June 30, 2012, our portfolio consisted of investments in 34 portfolio companies with a fair value of approximately $363.1 million. As of June 30, 2012, our average portfolio company investment at fair value was approximately $10.7 million, and our largest portfolio company investment at fair value was approximately $23.4 million. In addition, as of June 30, 2012, the weighted average yield based on the cost basis of our portfolio investments, excluding cash and cash equivalents, was 14.3% and there were no non-accrued assets.

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of June 30, 2012 (dollars in thousands):

	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Senior Secured First Lien Term Loans	$170,998	46.5%	$170,205	46.5%
Senior Secured Second Lien Term Loans	160,687	43.7	159,264	43.5
Senior Secured Notes	31,602	8.6	31,718	8.7
Equities/Warrants	1,391	0.4	1,907	0.5
Cash and Cash Equivalents	3,120	0.8	3,120	0.8
Total	$367,798	100.0%	$366,214	100.0%

Investment Strategy

We believe that a well-structured portfolio of private debt transactions can generate equity-like returns with the risk profile of secured debt. Private debt combines attractive elements of both equity and fixed-income investments because transactions are generally structured as secured loans with equity upside in the form of options, warrants, cash flow sharing, co-investment rights or other participation features. As a result, we believe our private debt strategy offers upside potential, similar to mezzanine and private equity investments, and downside protection, similar to bank loans.

We believe that private debt offers an attractive investment opportunity for the following reasons:

•	Attractive Yield Opportunity. We believe our ability to work directly with borrowers to create customized financing solutions enables us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. Addressing complex situations that are generally underserved by traditional lenders enables us to generate excess returns. Private debt transactions have either a fixed or variable coupon payment due periodically, typically monthly or quarterly, and usually include (but are not limited to) exit fees, warrants, and payment-in-kind (“PIK”) interest. We target investments with an annual gross internal rate of return of 16-23% on an unleveraged basis.
•	Downside Protection. We generally structure our transactions as secured loans supported by a security interest in the portfolio company’s assets, as well as a pledge of the portfolio company’s equity. We believe our secured debt position and corresponding covenant package should provide priority of return and also control over any asset sales, capital raises, dividend distributions, insurance proceeds and restructuring processes. We believe that the current supply and demand imbalance in the private debt market will enable providers of credit to take less risk on new loans.
•	Predictability of Returns. We develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. We structure our transactions as secured loans with a covenant package that will provide for repayment upon the completion of asset sales and restructurings. Because these private debt transactions are structured to provide for these lender contractually determined, periodic payments of principal and interest, they are less likely to depend generally on the existence of robust M&A or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

Market Opportunity

We believe the credit crises that began in 2007 and the subsequent exit of traditional lending sources have created a compelling opportunity for skilled debt providers in the middle-market. We expect to take advantage of the following favorable trends in private lending:

•	Reduced Competition Leads to Higher Quality Deal Flow. Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers’ access to capital have decreased substantially, thus reducing their ability to provide capital. Finally, we believe continuing bank consolidation has resulted in larger financial institutions that have shifted product offerings away from the middle-market in favor of larger corporate clients. We believe that the relative absence of competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.
•	Lack of Liquidity Creates Attractive Pricing. We believe that a meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not been returning to the private lending markets in the same way it has been returning to the public debt markets. As such, we believe that lenders to private middle-market companies in particular will continue to benefit from attractive pricing.
•	Lower Leverage and Lower LTV Ratios Result in More Conservative Transaction Structures. Lenders in the current environment are requiring lower leverage, lower loan to value (“LTV”) ratios, increased equity commitments and stricter covenant packages. Reduced leverage and reduced purchase price multiples provide further cushion for borrowers to meet debt service obligations.
•	Specialized Lending Needs and Unfunded Private Equity Commitments Drive Demand for Debt Capital. Lending to private middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. As such, we believe that, of the U.S. financial institutions that are not liquidity constrained, few are capable of pursuing a private lending strategy successfully. We believe this creates a significant supply/demand imbalance for private credit.

Competitive Advantages

We believe that the Company represents an attractive investment opportunity for the following reasons:

•	Experienced Team. The Principals of the Adviser bring a combined nearly 60 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing. Other members of the Adviser’s investment and asset management team include 23 professionals with extensive experience in transaction sourcing, investment underwriting, credit analysis, account monitoring and restructuring at firms such as J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated, GE Capital, Restructuring Finance and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Adviser’s investment and asset management team has executed, as a group, over 110 transactions through June 30, 2012, for a total value of approximately $2.2 billion.
•	Focus on Direct Origination. We focus on lending directly to portfolio companies that are underserved by the traditional banking system. While we may source transactions via the private equity sponsor channel, most of our efforts focus on originating transactions directly to middle-market borrowers. We target assets and borrowers with enterprise or asset values between $25 and $250 million, a market which we believe is the most opportune for our private debt activities. The current credit crisis has further increased the number of potential transactions available to us, as traditional sources of credit have disappeared or diminished. We believe reduced competition among lenders and increased deal flow should allow us to be even more selective in our underwriting process.
•	Extensive Deal Flow Sourcing Network and National Presence. Medley’s experience and reputation in the market has enabled it to consistently generate attractive private debt opportunities. As a seasoned provider of private debt, Medley is often sought out as a preferred partner, both by portfolio companies and other financing providers. Generally, as much as half of Medley’s annual origination volume comes from repeat and referral channels. Medley seeks to avoid broadly marketed and syndicated deals. We will leverage Medley’s offices on both coasts to maximize our national origination capabilities and direct calling efforts. Medley filters through as many as 800 transactions annually through its origination efforts and targets between 25 and 35 transactions for execution. Finally, Medley has a broad network of relationships with national, regional and local bankers, lawyers, accountants and consultants that plays an important role in the origination process.

•	Risk Management. We intend to continue the successful asset management process employed by Medley over the last nine years. In particular, our investment transactions will be diversified by company type, asset type, transaction size, industry and geography. We utilize a systematic underwriting process involving rigorous due diligence, third-party reports and multiple investment committee approvals. Following the closing of each transaction, the Adviser implements a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process are provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.
•	Restructuring and Workout Experience. The Principals of the Adviser and the Adviser’s investment team combined have worked on over 100 restructurings, liquidations and bankruptcies prior to Medley. This experience provides valuable assistance to the Company in the initial structuring of transactions and throughout the asset management process.

Our administrative and executive offices are located at 375 Park Avenue, 33rd Floor, New York, NY 10152, and our telephone number is (212) 759-0777. We maintain a website at http://www.medleycapitalcorp.com. Information contained on our website is not incorporated by reference into this prospectus supplement, and you should not consider information contained on our website to be part of this prospectus supplement.

THE OFFERING

Common stock offered by us
5,000,000 shares of common stock. To the extent that the underwriters sell more than the 5,000,000 shares, we have granted underwriters the option to purchase up to an additional 750,000 shares on the same terms within 30 days of the date of this prospectus.
Common stock outstanding after this offering
22,320,468 shares of common stock
Use of proceeds
To fund new investment opportunities, to repay outstanding indebtedness under the Facility (as defined below), and for general corporate purposes.
Distributions on common stock
We intend to distribute quarterly dividends to holders of our common stock out of profits legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.
Tax Matters
See “Tax Matters” on page S-30 of this prospectus supplement and “Tax Matters” beginning on page 90 of the accompanying prospectus for a discussion of material U.S. federal income tax considerations applicable an investment in shares of our common stock.
New York Stock Exchange symbol
“MCC”
Risks
An investment in our common stock is subject to risks including the following, among others:
• Capital markets are currently in a period of disruption and instability, which could have a negative impact on our business and operations.

•

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage if we determine at some point to use leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

•

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, our potential lack of control over our portfolio companies, our limited ability to invest in public companies and the potential incentives in our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees.

• We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.
• There are also risks relating to this offering, including volatility in our stock price and the anti-takeover effect of certain provisions in our certificate of incorporation.
See “Risks” beginning on page 9 of the accompanying prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in shares of our common stock.

USE OF PROCEEDS

The net proceeds of the offering are estimated to be approximately $62,284,000 (approximately $71,656,600 if the underwriters exercise their option to purchase additional shares in full), after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $200,000 payable by us. We intend to use the net proceeds from the sale of the shares to fund new investment opportunities, to repay the outstanding indebtedness under our senior secured revolving credit facility (the “Facility”), and for general corporate purposes. As of August 21, 2012, we had $94.1 million outstanding under the Facility.

On August 4, 2011, we closed a four-year senior secured revolving credit facility with initial commitments of $60 million. Between January 2012 and May 2012, we closed an aggregate of $65 million of additional commitments to the Facility for total commitments of $125 million. Outstanding indebtedness under the Facility bears interest, currently set at 4.75%. The indebtedness under the Facility was incurred to make investments in portfolio companies in accordance with our investment objective.

We expect to continue to borrow under the Facility to make investments in portfolio companies in accordance with our investment objective depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. The management fee payable by us to our investment adviser will not be reduced while our assets are being invested in such securities. We cannot assure you that we will achieve our targeted investment pace.

Pending investments as described above, we will invest any remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less, or “temporary investments”, as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See “Regulation — Temporary Investments” and “The Advisor — Investment Management Agreement” in the accompanying prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly from this offering of shares. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Medley Capital,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	3.50%
Offering expenses borne by us (as a percentage of offering price)	.31%
Dividend reinvestment plan expenses	None	(1)
Total stockholder transaction expenses (as a percentage of offering price)	3.81%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.32	%(2)
Incentive fees payable under our Investment Management Agreement	2.52	%(3)
Interest payments on borrowed funds	3.98	%(4)
Other expenses (estimated)	2.00	%(5)
Total annual expenses	10.82%

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and have excluded performance-based incentive fees. See Note 4 below for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$108	$304	$476	$819

(1)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(2)	Our annual base management fee under the Investment Management Agreement is based on our gross assets, which is defined as all the assets of Medley Capital, including those acquired using borrowings for investment purposes, and assumes the base management fee remains consistent with fees incurred for the nine months ended June 30, 2012. See “The Advisor — Investment Management Agreement” in the accompanying prospectus.
(3)	Assumes that annual incentive fees earned by our investment adviser, MCC Advisors, remain consistent with the incentive fees earned by MCC Advisors for the nine months ended June 30, 2012. The incentive fee consists of two parts:

The first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the Adviser to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains”, if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ended September 30, 2011.

For a more detailed discussion of the calculation of this fee, see “The Advisor — Investment Management Agreement” in the accompanying prospectus.

(4)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with any outstanding borrowings are indirectly born by our investors. The table assumes: (i) that we borrow for investment purposes up to an amount equal to 41% (our debt to asset ratio as of June 30, 2012) of our total assets as of June 30, 2012 and (ii) that the interest expense, the unused fee and the one-year portion of the aggregate structuring fee is $8.7 million. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(5)	“Other expenses” are based on the amounts incurred for the nine months ended June 30, 2012, annualized, and include our overhead expenses, including payments under our Administration Agreement based on our allocable portion of overhead and other expenses incurred by MCC Advisors in performing its obligations under the Administration Agreement. See “The Advisor — Administration Agreement” in the accompanying prospectus.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under our investment management agreement is unlikely to be significant assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all cash dividends and other cash distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of (i) NAV per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

CAPITALIZATION

The following table sets forth as of June 30, 2012:

•	Our actual capitalization; and
•	Our actual capitalization as adjusted for the sale of 5,000,000 shares of our common stock in this offering at the public offering price of $12.95 per share, after deducting underwriting discounts and commissions and estimated offering expenses of approximately $200,000 payable by us. The table below does not include any shares that may be issued and sold pursuant to the underwriters’ exercise of their option to acquire additional shares. The as adjusted column also does not take into account the announced dividend of $0.36 per share payable on September 14, 2012 to stockholders of record on August 24, 2012 or income and capital events from July 1 through August 22, 2012.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement.

	As of June 30, 2012
	Actual	As Adjusted
	(unaudited)
Credit facility payable	$108,700,000	$46,416,000
7.125% Senior Notes due 2019	40,000,000	40,000,000
Management and incentive fees payable, net	3,050,223	3,050,223
Accounts payable and accrued expenses	988,420	988,420
Administrator expenses payable	395,689	395,689
Deferred revenue	98,428	98,428
Interest and credit facility fees payable	1,211,149	1,211,149
Due to affiliate	81,391	81,391
Deferred offering costs payable	84,963	84,963
Total liabilities	154,610,263	$92,326,263
Common stock, par value $.001 per share, 100,000,000 shares authorized, 17,320,468 shares issued and outstanding actual, 22,320,468 issued and outstanding as adjusted	$17,320	$22,320
Capital in excess of par value	214,509,815	276,752,635
Accumulated undistributed net investment income	5,078,773	5,078,773
Accumulated net realized gain from investments	148,552	148,552
Net unrealized depreciation on investments	(1,583,928)	(1,583,928)
Total net assets	218,170,532	280,418,352
Total liabilities and net assets	$372,780,795	$372,744,615

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Price Range

Our common stock began trading on January 20, 2011, and is currently traded on the NYSE under the symbol “MCC”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly dividends per share since shares of our common stock began being regularly quoted on the NYSE.

Period	NAV(1)	Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Dividends(3)
		High	Low
Fiscal year ended September 30, 2011
Second quarter(4)	$12.48	$12.19	$11.62	97.68%	93.11%	$0.16
Third quarter	$12.55	$12.19	$11.12	97.13%	88.61%	$0.21
Fourth quarter	$12.57	$11.63	$9.84	92.52%	78.28%	$0.25
Fiscal year ending September 30, 2012
First Quarter	$12.57	$10.56	$8.96	84.01%	71.28%	$0.28
Second Quarter	$12.63	$11.86	$10.17	93.90%	80.52%	$0.31
Third Quarter	$12.60	$12.04	$10.72	95.56%	85.08%	$0.36
Fourth Quarter through August 21, 2012	*	13.21	11.91	*	*

*	Not determinable at the time of filing
(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)	Represents the cash dividend declared for the specified quarter.
(4)	From January 20, 2011 (IPO) to March 31, 2011.

The last reported price for our common stock on August 21, 2012 was $13.21 per share. As of August 21, 2012 we had 23 stockholders of record.

As of August 22, 2012, our estimated net asset value per share is $12.45. Our estimated net asset value per share as of August 22, 2012 is based on the June 30, 2012 reported net asset value per share of $12.60 as adjusted for income and capital events from July 1 through August 22, 2012 and takes into account the announced dividend of $0.36 per share payable on September 14, 2012 to stockholders of record on August 24, 2012. The estimate of our net asset value at August 22, 2012 is based on our internal financial information as financial results for the period ending September 30, 2012 have not been prepared, and the estimate has not been reviewed or audited by our independent registered public accounting firm. Accordingly, investors should not place undue reliance on this estimate.

Distributions

Our dividends, if any, are determined by the board of directors. We have elected to be treated as a RIC under Subchapter M of the Code. To maintain RIC qualification, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed in the preceding year.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock since completion of our IPO.

Dividends Declared

Record Dates	Payment Dates	Per Share
Fiscal year ended September 30, 2011
June 1, 2011	June 15, 2011	$0.16
September 1, 2011	September 15, 2011	$0.21
December 15, 2011	December 30, 2011	$0.25
Total		$0.62
Fiscal year ending September 30, 2012
February 24, 2012	March 15, 2012	$0.28
May 25, 2012	June 15, 2012	$0.31
August 24, 2012	September 14, 2012	$0.36

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. See “Dividend Reinvestment Plan” beginning on page 103 of the accompanying prospectus.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement with respect to the nine months ended June 30, 2011 and 2012, and in the accompanying prospectus with respect to the fiscal year ended September 30, 2011. We have derived the selected audited financial data below, excluding the weighted average annual yield on debt investments and number if investments at period end, at and for the fiscal year ended September 30, 2011, from our audited consolidated financial statements, which have been audited by Ernst & Young LLP, our independent registered public accounting firm. We have derived the unaudited selected financial data below from our unaudited consolidated financial statements at and for the nine months ended June 30, 2011 and 2012 included elsewhere in this prospectus supplement. In our opinion, these unaudited consolidated financial statements include all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of our financial position and results of operations for the period. Historical financial data is not necessarily indicative of our future results of operations or financial position.

	At and For the Nine Months Ended June 30,		At and For the Year Ended September 30,
	2012	2011	2011
($ in thousands, except per share data)	(unaudited)		(audited)
Statement of Operations data:
Total investment income	$30,455	$7,678	$14,569
Base management fee, net	3,741	840	1,610
Incentive fee	4,111	80	714
All other expenses	6,195	1,557	2,616
Net investment income	16,408	5,201	9,629
Unrealized depreciation on investments	(1,434)	344	(150)
Realized gain on investments	93	55	55
Net increase in net assets resulting from operations	15,067	5,600	9,534
Per share data:
Net asset value per common share at year end	$12.60	$12.55	$12.57
Market price at period end	12.04	11.74	10.08
Net investment income	0.95	0.30	0.56
Net realized and unrealized gain/(loss) on investments	(0.08)	0.03	(0.01)
Net increase in net assets resulting from operations	0.87	0.33	0.55
Dividends paid	0.84	0.16	0.37
Balance Sheet data at period end:
Total investments at fair value	$363,094	$144,664	$199,207
Cash and cash equivalents	3,120	82,446	17,202
Other assets	6,567	1,541	3,721
Total assets	372,781	228,651	220,130
Total liabilities	154,610	11,285	2,477
Total net assets	218,171	217,366	217,653
Other data:
Weighted average annual yield on debt investments(1) (unaudited)	14.3%	14.0%	14.5%
Number of investments at period end	34	11	18

(1)	The weighted average yield is based upon original cost on our debt investments.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

For information regarding the fiscal year ended September 30, 2011, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation” beginning on page 35 of the accompanying prospectus.

Formation Transaction

Prior to the pricing of our initial public offering, Medley Opportunity Fund LP (“MOF LP”) and Medley Opportunity Fund, Ltd. (“MOF LTD”) transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC (“MOF I BDC”) in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests. On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to Medley Capital BDC LLC in exchange for Medley Capital BDC LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of Medley Capital BDC LLC.

On January 18, 2011, Medley Capital BDC LLC, a Delaware limited liability company converted into Medley Capital Corporation, a Delaware corporation. As a result, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share. On January 20, 2011, Medley Capital Corporation filed an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

On January 20, 2011, we priced our initial public offering and sold 11,111,112 shares of our common stock at $12.00 per share. On February 24, 2011, an additional 450,000 shares of our common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ over-allotment option. Net of underwriting fees and estimated offering costs, we raised a total of approximately $129.6 million. Our shares began trading on January 20, 2011 on the New York Stock Exchange under the symbol “MCC.”

Overview

We are an externally-managed, non-diversified closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, we have elected and qualified to be treated for U.S. federal income tax purposes, as a regulated investment company (“RIC”), under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

We commenced operations and completed our initial public offering on January 20, 2011. Our investment activities are managed by MCC Advisors and supervised by our board of directors, of which a majority of the members are independent of us.

Our investment objective is to generate current income and capital appreciation by lending directly to privately-held small and middle market companies to help these companies fund acquisitions, growth or refinancing. Our portfolio will generally consist of senior secured first lien term loans and senior secured second lien term loans. In many of our investments, we will receive warrants or other equity participation features which we believe will increase the total investment returns.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements. To be eligible for tax treatment under subchapter M for U.S. federal income tax purposes, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Revenues

We generate revenue in the form of interest income on the debt that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We invest our assets primarily in privately held companies with enterprise or asset values between $25 million and $250 million and focus on investment sizes of $10 million to $50 million. We believe that pursuing opportunities of this size offers several benefits including reduced competition, a larger investment opportunity set and the ability to minimize the impact of financial intermediaries. We expect our debt investments to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either monthly or quarterly. In some cases our debt investments may provide for a portion of the interest to be paid-in-kind (“PIK”). To the extent interest is PIK, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses include the payment of investment management fees and overhead expenses, including our allocable portion of our administrator’s overhead under the administration agreement. Our investment management fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;
•	calculating our NAV (including the cost and expenses of any independent valuation firms);
•	expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of all future offerings of common stock and other securities, if any;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable under our administration agreement;
•	the allocated costs incurred by our administrator in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, making investments;
•	transfer agent and custodial fees;
•	registration fees and listing fees;
•	U.S. federal, state and local taxes;
•	independent director fees and expenses;
•	costs of preparing and filing reports or other documents with the SEC;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and
•	all other expenses reasonably incurred by us or our administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs (including travel expenses).

Portfolio and Investment Activity

As of June 30, 2012, our portfolio consisted of investments in 34 portfolio companies with a fair value of approximately $363.1 million. During the nine months ended June 30, 2012, we invested $177.0 million in seventeen new portfolio companies and $12.3 million in five existing portfolio companies, and we had $26.6 million in aggregate amount of exits and repayments, resulting in net investments of $162.7 million for the period. During the nine months ended June 30, 2011, approximately $84.95 million was contributed to us as part of the formation transaction described above. Additionally, during the nine months ended June 30, 2011, we invested $55.4 million in six new portfolio companies and $5.0 million in one existing portfolio company, and we had $2.0 million in aggregate amount of exits and repayments, resulting in net investments of $58.4 million for the period.

As of June 30, 2012, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $10.7 million and $10.7 million, and $23.4 million and $23.4 million, respectively, and the Company had approximately $3.1 million of cash and cash equivalents.

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of June 30, 2012 (dollars in thousands):

	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Senior Secured First Lien Term Loans	$170,998	46.5%	$170,205	46.5%
Senior Secured Second Lien Term Loans	160,687	43.7	159,264	43.5
Senior Secured Notes	31,602	8.6	31,718	8.7
Equities/Warrants	1,391	0.4	1,907	0.5
Cash and Cash Equivalents	3,120	0.8	3,120	0.8
Total	$367,798	100.0%	$366,214	100.0%

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of September 30, 2011 (dollars in thousands):

	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Senior Secured First Lien Term Loans	$107,757	49.8%	$107,255	49.6%
Senior Secured Second Lien Term Loans	79,901	36.9	79,414	36.7
Senior Secured Notes	11,668	5.4	11,832	5.5
Equities/Warrants	30	0.0	705	0.3
Cash and Cash Equivalents	17,202	7.9	17,202	7.9
Total	$216,558	100.0%	$216,408	100.0%

As of June 30, 2012, the weighted average loan to value ratio (“LTV”) of our portfolio investments was approximately 47.5%. We believe that the LTV ratio for a portfolio investment is a useful indicator of the riskiness of the portfolio investment, or its likelihood of default. As part of our investment strategy we seek to structure transactions with downside protection and seek LTVs of lower than 65%. We regularly evaluate the LTV of our portfolio investments and believe that LTV is a useful indicator for management and investors.

As of June 30, 2012, our income-bearing investment portfolio, which represented nearly 99.5% of our total portfolio, had a weighted average yield based upon cost on our portfolio investments of approximately 14.3%, and 41.9% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 58.1% bore interest at fixed rates.

MCC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on the following categories, which we refer to as MCC Advisors’ investment credit rating:

Credit Rating	Definition
1	Investments that are performing above expectations.
2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination.
All new loans are rated “2”.
3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected.
Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.
4	Investments that are performing below expectations and for which risk has increased materially since origination.
Some loss of interest or dividend is expected but no loss of principal.
In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination.
Most or all of the debt covenants are out of compliance and payments are substantially delinquent.
Some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of June 30, 2012 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage
1	$23,895	6.6%
2	321,095	88.4
3	18,104	5.0
4	—	—
5	—	—
Total	$363,094	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2011 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage
1	$—	— %
2	199,207	100.00
3	—	—
4	—	—
5	—	—
Total	$199,207	100.0%

Results of Operations

Operating results for the nine months ended June 30, 2012 and 2011 are as follows:

	For the nine months ended
	June 30, 2012	June 30, 2011
	($ in thousands)
Total investment income	$30,455	$7,678
Total expenses, net	14,011	2,477
Net investment income before excise taxes	16,444	5,201
Excise tax expense	36	—
Net investment income	16,408	5,201
Net realized gains (losses)	93	55
Net unrealized gains (losses)	(1,434)	344
Net increase in net assets resulting from operations	$15,067	$5,600

Investment Income

For the nine months ended June 30, 2012, investment income totaled $30.5 million, of which $26.0 million was attributable to portfolio interest and $4.5 million to other fee income.

For the nine months ended June 30, 2011, investment income totaled $7.7 million, of which $6.8 million was attributable to portfolio interest, $0.1 million to interest earned on cash and cash equivalents and $0.8 million to other fee income.

Operating Expenses

Operating expenses for the nine months ended June 30, 2012 and 2011 are as follows:

	For the nine months ended
	June 30, 2012	June 30, 2011
	($ in thousands)
Base management fees	$3,782	$1,689
Incentive fees	4,111	80
Administrator expenses	1,074	520
Professional fees	1,102	366
Interest and financing expenses	2,891	—
Directors fees	378	322
Insurance	343	183
Organizational expense	—	92
General and administrative	372	74
Expenses before management fee waiver	$14,053	$3,326

For the nine months ended June 30, 2012, total operating expenses before manager expense waiver and reimbursement increased $10.7 million, or 322.6%, compared to the nine months ended June 30, 2011.

Interest and financing expenses were higher in the nine months ended June 30, 2012 than the nine months ended June 30, 2011 as a result of the Company closing a four-year senior secured revolving credit facility and issuing $40.0 million in aggregate principal amount of 7.125% senior notes that mature on March 30, 2019.

Excluding interest and financing expenses, expenses increased for the nine month period ended June 30, 2012 due to an increase in professional fees, base management fees, incentive fees, administrative service fees, and general administrative expenses as a result of us becoming a public company. Professional fees increased due to higher legal, audit, and valuation services.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of an investment, without regard to unrealized gains or losses previously recognized.

During the nine months ended June 30, 2012, we recognized $0.1 million of realized gains, on our portfolio investments. During the nine months ended June 30, 2011, we recognized $55,000 of realized gains on our portfolio investment.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of the Company’s investment portfolio. For the nine months ended June 30, 2012, we had $1.4 million of unrealized depreciation on portfolio investments. For the nine months ended June 30, 2011, we had $0.3 million of unrealized appreciation on portfolio investments.

Changes in Net Assets from Operations

For the nine months ended June 30, 2012, we recorded a net increase in net assets resulting from operations of $15.1 million versus a net increase in net assets resulting from operations of $5.6 million for the nine months ended June 30, 2011. The difference is attributable to an increase in total investment income offset by an increase in total operating expenses, resulting from portfolio growth and an increase in net unrealized depreciation for the nine months ended June 30, 2012, as compared to the same period in the prior year. Based on 17,320,468 and 17,222,642 weighted average common shares outstanding for the nine months ended June 30, 2012 and June 30, 2011, respectively, our per share net increase in net assets resulting from operations was $0.87 for the nine months ended June 30, 2012 versus a per share net increase in net assets from operations of $0.33 for the nine months ended June 30, 2011.

Financial Condition, Liquidity and Capital Resources

As a BDC, we distribute substantially all of our net income to our stockholders and will have an ongoing need to raise additional capital for investment purposes. To fund growth, we have a number of alternatives available to increase capital, including raising equity, increasing debt, and funding from operational cash flow.

The Company’s liquidity and capital resources have been generated primarily from the net proceeds of its IPO, as well as cash flows from operations. On January 20, 2011, we completed our IPO and issued 11,111,112 common shares and received net proceeds of $129.6 million.

On August 4, 2011, the Company closed a four-year senior secured revolving credit facility (the “Facility”) led by ING Capital LLC with initial commitments of $60 million and an accordion feature that provides for expansion of the Facility up to $125 million, subject to customary conditions. On January 31, 2012, February 10, 2012, March 30, 2012 and May 3, 2012 the Company closed $25 million, $15 million, $15 million and $10 million, respectively, of additional commitments to the Facility. Total commitments to the Facility are now $125 million. As of June 30, 2012, there was $108.7 million outstanding under the Facility.

On March 21, 2012 the Company issued $40.0 million in aggregate principal amount of 7.125% senior notes that mature on March 30, 2019 (the “Notes”). The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 30, 2015. The Notes bear interest at a rate of 7.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2012. The Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCQ”. As of June 30, 2012, $40.0 million in aggregate principal amount of the Notes were outstanding.

As of June 30, 2012, we had $3.1 million in cash and cash equivalents. We generated cash from the net proceeds of our initial public offering and the exercise of the underwriters’ over-allotment option and the net proceeds of our offering of the Notes. In the future, we may generate cash from future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in our targeted asset classes, cash distributions to our stockholders, and other general corporate purposes.

We have applied to the Small Business Administration (“SBA”) for a license for Medley SBIC LP to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Act of 1958. On March 26, 2012, the application was accepted for filing. The application is expected to be approved within the next six months from the date of acceptance, although there can be no assurance that the SBA will approve the application. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license would allow our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

On March 27, 2012, we applied for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. If we receive an exemption for this SBA debt, we would have increased flexibility under the 200% asset coverage test.

Contractual Obligations and Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized on our balance sheet. As of June 30, 2012, we had commitments under loan and financing agreements to fund up to $12.3 million to three portfolio companies. These commitments are primarily composed of senior secured term loans and preferred equity. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio.

We have certain contracts under which we have material future commitments. We have entered into an investment management agreement with MCC Advisors in accordance with the 1940 Act. The investment management agreement became effective upon the pricing of our initial public offering. Under the investment management agreement, MCC Advisors has agreed to provide us with investment advisory and management services. For these services, we have agreed to pay a base management fee equal to a percentage of our gross assets and an incentive fee based on our performance.

We have also entered into an administration agreement with MCC Advisors as our administrator. The administration agreement became effective upon the pricing of our initial public offering. Under the administration agreement, MCC Advisors has agreed to furnish us with office facilities and equipment, provide us clerical, bookkeeping and record keeping services at such facilities and provide us with other administrative services necessary to conduct our day-to-day operations. MCC Advisors will also provide on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our investment management agreement and our administration agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Distributions

We have elected and qualified to be taxed as a RIC for U.S. federal income tax purposes under subchapter M of the Code. As a RIC, in any taxable year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we may be subject to U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

1.	at least 98.0 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;
2.	at least 98.2 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31st of the calendar year; and
3.	income realized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of dividends or year-to-year increases in dividends. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

On May 11, 2011, the Company’s board of directors declared a quarterly dividend of $0.16 per share payable on June 15, 2011 to stockholders of record at the close of business on June 1, 2011.

On August 4, 2011, the Company’s board of directors declared a quarterly dividend of $0.21 per share payable on September 15, 2011 to stockholders of record at the close of business on September 1, 2011.

On November 29, 2011, the Company’s board of directors declared a quarterly dividend of $0.25 per share payable on December 30, 2011 to stockholders of record at the close of business on December 15, 2011.

On February 2, 2012, the Company’s board of directors declared a quarterly dividend of $0.28 per share payable on March 15, 2012 to stockholders of record at the close of business on February 24, 2012.

On May 2, 2012, the Company’s board of directors declared a quarterly dividend of $0.31 per share payable on June 15, 2012, to stockholders of record at the close of business on May 25, 2012.

On August 2, 2012, the Company’s board of directors declared a quarterly dividend of $0.36 per share payable on September 14, 2012, to stockholders of record at the close of business on August 24, 2012.

Related Party Transactions

Concurrent with the pricing of our initial public offering, we entered into a number of business relationships with affiliated or related parties, including the following:

•	We entered into an investment management agreement with MCC Advisors. Mr. Brook Taube, our chairman and chief executive officer, is a managing partner and senior portfolio manager of MCC Advisors, and Mr. Seth Taube and Mr. Andrew Fentress, two of our directors, are managing partners of MCC Advisors.
•	MCC Advisors provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our administration agreement. We reimburse MCC Advisors for the allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.
•	We have entered into a license agreement with Medley Capital LLC, pursuant to which Medley Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Medley.”
•	Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the initial public offering an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. We received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

MCC Advisors and its affiliates may in the future manage other accounts that have investment mandates that are similar, in whole and in part, with ours. MCC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other accounts. In such event, depending on the availability of such investment and other appropriate factors, and pursuant to MCC Advisors’ allocation policy, MCC Advisors or its affiliates may determine that we should invest side-by-side with one or more other accounts. We will not make any investments if they are not permitted by applicable law and interpretive positions of the SEC and its staff, or if they are inconsistent with MCC Advisors’ allocation procedures.

In addition, we have adopted a formal code of ethics that governs the conduct of our and MCC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law.

Management Fee

Pursuant to the investment management agreement, we pay our investment adviser a fee for investment management services consisting of two components — a base management fee and an incentive fee.

MCC Advisors receives a base management fee from the Company payable quarterly in arrears, at an annual rate of 1.75% of the Company’s gross assets, including any assets acquired with the proceeds of leverage. MCC Advisors agreed to waive the base management fee payable with respect to cash and cash equivalents held by the Company through December 31, 2011.

The investment management agreement also provides that MCC Advisors will be entitled to an incentive fee of 20.0%. The incentive fee consists of two parts: (1) the first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of the pre-incentive fee net investment income over a hurdle rate (2.0% quarterly) and subject to a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if the hurdle rate did not apply; and (2) the second component, which will be payable in arrears at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2011, will equal 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the investment adviser.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments

We value investments for which market quotations are readily available at their market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we will value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We will also employ independent third party valuation firms for all of our investments for which there is not a readily available market value.

Valuation methods may include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Our board of directors is ultimately and solely responsible for determining the fair value of the investments in our portfolio that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

Our quarterly valuation process begins with each investment being initially valued by the investment professionals responsible for monitoring the portfolio investment.

•	Preliminary valuation conclusions are then documented and discussed with senior management.
•	At least twice annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	Our board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the portfolio company’s earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not verifiable by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

Revenue Recognition

Our revenue recognition policies are as follows:

Investments and Related Investment Income. We account for investment transactions on a trade-date basis and interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Origination, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Other fees are capitalized as deferred revenue and recorded into income over the respective period. Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in the fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our consolidated statement of operations.

Non-accrual. We place loans on non-accrual status when principal and interest payments are past due by 90 days or more, or when there is reasonable doubt that we will collect principal or interest. Accrued interest is generally reversed when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current.

Federal Income Taxes

The Company has elected to be treated as a RIC under subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements. Once qualified as a RIC, the Company must timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of the date identified. We had no senior securities outstanding as of September 30 of any prior fiscal years. The information contained in the table as of September 30, 2011 has been audited by Ernst & Young LLP. Ernst & Young LLP’s report on the information contained in the senior securities table as of September 30, 2011 is attached as an exhibit to the registration statement of which this prospectus is a part.

Year or Period End	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Average Market Value Per Unit
September 30, 2011	—	—	—
June 30, 2012 (Unaudited)
Facility	$108,700,000	$2,467	n/a	(3)
7.125% Senior Notes	$40,000,000	$2,467	$24.96

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	Not applicable because the Facility is not registered for public trading.

INVESTMENTS AND PORTFOLIO COMPANIES

We seek to create a diverse portfolio that includes senior secured first lien term loans, senior secured second lien term loans, unitranche, senior secured notes, senior subordinated notes and warrants and minority equity securities by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies.

As of June 30, 2012, our portfolio consisted of investments in 34 portfolio companies with a fair value of approximately $363.1 million. As of June 30, 2012, our average portfolio company investment and our largest portfolio company investment at fair value were approximately $10.7 million and $23.4 million, respectively. We had approximately $3.1 million of cash and cash equivalents as of June 30, 2012.

The following table shows the portfolio composition by industry grouping at fair value at June 30, 2012 (dollars in thousands):

	Investments at Fair Value	Percentage of Total Portfolio
Healthcare, Education and Childcare	$57,430	15.8%
Finance	55,622	15.3
Oil and Gas	31,830	8.8
Aerospace & Defense	30,412	8.4
Personal and Nondurable Consumer Products (Manufacturing Only)	29,890	8.2
Business Services	25,443	7.0
Personal, Food and Miscellaneous Services	24,907	6.9
Diversified/Conglomerate Service	17,216	4.8
Cargo Transport	16,322	4.5
Restaurant & Franchise	13,802	3.8
Containers, Packaging and Glass	10,000	2.8
Electronics	9,601	2.6
Mining, Steel, Iron and Nonprecious Metals	9,600	2.6
Home and Office Furnishings, Housewares, and Durable Consumer Products	8,059	2.2
Grocery	7,980	2.2
Telecommunications	7,027	1.9
Automobile	6,376	1.8
Chemicals, Plastics and Rubber	1,577	0.4
Total	$363,094	100%

As of June 30, 2012, the weighted average loan to value ratio (“LTV”) of our portfolio investments was approximately 47.5%. We believe that the LTV ratio for a portfolio investment is a useful indicator of the riskiness of the portfolio investment, or its likelihood of default. As part of our investment strategy we seek to structure transactions with downside protection and seek LTVs of lower than 65%. We regularly evaluate the LTV of our portfolio investments and believe that LTV is a useful indicator for management and investors.

As of June 30, 2012, the weighted average yield based upon original cost on our portfolio investments was approximately 14.3% and 41.9% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 58.1% bore interest at fixed rates. The weighted average yield on income producing investments is computed based upon a combination of the cash flows to date and the contractual interest payments, principal amortization and fee notes due at maturity without giving effect to closing fees received, base management fees, incentive fees or general fund related expenses. Each floating rate loan uses LIBOR as its floating rate index. For each floating rate loan, the projected fixed-rate equivalent coupon rate used to forecast the interest cash flows was calculated by adding the interest rate spread specified in the relevant loan document to the fixed-rate equivalent LIBOR rate, duration-matched to the specific loan, adjusted by the LIBOR floor and/or cap in place on that loan.

Overview of Portfolio Companies

Set forth below is a brief description of the business of our portfolio companies as of June 30, 2012.

Portfolio Company	Brief Description of Portfolio Company
Allied Cash Holdings LLC	Allied Cash Holdings LLC is one of the leading private providers of payday and title lending services in the United States with 185 stores in California, Texas, Arizona, Michigan, Indiana, Virginia, New Mexico, Louisiana, Idaho and Colorado.
Applied Natural Gas Fuels, Inc.	Applied Natural Gas Fuels, Inc. produces, distributes and sells liquefied natural gas to transportation, industrial, and municipal markets in the western U.S. and portions of Mexico.
Aurora Flight Sciences Corporation	Aurora Flight Sciences Corporation designs and manufactures unmanned aircraft systems and components for use in research, defense and homeland security.
Bay Delta Maritime LLC	Bay Delta Maritime LLC is a leading provider of required and regulated tugboat services in the San Francisco Bay. The Company provides ship escorts, assists and towing services to petroleum tankers and other vessels. Container ships and oil tankers are required by maritime law to utilize the Company’s services in the San Francisco Bay, thus creating a strong base of demand.
Bennu Glass, Inc.	Bennu Glass, Inc. owns and operates a glass bottling facility in Kalama, WA, capable of producing nine million cases of high quality wine bottles per year for wineries in Oregon, Washington and California.
Calloway Laboratories, Inc.	Calloway Laboratories, Inc. is one of the nation’s fastest growing clinical toxicology laboratories that specialize in proprietary drug testing protocols to address one of the medical community’s largest challenges — ensuring patients are not abusing prescribed pain medications.
Caregiver Services, Inc.	Caregiver Services, Inc. provides licensed, certified and credentialed home health care services within the comfort and confines of one’s home to assist with the activities of daily living or the management of complex medical conditions.
Cymax Stores, Inc.	Cymax Stores, Inc., headquartered in Vancouver, Canada, operates as an online retailer of furniture, home appliances, accessories, baby products and small electronic items. Cymax also operates a traditional brick and mortar retailer of baby products with a single store in North Vancouver, British Columbia.
Flexera Software LLC	Flexera Software LLC is the market leader in application usage management software. The Company’s software enables software producers, device manufacturers and software buyers to install, track, monitor and manage application usage to maximize value, optimize usage and ensure continuous compliance.
Geneva Wood Fuels LLC	Geneva Wood Fuels LLC is one of the largest wood pellet manufacturers in New England. It owns and operates a 119,000 ton per year facility that produces high quality wood pellets distributed to residential customers in Maine, New Hampshire, Vermont and Massachusetts.

Portfolio Company	Brief Description of Portfolio Company
The Great Atlantic & Pacific Tea Company, Inc.	The Great Atlantic & Pacific Tea Company is a supermarket, food, drug and liquor store chain in the United States.
Gulf Coast Asphalt Company, Inc.	Gulf Coast Asphalt Company Inc. is both a full service liquid bulk storage terminal company and a premier provider of liquid asphalt products, based on Mobile River in Mobile, Alabama.
Hilex Poly Co.	Hilex Poly Co. is an industry leading manufacturer of plastic bag and film products, focusing primarily on high density polyethylene film products and related services.
Hoffmaster Group, Inc.	Hoffmaster Group, Inc. is a leading North American designer, manufacturer and supplier of decorated, premium disposable tableware. Hoffmaster holds the #1 or #2 market position in nearly all of its core product segments through its line of leading brand names.
Insight Pharmaceuticals LLC	Insight Pharmaceuticals LLC is a leading marketer and distributor of branded over-the-counter pharmaceutical products with a broad platform of over 30 unique brands.
Integra Telecom, Inc.	Integra Telecom, Inc. is one of the largest facilities-based providers of communication and networking services in the western United States.
Kelley Amerit Holdings, Inc.	Kelly-Amerit Fleet Services, Inc. is a leading provider of fleet maintenance services for commercial vehicle fleets in the U.S. for Fortune 50 companies. The Company provides maintenance and repair services, fuel management and staffing services.
Meridian Behavioral Health LLC	Meridian Behavioral Health, LLC, is headquartered in New Brighton, Minnesota, and is the leading provider of high acuity chemical dependency treatment in the state of Minnesota operating 14 behavioral treatment centers, offering both inpatient and outpatient programs.
Prestige Industries LLC	Prestige Industries LLC is one of the leading companies dealing with manufacturing and exporting of stainless steel, alloy steel and carbon steel products.
RCS Management Corporation & Specialized Medical Services, Inc.	RCS Management Corporation & Specialized Medical Services, Inc. provides respiratory equipment, oxygen and related products and services to nursing homes and hospices throughout the U.S.
Renaissance Learning, LLC	Renaissance Learning, LLC, is headquartered in Wisconsin Rapids, Wisconsin, and provides technology based student assessment and school improvement programs, focused on reading, math and writing for K-12 students.
Revstone Aero LLC	Revstone Aero LLC is a leading manufacturer of forgings primarily servicing the commercial and military aerospace industry.
Santa Cruz Nutritional	Santa Cruz Nutritional is a leading supplier of confection based nutritional delivery systems.
Sequel Youth and Family Services LLC	Sequel Youth and Family Services, LLC is a national provider of diversified behavioral health services for at-risk, delinquent, autistic and severely emotionally disturbed children and adolescents.

Portfolio Company	Brief Description of Portfolio Company
Sizzling Platter LLC	Sizzling Platter LLC is a restaurant management company that operates 137 Little Caesars locations, 22 Sizzler locations and 12 other limited service restaurants in the Western United States as a franchisee. Little Caesar’s is the largest carryout pizza franchise in the United States and the fourth largest pizza franchise behind Pizza Hut, Dominos and Papa John’s.
Tempel Steel Company	Tempel Steel Company is an independent manufacturer of magnetic steel laminations used in the production of motors and transformers.
Tower International Inc.	Tower International Inc. is a leading integrated global manufacturer of engineered structural metal components and assemblies primarily serving automotive original equipment manufacturers. Tower offers its automotive customers a broad product portfolio, supplying body-structure stampings, frames and other chassis structures, as well as complex welded assemblies, for small and large cars, crossovers, pickups and SUVs.
U.S. Well Services LLC	U.S. Well Services LLC operates as a pressure pumping company. The company operates in Marcellus and Utica, and is based in Houston, Texas.
United Restaurant Group, LP	United Restaurant Group, LP is the second largest franchisee of T.G.I. Friday’s restaurants in the United States. T.G.I. Friday’s a full-service casual dining restaurant chain.
United Road Towing, Inc.	United Road Towing, Inc. is the largest integrated towing company in the United States. The Company provides a complete range of towing, vehicle storage and vehicle auction services through a network of 53 operating locations across 9 states.
Velum Global Credit Management, LLC	Velum Global Credit Management, LLC is a global purchaser and servicer of non-performing consumer debt with operations in Illinois and Sao Paulo, Brazil. Velum owns over five million consumer accounts with a face value of just under $2 billion.
Water Capital USA, Inc.	Water Capital USA, Inc. operates a capital equipment leasing and a receivables financing business. Water Capital originates and monetizes portfolios of equipment leases and servicing receivables from creditworthy businesses.
Welocalize, Inc.	Welocalize, Inc. provides next-generation translation supply chain management that delivers market-ready, translated content — when and where you demand — at a higher output, a faster pace and an affordable price
YRCW Receivables LLC	YRCW Receivables LLC is a special purpose bankruptcy remote subsidiary of YRC Worldwide Inc., a leading provider of transportation and global logistics services. YRCW Receivables LLC purchases receivables from YRC Worldwide Inc.

Recent Investment

In August 2012, the Company closed on a $10.9 million investment in senior secured second lien term loan to Brantley Transportation, LLC. Headquartered in Monahans, Texas, Brantley Transportation, LLC is a leading provider of mission-critical transportation services to energy producers and drilling companies in the upstream and midstream energy markets. The loan has a variable coupon of LIBOR + 10.0% cash with a 1.5% LIBOR floor and 2.5% PIK, with principal due at maturity in August 2017.

TAX MATTERS

For the material U.S. federal income tax considerations applicable to an investment in shares of our common stock, see “Tax Matters” on page 90 of the accompanying prospectus. The following section supplements and, to the extent inconsistent with, supersedes the discussion of U.S. federal income tax in the accompanying prospectus.

Under a provision that expired for taxable years beginning after December 31, 2011, properly designated dividends received by a non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). If such provision is renewed by the U.S. Congress, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. As discussed above, this exemption from withholding for interest-related and short term capital gain dividends has expired for tax years beginning after December 31, 2011. It is unclear whether such exemption will be renewed and, even if renewed, it may again be subject to expiration.

UNDERWRITING

The Company and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Goldman, Sachs & Co., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC are the representatives of the underwriters.

Underwriters	Number of Shares
Goldman, Sachs & Co.	1,250,000
Barclays Capital Inc.	1,250,000
Credit Suisse Securities (USA) LLC	1,000,000
UBS Securities LLC	1,000,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	100,000
Gilford Securities Incorporated	100,000
Janney Montgomery Scott LLC	100,000
Ladenburg Thalmann & Co. Inc.	100,000
JMP Securities LLC	50,000
Maxim Group LLC	50,000
Total	5,000,000

The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares being sold directly by us and those covered by the option described below unless and until this option is exercised.

If the underwriters sell more shares than the total number set forth in the table above, we have granted the underwriters an option to buy up to an additional 750,000 shares from us. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

The following table shows the total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. Such amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase 750,000 additional shares.

	No Exercise	Full Exercise
Per Share	$0.4532	$0.4532
Total	$2,266,000	$2,605,900

We estimate that the total expenses of this offering payable by us, exclusive of the underwriting discount or commission, will be approximately $200,000.

Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $0.27 per share from the public offering price. If all the shares are not sold at the public offering price, the underwriters may change the offering price and the other selling terms. The offering of the shares by the underwriters are subject to receipt and acceptance and subject to the underwriters’ right to reject any order in whole or in part.

The Company, the directors and executive officers of the Company have agreed with the underwriters, subject to certain exceptions, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or hedge any shares of common stock, during the period of 30 days from the date of this prospectus supplement, except with the prior written consent of the underwriters.

In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than it is required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from the Company in the offering. The underwriters may close out any covered short position by either exercising its option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which it may purchase additional shares pursuant to the option granted to it. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own account, may have the effect of preventing or retarding a decline in the market price of the Company’s stock, and may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

(a)	to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;
(b)	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;
(c)	to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer; or
(d)	in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Each underwriter has represented and agreed that:

(a)	it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the shares in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer [or the Guarantor]; and
(b)	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

The shares may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

This prospectus does not constitute an issue prospectus pursuant to Article 652a or Article 1156 of the Swiss Code of Obligations (“CO”) and the shares will not be listed on the SIX Swiss Exchange. Therefore, this prospectus may not comply with the disclosure standards of the CO and/or the listing rules (including any prospectus schemes) of the SIX Swiss Exchange. Accordingly, the shares may not be offered to the public in or from Switzerland, but only to a selected and limited circle of investors, which do not subscribe to the shares with a view to distribution.

This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the shares are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

The securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

The Company has agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933.

The underwriters and their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates have in the past and may in the future perform various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

In the ordinary course of their various business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of the issuer. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Certain of the affiliates of the underwriters are lenders on the Facility, and may receive a portion of the proceeds hereunder.

The principal business address of Goldman, Sachs & Co. is 200 West Street, New York, NY 10282; the principal business address of Barclays Capital Inc. is 745 Seventh Avenue, New York, NY 10019; the principal business address of Credit Suisse Securities (USA) LLC is 11 Madison Avenue, New York, NY 10010; and the principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171.

VALIDITY OF COMMON STOCK

The validity of the shares of common stock offered hereby will be passed upon for Medley Capital Corporation by Morrison & Foerster LLP, New York, NY. The validity of the shares of common stock offered hereby will be passed upon for the underwriters by Sutherland Asbill & Brennan LLP, Washington, DC.

EXPERTS

Ernst & Young LLP, our independent registered public accounting firm, has audited our consolidated financial statements, including the schedule of investments, at September 30, 2011 and 2010, and for the year ended September 30, 2011 and the period from April 23, 2010 (inception date) to September 30, 2010, respectively, as set forth in their report. Ernst & Young LLP also has audited our senior securities table as of September 30, 2011. We have included our consolidated financial statements, including the schedule of investments, and senior securities table in this prospectus supplement, and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering by this prospectus supplement. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the common stock we are offering, please refer to the registration statement.

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us by mail at 375 Park Avenue, 33rd Floor, New York, NY 10152, by telephone at (212) 759-0777 or on our website at http://www.medleycapitalcorp.com.

.

SF-1

Medley Capital Corporation

Consolidated Statements of Assets and Liabilities

	As of
	June 30, 2012	September 30, 2011
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $356,108,198 and $153,268,701, respectively)	$355,035,060	$153,385,565
Affiliated investments (amortized cost of $8,569,436 and $46,087,374, respectively)	8,058,646	45,820,982
Total investments at fair value	363,093,706	199,206,547
Cash and cash equivalents	3,120,105	17,201,643
Interest receivable	3,277,289	1,679,738
Deferred financing costs, net	2,961,989	1,259,382
Other assets	160,078	782,006
Deferred offering costs	167,628	—
Total assets	$372,780,795	$220,129,316
LIABILITIES
Credit facility payable	$108,700,000	$—
Notes payable	40,000,000	—
Management and incentive fees payable, net	3,050,223	1,483,751
Accounts payable and accrued expenses	988,420	626,261
Administrator expenses payable	395,689	346,293
Deferred revenue	98,428	18,648
Interest and fees payable	1,211,149	1,667
Due to affiliate	81,391	—
Deferred offering costs payable	84,963	—
Total liabilities	$154,610,263	$2,476,620
NET ASSETS
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 17,320,468 and 17,320,468 common shares issued and outstanding, respectively	$17,320	$17,320
Capital in excess of par value	214,509,815	214,509,815
Accumulated undistributed net investment income	5,078,773	3,220,089
Accumulated net realized gain (loss) from investments	148,552	55,000
Net unrealized appreciation (depreciation) on investments	(1,583,928)	(149,528)
Total net assets	218,170,532	217,652,696
Total liabilities and net assets	$372,780,795	$220,129,316
NET ASSET VALUE PER SHARE	$12.60	$12.57

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statements of Operations

	For the nine months ended June 30
	2012	2011
	(unaudited)	(unaudited)
INVESTMENT INCOME
Interest from investments
Non-controlled/Non-affiliated investments	$23,962,160	$4,116,146
Affiliated investments	2,013,461	2,664,963
Total interest income	25,975,621	6,781,109
Interest from cash and cash equivalents	3,513	63,730
Other fee income	4,475,777	833,454
Total investment income	30,454,911	7,678,293
EXPENSES
Base management fees	3,782,158	1,689,030
Incentive fees	4,110,844	79,785
Administrator expenses	1,074,173	519,762
Professional fees	1,102,278	366,069
Interest and financing expenses	2,890,872	—
Directors fees	377,504	322,058
Insurance	343,325	182,912
General and administrative	371,505	73,814
Organizational expense	—	92,226
Expenses before management fee waiver	14,052,659	3,325,656
Management fee waiver (See Note 6)	(41,126)	(848,918)
Total expenses net of management fee waiver	14,011,533	2,476,738
Net investment income before excise taxes	16,443,378	5,201,555
Excise tax expense	(35,501)	—
NET INVESTMENT INCOME	16,407,877	5,201,555
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain/(loss) from investments	93,552	55,000
Net unrealized appreciation/(depreciation) on investments	(1,434,400)	343,927
Net gain/(loss) on investments	(1,340,848)	398,927
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,067,029	$5,600,482
WEIGHTED AVERAGE – BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.87	$0.33
WEIGHTED AVERAGE – BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.95	$0.30
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED (SEE NOTE 10)	17,320,468	17,222,642
DIVIDENDS DECLARED PER COMMON SHARE	$0.84	$0.16

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statement of Changes in Net Assets

	For the nine months ended June 30, 2012	For the nine months ended June 30, 2011
	(unaudited)	(unaudited)
INCREASE FROM OPERATIONS:
Net investment income	$16,407,877	$5,201,555
Net realized gain/(loss) from investments	93,552	55,000
Net unrealized appreciation/(depreciation) on investments	(1,434,400)	343,927
Net increase/(decrease) in net assets from operations	15,067,029	5,600,482
SHAREHOLDER DISTRIBUTIONS:
Distributions declared ($0.84 and $0.16 per share, respectively)	(14,549,193)	(2,771,276)
Net increase/(decrease) in net assets from shareholder distributions	(14,549,193)	(2,771,276)
CAPITAL SHARE TRANSACTIONS:
Issuance of common stock, net of underwriting costs	—	216,051,889
Offering costs	—	(1,422,948)
Net increase/(decrease) in net assets from capital share transactions	—	214,628,941
Total increase/(decrease) in net assets	517,836	217,458,147
Net assets at beginning of period	217,652,696	(92,050)
Net assets at end of period	$218,170,532	$217,366,097
Net asset value per common share	$12.60	$12.55
Common shares outstanding at end of period	17,320,468	17,320,468

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statement of Cash Flows

	For the nine months ended June 30, 2012	For the nine months ended June 30, 2011
	(unaudited)	(unaudited)
Cash flows from operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$15,067,029	$5,600,482
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
Paid-in-kind interest income	(2,545,968)	(1,022,209)
Net amortization/accretion of premium (discount) on investments	(23,574)	82,849
Amortization of deferred financing costs	432,836	—
Net realized (gain) loss from investments	(93,552)	(55,000)
Net unrealized (appreciation) depreciation on investments	1,434,400	(343,927)
Proceeds from sale and redemption of investments	26,637,386	2,055,000
Purchase of investments	(189,295,850)	(60,430,348)
(Increase) decrease in operating assets:
Interest receivable	(1,597,551)	(1,296,430)
Other assets	621,928	(244,795)
Increase (decrease) in operating liabilities:
Payable for unsettled trades	—	9,849,932
Accounts payable and accrued expenses	362,159	460,613
Management and incentive fees payable, net	1,566,472	630,403
Administrator expenses payable	49,396	329,516
Interest and credit facility fees payable	1,209,482	—
Deferred revenue	79,780	—
Due to affiliate	81,391	6,689
Accrued organizational costs	—	(92,000)
NET CASH USED BY OPERATING ACTIVITIES	(146,014,236)	(44,469,225)
Cash flows from financing activities
Repayment of contributed loan	—	(50,000)
Proceeds from issuance of common stock, net of underwriting costs	—	131,101,393
Offering cost paid	(82,666)	(1,380,402)
Borrowings under credit facility	119,400,000	—
Repayments of credit facility	(10,700,000)	—
Proceeds from senior notes	40,000,000	—
Financing cost paid	(2,135,443)	—
Payments of cash dividends	(14,549,193)	(2,771,276)
NET CASH PROVIDED BY FINANCING ACTIVITIES	131,932,698	126,899,715
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(14,081,538)	82,430,490
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	17,201,643	15,190
CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,120,105	$82,445,680
Supplemental Information:
Interest paid during the period	$1,248,554	n/a
Excise tax paid during the period	$35,501	$ n/a
Supplemental non-cash information
Paid-in-kind interest income	$2,545,968	$1,022,209
Net amortization of premium on investments	$23,574	$(82,849)
Amortization of deferred financing costs	$(432,836)	n/a
Issuance of 5,759,356 shares of common stock in connection with the formation transaction (See Note 1)	$—	$84,950,496

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments
June 30, 2012
(unaudited)

Company(1)	Industry	Interest	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)	LTV(5) (unaudited)
Non-controlled/ Non-affiliated Investments – 162.7%(3)
Senior Secured First Lien Term Loans
Revstone Aero LLC	Aerospace & Defense	15.46% (LIBOR + 12.00% Cash, 3.00% PIK)	6/30/2017	$15,000,000	$14,776,044	$14,776,044	6.8%	50.2%
Revstone Aero LLC (fee note)(7)	Aerospace & Defense	17.38%(7)	6/30/2017	500,000	224,317	224,317	0.1%	50.2%
Welocalize, Inc. (term loan A)	Business Services	10.00% (LIBOR + 8.00%, 2.00% LIBOR Floor)	11/19/2015	4,746,588	4,746,588	4,746,588	2.2%	36.0%
Welocalize, Inc. (term loan B)	Business Services	12.25% (LIBOR + 9.00%, 2.00% LIBOR Floor, 1.25% PIK)	11/19/2015	5,461,263	5,461,263	5,461,263	2.5%	36.0%
BayDelta Maritime LLC (term loan)	Cargo Transport	13.75% (11.25% Cash, 2.50% Deferred)	6/30/2016	6,669,293	6,541,505	6,541,505	2.9%	37.0%
BayDelta Maritime LLC (fee note)(7)	Cargo Transport	14.88%(7)	6/30/2016	250,000	143,507	143,507	0.1%	37.0%
Hilex Poly Co.	Chemicals, Plastics and Rubber	11.25% (LIBOR + 9.25%, 2.00% LIBOR Floor)	11/19/2015	1,576,878	1,576,878	1,576,878	0.7%	35.5%
Bennu Glass, Inc.	Containers, Packaging and Glass	15.00%	4/30/2013	10,000,000	10,087,813	10,000,000	4.6%	21.8%
Flexera Software LLC	Electronics	7.50% (LIBOR + 6.25%, 1.25% LIBOR Floor)	9/30/2017	3,940,000	3,940,000	3,900,601	1.8%	34.9%
Allied Cash Holdings LLC	Finance	15.00%	9/30/2013	17,000,000	17,051,104	17,000,000	7.8%	20.9%
Velum Global Credit Management LLC	Finance	15.00%	3/31/2014	15,000,000	15,183,962	15,183,962	7.0%	29.6%
Water Capital USA, Inc.	Finance	14.00% (7.00% Cash, 7.00% PIK)	1/3/2013	23,437,803	23,437,803	23,437,803	10.7%	52.5%
The Great Atlantic & Pacific Tea Company, Inc.	Grocery	11.00% (LIBOR + 9.00%, 2.00% LIBOR Floor)	3/13/2017	7,980,000	7,980,000	7,980,000	3.7%	11.5%
Calloway Laboratories, Inc.	Healthcare, Education and Childcare	15.00% (LIBOR + 11.00% ,1.00% LIBOR Floor, 3.00% PIK)	9/30/2013	20,157,076	20,157,076	20,157,076	9.2%	46.0%
Meridian Behavioral Health LLC	Healthcare, Education and Childcare	14.00% (12.00% Cash, 2.00% PIK)	11/14/2016	6,076,757	5,585,370	5,983,044	2.7%	30.4%
Renaissance Learning LLC	Healthcare, Education and Childcare	7.75% (LIBOR + 6.25%, 1.50% LIBOR Floor)	10/19/2017	2,977,500	2,869,056	2,869,056	1.3%	35.6%
Applied Natural Gas Fuels, Inc. (term loan A)	Oil and Gas	13.00%	3/24/2014	5,000,000	5,000,000	5,150,286	2.4%	22.9%
Applied Natural Gas Fuels, Inc. (term loan B)	Oil and Gas	10.00%	3/24/2014	10,844,251	10,844,251	10,641,151	4.8%	22.9%
Geneva Wood Fuels LLC(4)	Personal and Nondurable Consumer Products (Manufacturing Only)	15.50% (LIBOR + 13.00%, 2.50% LIBOR Floor)	12/31/2012	7,500,000	7,500,000	7,046,250	3.2%	69.8%
Total Senior Secured First Lien Term Loans				$164,117,409	$163,106,537	$162,819,331

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Interest	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)	LTV(5) (unaudited)
Senior Secured Second Lien Term Loans
Aurora Flight Sciences Corporation	Aerospace & Defense	13.25% (11.25% Cash, 2.00% PIK)	3/16/2014	$15,411,876	$15,411,876	$15,411,876	7.1%	35.0%
Kelley Amerit Holdings, Inc.	Business Services	12.20% (LIBOR + 9.70% Cash, 1.00% LIBOR Floor, 1.50% PIK)	12/22/2016	9,337,705	9,337,705	9,337,705	4.3%	46.1%
Prestige Industries LLC	Business Services	13.00% (10.00% Cash, 3.00% PIK)	1/31/2017	5,804,758	5,658,605	5,658,605	2.6%	59.8%
YRCW Receivables LLC	Cargo Transport	11.25% (LIBOR + 9.75%, 1.50% LIBOR Floor)	9/30/2014	9,922,512	9,735,768	9,426,390	4.3%	91.8%
RCS Management Corporation & Specialized Medical Services, Inc.	Diversified/ Conglomerate Service	13.00% (LIBOR + 11.00% Cash, 1.50% LIBOR Floor, 0.50% PIK)	9/23/2015	17,324,040	17,324,040	17,215,783	7.9%	50.6%
Flexera Software LLC	Electronics	11.00% (LIBOR + 9.75%, 1.25% LIBOR Floor)	9/30/2018	6,000,000	6,000,000	5,700,000	2.6%	50.5%
Renaissance Learning LLC	Healthcare, Education and Childcare	12.00% (LIBOR + 10.50%, 1.50% LIBOR Floor)	10/19/2018	2,000,000	1,925,034	1,925,034	0.9%	52.3%
Sequel Youth and Family Services LLC	Healthcare, Education and Childcare	14.00%	12/23/2014	10,500,000	10,500,000	10,710,000	4.9%	42.9%
Caregiver Services, Inc.	Healthcare, Education and Childcare	14.45% (12.45% Cash, 2.00% PIK)	12/29/2017	15,001,667	15,001,667	15,001,667	6.9%	54.6%
Gulf Coast Asphalt Company, Inc.	Oil and Gas	15.50% (LIBOR + 11.00% Cash, 1.00% LIBOR Floor, 3.5% PIK)	6/14/2017	11,080,784	11,080,784	11,080,784	5.1%	54.5%
Santa Cruz Nutritional	Personal and Nondurable Consumer Products (Manufacturing Only)	14.50%	5/25/2015	15,000,000	15,000,000	15,000,000	6.9%	47.3%
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	11.00% (1.50% Base + 9.50% Spread)	1/3/2019	6,000,000	6,000,000	5,933,239	2.7%	64.1%
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	10.25% (LIBOR + 9.0% Cash, 1.25% LIBOR Floor)	1/3/2019	2,000,000	1,980,173	1,910,985	0.9%	64.1%
Insight Pharmaceuticals LLC	Personal, Food and Miscellaneous Services	13.25% (LIBOR + 11.75%, 1.50% LIBOR Floor)	8/25/2017	10,000,000	10,000,000	10,000,000	4.6%	66.1%
United Road Towing Inc.	Personal, Food and Miscellaneous Services	13.50% (11.50% Cash, 2.00% PIK)	10/21/2016	15,368,312	15,368,312	14,907,263	6.8%	67.3%
United Restaurant Group L.P.	Restaurant & Franchise	15.24% (LIBOR + 11.50% Cash, 3.50% PIK)	12/31/2016	10,362,699	10,362,699	10,044,981	4.6%	70.6%
Total Senior Secured Second Lien Term Loans				$161,114,353	$160,686,663	$159,264,312
Senior Secured Notes
Tower International, Inc.	Automobile	10.63%	9/1/2017	$6,101,000	$6,221,409	$6,375,515	2.9%	43.0%
Tempel Steel Company	Mining, Steel, Iron and Nonprecious Metals	12.00%	8/15/2016	10,000,000	9,791,863	9,600,023	4.4%	69.7%
U.S. Well Services LLC	Oil and Gas	14.50% (14.50% PIK until 8/15/12, 14.50% cash therafter)	2/15/2017	5,000,000	4,958,285	4,958,285	2.3%	15.3%
Sizzling Platter LLC	Restaurant & Franchise	12.25%	4/15/2016	3,630,000	3,524,166	3,757,049	1.7%	47.9%
Integra Telecom, Inc.	Telecommunications	10.75%	4/15/2016	7,250,000	7,106,124	7,026,700	3.2%	86.8%
Total Senior Secured Notes				$31,981,000	$31,601,847	$31,717,572

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Interest	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)	LTV(5) (unaudited)
Equity/Warrants
Prestige Industries LLC	Business Services	Warrants to purchase 3.04% of the outstanding common units	1/31/2017	$—	$151,855	$239,290	0.1%	N/A
BayDelta Maritime LLC	Cargo Transport	Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	210,176	0.1%	N/A
Meridian Behavioral Health LLC	Healthcare, Education and Childcare	Warrants to purchase 8% of the outstanding membership units	11/14/2016	—	536,296	784,379	0.4%	N/A
U.S. Well Services LLC	Oil and Gas	Warrants to purchase 0.88% of the outstanding common membership interests	2/15/2017	—	—	—	0.0%	N/A
Total Common Equity/Warrants				$—	$713,151	$1,233,845
Sub Total Non-controlled/Non-affiliated Investments				$357,212,762	$356,108,198	$355,035,060
Affiliated Investments – 3.7%(3)
Senior Secured First Lien Term Loans
Cymax Stores, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	15.00% (10% Cash, 5% PIK)	8/1/2015	$8,489,072	$7,891,282	$7,385,492	3.4%	54.4%
Equity/Warrants
Cymax Stores, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	190 Class B Common Units (6)	—	$—	$678,154	$673,154	0.3%	N/A
Sub Total Affiliated Investments				$8,489,072	$8,569,436	$8,058,646
Total Investments – 166.4%(3)				$365,701,834	$364,677,634	$363,093,706

(1)	All of our investments are domiciled in the United States except for Cymax Stores, Inc. which is domiciled in Canada.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Percentage is based on net assets of $218,170,532 as of June 30, 2012.
(4)	Investment is held via participation agreements with affiliated entities (See note 7).
(5)	Loan to value ratio (“LTV”) is the amount of total net debt in the portfolio company’s capital structure that is ahead of and through our loan divided by the enterprise value of the portfolio company.
(6)	190 Class B Common Units represent 19% ownership of Cymax Stores, Inc.
(7)	Fee note is a zero coupon note, due at the earlier of prepayment or maturity and stated interest rate represents an effective interest rate.

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments

September 30, 2011

Company(1)	Industry	Interest	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)	LTV(5) (unaudited)
Non-controlled/Non-affiliated Investments – 70.5%(3)
Senior Secured First Lien Term Loans
Water Capital USA, Inc.	Financial – Leasing	14.00% (7.00% Cash, 7.00% PIK)	1/3/2013	$22,227,926	$22,227,926	$22,227,926	10.2%	68.9%
Flexera Software LLC	Computer Programming Services	7.50% (LIBOR + 6.25%, 1.25% LIBOR Floor)	9/30/2017	4,000,000	4,000,000	3,840,000	1.8%	44.7%
Geneva Wood Fuels LLC(4)	Energy	15.50% (LIBOR + 13.00%, 2.50% LIBOR Floor)	12/31/2012	7,500,000	7,500,000	7,424,659	3.4%	64.2%
Velum Global Credit Management LLC	Consumer Financial	15.00%	3/31/2014	15,000,000	15,247,083	15,247,083	7.0%	23.7%
Cymax Stores, Inc.	Home Furniture and Furnishings	13.75% (9.75% Cash, 4.00% PIK until 1/31/12, 13.75% Cash thereafter)	8/1/2015	6,040,736	6,040,736	6,040,736	2.8%	11.6%
BayDelta Maritime LLC (term loan)	Towing & Tugboat Services	13.75% (11.25% Cash, 2.50% Deferred)	6/30/2016	6,669,293	6,524,429	6,524,429	3.0%	54.2%
BayDelta Maritime LLC (fee note)(7)	Towing & Tugboat Services	14.88%(7)	6/30/2016	250,000	129,240	129,240	0.1%	54.2%
Total Senior Secured First Lien Term Loans				$61,687,955	$61,669,414	$61,434,073
Senior Secured Second Lien Term Loans
Aurora Flight Sciences Corporation	Aerospace & Defense	13.25% (11.25% Cash, 2.00% PIK)	3/16/2014	$15,179,244	$15,179,244	$15,179,244	7.0%	36.9%
Flexera Software LLC	Computer Programming Services	11.00% (LIBOR + 9.75%, 1.25% LIBOR Floor)	9/30/2018	6,000,000	6,000,000	5,520,000	2.5%	64.2%
United Road Towing Inc.	Wrecker Service	13.50% (11.50% Cash, 2.00% PIK)	10/21/2016	15,136,339	15,136,339	15,136,339	7.0%	67.1%
Sequel Youth and Family Services LLC	Health Services	14.00%	12/23/2014	10,500,000	10,500,000	10,500,000	4.8%	52.3%
Insight Pharmaceuticals LLC	Pharmaceutical Preparations	13.25% (LIBOR + 11.75%, 1.50% LIBOR Floor)	8/25/2017	10,000,000	10,000,000	10,000,000	4.6%	65.5%
United Restaurant Group L.P.	Restaurant & Retail	15.22% (LIBOR + 11.50% Cash, 3.50% PIK)	12/31/2016	10,090,689	10,090,689	10,090,689	4.6%	63.2%
YRCW Receivables LLC	Trucking	11.25% (LIBOR + 9.75%, 1.50% LIBOR Floor)	9/30/2014	7,000,000	6,945,754	6,945,754	3.2%	68.7%
Gundle/SLT Environmental, Inc.	Unsupported Plastics Film and Sheet	13.00% (LIBOR + 9.50% Cash, 1.50% LIBOR Floor, 2.00% PIK)	11/27/2016	6,042,352	6,049,109	6,042,352	2.8%	53.4%
Total Senior Secured Second Lien Term Loans				$79,948,624	$79,901,135	$79,414,378
Senior Secured Notes
Tempel Steel Company	Metal Stamping	12.00%	8/15/2016	$5,000,000	$4,902,114	$4,902,114	2.2%	61.2%
Sizzling Platter LLC	Restaurant & Retail	12.25%	4/15/2016	7,000,000	6,766,038	6,930,000	3.2%	56.1%
Total Senior Secured Notes				$12,000,000	$11,668,152	$11,832,114
Equity/Warrants
Cymax Stores, Inc.	Home Furniture and Furnishings	40 Class B Common Units	8/1/2015	$-	$5,000	$680,000	0.3%	N/A

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Interest	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)	LTV(5) (unaudited)
BayDelta Maritime LLC	Towing & Tugboat Service	Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	25,000	0.0%	N/A
Total Common Equity/Warrants				$—	$30,000	$705,000
Sub Total Non-controlled/Non-affiliated Investments				$153,636,579	$153,268,701	$153,385,565
Affiliated Investments – 21.0%(3)
Senior Secured First Lien Term Loans
Bennu Glass, Inc.(6)	Manufacturing – Consumer	15.00%	4/30/2013	$10,000,000	$10,157,220	$10,157,220	4.6%	29.8%
Allied Cash Holdings LLC(6)	Consumer Financial	15.00%	6/30/2013	20,000,000	20,085,903	20,000,000	9.2%	32.7%
Applied Natural Gas Fuels, Inc. (term loan A)(6)	Energy Refining	13.00%	3/24/2014	5,000,000	5,000,000	4,943,043	2.3%	37.8%
Applied Natural Gas Fuels, Inc. (term loan B)(6)	Energy Refining	10.00%	3/24/2014	10,844,251	10,844,251	10,720,719	4.9%	37.8%
Total Senior Secured First Lien Term Loans				$45,844,251	$46,087,374	$45,820,982
Sub Total Affiliated Investments				$45,844,251	$46,087,374	$45,820,982
Total Investments – 91.5%(3)				$199,480,830	$199,356,075	$199,206,547

(1)	All of our investments are domiciled in USD.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Percentage is based on net assets of $217,652,696 as of September 30, 2011.
(4)	Investment is held via participation agreements with affiliated entities (See note 7).
(5)	Loan to value ratio (“LTV”) is the amount of total net debt in the portfolio company’s capital structure that is ahead of and through our loan divided by the enterprise value of the portfolio company.
(6)	As defined in the Investment Company Act of 1940, as amended, we are deemed to be an “Affiliated Person” of this portfolio company because we are under common control with such portfolio company.
(7)	BayDelta Maritime LLC fee note is a zero coupon note, due at the earlier of prepayment or maturity and 14.88% represents an effective interest rate.

See accompanying notes to consolidated financial statements.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 1. Organization

Medley Capital Corporation (the “Company”, “we” and “us”) is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. The Company has elected and qualified to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are externally managed and advised by our investment adviser, MCC Advisors LLC (“MCC Advisors”) pursuant to an investment management agreement.

Medley Capital BDC LLC (the “LLC”), a Delaware limited liability company, was formed on April 23, 2010. On January 18, 2011, the LLC, in accordance with Delaware law, converted into Medley Capital Corporation, a Delaware corporation and on January 20, 2011, the Company filed an election to be regulated as a BDC under the 1940 Act.

On January 20, 2011, the Company consummated its IPO, sold 11,111,112 shares of common stock at $12.00 per share and commenced its operations and investment activities. On February 24, 2011, an additional 450,000 shares of common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ over-allotment option. Net of underwriting fees and offering costs, the Company received total cash proceeds of approximately $129.6 million.

On January 20, 2011, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “MCC.”

Prior to the consummation of our IPO, Medley Opportunity Fund LP (“MOF LP”), a Delaware limited partnership, and Medley Opportunity Fund, Ltd. (“MOF LTD”), a Cayman Islands exempted limited liability company, which are managed by an affiliate of MCC Advisors, transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC (“MOF I BDC”), a Delaware limited liability company in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests.

On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to the LLC in exchange for LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of the LLC. As a result of the LLC’s conversion noted above, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share.

The Company’s investment objective is to generate current income and capital appreciation by lending directly to privately-held small and middle market companies to help these companies fund acquisitions, growth or refinancing. The portfolio will generally consist of senior secured first lien loans and senior secured second lien loans. In many of our investments, we will receive warrants or other equity participation features which we believe will increase the total investment returns.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 2. Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the accounts of the Company and its wholly-owned subsidiaries, MOF I BDC and Medley SBIC LP. We have applied to the Small Business Administration for a license for Medley SBIC LP to operate as a small business investment company under Section 301(c) of the Small Business Investment Company Act of 1958. Currently Medley SBIC LP has no operations. All references made to the “Company,” “we,” and “us” herein include Medley Capital Corporation and its consolidated subsidiary, except as stated otherwise. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. Therefore, this Form 10-Q should be read in conjunction with the Company’s annual report on Form 10-K for the year ended September 30, 2011, which was filed with the U.S. Securities and Exchange Commission on December 14, 2011. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending September 30, 2012.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in a financial institution and, at times, such balance may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Organizational Expenses

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the public offering and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement.

Deferred Financing Costs

Financing costs, incurred in connection with our credit facilities and senior notes, are deferred and amortized using the straight line method over the life of the respective facility.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 2. Significant Accounting Policies  – (continued)

agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis.

Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Other fees are capitalized as deferred revenue and recorded into income over the respective period.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the three and nine months ended June 30, 2012, the Company earned $1.0 million and $2.5 million in PIK interest, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, we would be deemed to “control” a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. We refer to such investments in portfolio companies that we “control” as “Control Investments.” Under the 1940 Act, we would be deemed to be an “Affiliated Person” of a portfolio company if we own between 5% and 25% of the portfolio company’s outstanding voting securities or we are under common control with such portfolio company. We refer to such investments in Affiliated Persons as “Affiliated Investments.”

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 2. Significant Accounting Policies  – (continued)

measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on information obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market discount yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company's assets and liabilities using an expected recovery model. We may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	our quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with senior management; and

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 2. Significant Accounting Policies  – (continued)

•	an independent valuation firm engaged by our board of directors reviews approximately one third of these preliminary valuations each quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the fiscal year end review of all the investments by independent valuation firms.

In addition, all of our investments are subject to the following valuation process:

•	review management’s preliminary valuations and their own independent assessment;
•	the audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and
•	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair Value of Financial Instruments

The carrying amounts of certain of our financial instruments, including cash and cash equivalents, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of our long-term obligations are discussed in Note 5.

Federal Income Taxes

The Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. The Company is subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI. For the calendar year ended December 31, 2011, the Company did not distribute at least 98% of its ordinary income and 98.2% of its capital gains and subsequently paid $35,501 in federal excise taxes. There is no provision for federal excise tax accrued at June 30, 2012.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 2. Significant Accounting Policies  – (continued)

expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. There were no material uncertain income tax positions at June 30, 2012. Although we file federal and state tax returns, our major tax jurisdiction is federal. The 2011 federal tax year for the Company remains subject to examination by the Internal Revenue Service.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

MCC Advisors has broad discretion in making investments for the Company. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially. MCC Advisors may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Investments

The composition of our investments as of June 30, 2012 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$170,998	46.9%	$170,205	46.9%
Senior Secured Second Lien Term Loans	160,687	44.1	159,264	43.9
Senior Secured Notes	31,602	8.6	31,718	8.7
Equities/Warrants	1,391	0.4	1,907	0.5
Total	$364,678	100.0%	$363,094	100.0%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 3. Investments  – (continued)

The composition of our investments as of September 30, 2011 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$107,757	54.0%	$107,255	53.8%
Senior Secured Second Lien Term Loans	79,901	40.1	79,415	39.9
Senior Secured Notes	11,668	5.9	11,832	5.9
Equities/Warrants	30	0.0	705	0.4
Total	$199,356	100.0%	$199,207	100.0%

The following table shows the portfolio composition by industry grouping at fair value at June 30, 2012 (dollars in thousands):

	Investments at Fair Value	Percentage of Total Portfolio
Healthcare, Education and Childcare	$57,430	15.8%
Finance	55,622	15.3
Oil and Gas	31,830	8.8
Aerospace & Defense	30,412	8.4
Personal and Nondurable Consumer Products (Manufacturing Only)	29,890	8.2
Business Services	25,443	7.0
Personal, Food and Miscellaneous Services	24,907	6.9
Diversified/Conglomerate Service	17,216	4.8
Cargo Transport	16,322	4.5
Restaurant & Franchise	13,802	3.8
Containers, Packaging and Glass	10,000	2.8
Electronics	9,601	2.6
Mining, Steel, Iron and Nonprecious Metals	9,600	2.6
Home and Office Furnishings, Housewares, and Durable Consumer Products	8,059	2.2
Grocery	7,980	2.2
Telecommunications	7,027	1.9
Automobile	6,376	1.8
Chemicals, Plastics and Rubber	1,577	0.4
Total	$363,094	100.0%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 3. Investments  – (continued)

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2011. Subsequent to September 30, 2011, industry groupings have been modified and are now substantially different (dollars in thousands):

	Investments at Fair Value	Percentage of Total Portfolio
Consumer Financial	$35,247	17.7%
Financial – Leasing	22,228	11.2
Restaurant & Retail	17,021	8.5
Energy Refining	15,664	7.9
Aerospace & Defense	15,179	7.6
Wrecker Service	15,136	7.6
Health Services	10,500	5.3
Manufacturing – Consumer	10,157	5.1
Pharmaceutical Preparations	10,000	5.0
Computer Programming Services	9,360	4.7
Energy	7,425	3.7
Trucking	6,946	3.5
Home Furniture and Furnishings	6,721	3.4
Towing & Tugboat Services	6,679	3.3
Unsupported Plastics Film and Sheet	6,042	3.0
Metal Stamping	4,902	2.5
Total	$199,207	100.0%

The Company invests in portfolio companies principally located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following table shows the portfolio composition by geographic location at fair value at June 30, 2012 (dollars in thousands):

	Investments at Fair Value	Percentage of Total Portfolio
Midwest	$116,716	32.1%
West	75,454	20.8
Mid-Atlantic	59,543	16.4
Southeast	44,289	12.2
Southwest	31,830	8.8
Northeast	27,203	7.5
International	8,059	2.2
Total	$363,094	100.0%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 3. Investments  – (continued)

The following table shows the portfolio composition by geographic location at fair value at September 30, 2011 (dollars in thousands):

	Investments at Fair Value	Percentage of Total Portfolio
Midwest	$51,591	25.9%
West	45,994	23.1
Mid-Atlantic	35,270	17.7
Southeast	30,500	15.3
Southwest	21,706	10.9
Northeast	7,425	3.7
International	6,721	3.4
Total	$199,207	100.0%

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.
•	Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 4. Fair Value Measurements  – (continued)

broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of June 30, 2012 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$170,205	$170,205
Senior Secured Second Lien Term Loans	—	—	159,264	159,264
Senior Secured Notes	—	—	31,718	31,718
Equities/Warrants	—	—	1,907	1,907
Total	$—	$—	$363,094	$363,094

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2011 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$107,255	$107,255
Senior Secured Second Lien Term Loans	—	—	79,415	79,415
Senior Secured Notes	—	—	11,832	11,832
Equities/Warrants	—	—	705	705
Total	$—	$—	$199,207	$199,207

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended June 30, 2012 (dollars in thousands):

	Senior Secured First Lien Loans	Senior Secured Second Lien Loans	Senior Secured Notes	Equities/ Warrants	Total
Balance as of September 30, 2011	$107,255	$79,415	$11,832	$705	$199,207
Purchases and other adjustments to cost	18,184	13,737	23,193	—	55,114
Issuance	52,420	82,970	—	1,361	136,751
Sales	—	—	—	—	—
Settlements	(7,352)	(15,915)	(3,370)	—	(26,637)
Net realized gains (losses) from investments	(11)	(7)	111	—	93
Net change in unrealized gains (losses)	(291)	(936)	(48)	(159)	(1,434)
Balance as of June 30, 2012	$170,205	$159,264	$31,718	$1,907	$363,094

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 4. Fair Value Measurements  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended June 30, 2011 (dollars in thousands):

	Senior Secured First Lien Loans	Senior Secured Second Lien Loans	Senior Secured Notes	Warrants	Total
Balance as of September 30, 2010	$—	$—	$—	$—	$—
Purchases and other adjustments to cost	97,373	40,162	8,760	25	146,320
Sales and redemptions	—	—	(2,055)	—	(2,055)
Net realized gains (losses) from investments	—	—	55	—	55
Net change in unrealized gains (losses)	—	—	344	—	344
Balance as of June 30, 2011	$97,373	$40,162	$7,104	$25	$144,664

Net change in unrealized loss included in earnings related to investments still held at reporting date, June 30, 2012 and 2011, was approximately $1.7 million and $0.1 million, respectively.

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales represents net proceeds received from investments sold.

Settlements represents principal paydowns received, during the year.

No significant transfers between levels have occurred during the period.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur.

The following table presents the quantitative information about level 3 fair value measurements of our investments, as of June 30, 2012 (dollars in thousands):

	Fair value	Valuation techniques	Unobservable input		Range (weighted average)
Senior secured first lien term loan	$170,205	Market approach	Market yield		7.7% – 21.2% (14.2%)
Senior secured second lien term loan	$159,264	Market approach	Market yield		11.3% – 16.3% (13.7%)
Senior secured notes	$31,718	Market approach	Market yield		9.5% – 14.8% (12.2%)
Equity/Warrants	$1,907	Enterprise valuation analysis	EBITDA multiple	(1)	0.2x – 5.6x (3.3x)
Total	$363,094

(1)	Represents amounts used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 4. Fair Value Measurements  – (continued)

The significant unobservable inputs used in the fair value measurement of the Company’s debt investments are market yields. Significant increases in market yields would result in significantly lower fair value measurements.

The significant unobservable inputs used in the fair value measurement of the Company’s equity/warrants investments are comparable company EBITDA multiples. Significant increases in EBITDA multiples in isolation would result in significantly higher fair value measurements.

Note 5. Borrowings

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On August 4, 2011, the Company closed a four-year senior secured revolving credit facility (the “Facility”) led by ING Capital LLC with initial commitments of $60 million and a feature that provides for expansion of the Facility up to $125 million, subject to customary conditions. On January 31, 2012, February 10, 2012, March 30, 2012 and May 3, 2012 the Company closed $25 million, $15 million, $15 million and $10 million respectively, of additional commitments to the Facility. Total commitments to the Facility are now $125 million. The Facility will bear interest at the Company’s option of the Alternate Base Rate + 2.75% per annum or a rate of LIBOR + 3.75% per annum, with a 1% LIBOR floor. The Alternate Base Rate means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the federal funds effective rate for such day plus 0.5%, (c) LIBOR for a period of three months plus 1%, and (d) the ABR Floor of 2%. In addition to the stated interest expense Facility, the Company is required to pay a commitment fee of between 0.50% and 1.00% depending on the usage level on any unused portion of the Facility. A significant percentage of our total assets have been pledged under the Facility to secure our obligations thereunder. The Facility contains commercially reasonable limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, weighted average life, currency denomination and collateral interests. The Facility also includes certain commercially reasonable requirements relating to portfolio performance, the violation of which could result in the limit of further advances and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder.

On March 21, 2012, the Company issued $40.0 million in aggregate principal amount of 7.125% senior notes that mature on March 30, 2019 (the “Notes”). The Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after March 30, 2015. The Notes bear interest at a rate of 7.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2012. The Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCQ”.

At June 30, 2012 , the carrying amount of our credit facility borrowings approximates the fair value. At June 30, 2012, the carrying amount and fair value of our notes payable was $40.0 million and $40.1 million, respectively. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of our credit facility borrowings are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. The fair value of our notes, which are publicly traded, is based upon closing market quotes as of the measurement date.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 5. Borrowings  – (continued)

As of June 30, 2012, $2.0 million of financing costs related to the Facility and $1.5 million of financing costs related to the Notes have been capitalized and are being amortized over their respective terms. For the nine months ended June 30, 2012, we recorded $2.9 million of interest and financing expenses, of which $1.3 million was attributable to interest related to the Facility, $0.4 million to commitment fees related to the Facility, $0.8 million to interest related to the Notes and $0.4 million of amortization of deferred financing costs. As of June 30, 2012, there was $108.7 million outstanding under the Facility and $40.0 million in aggregate principal amount of the Notes were outstanding. For the nine months ended June 30, 2012, we had a weighted average stated interest rate of 4.9% and weighted average outstanding debt balance of $35.5 million related to the Facility.

Note 6. Agreements

Investment Management Agreement

On January 19, 2011, the Company entered into an investment management agreement (the “Management Agreement”) with MCC Advisors, a registered investment advisor under the Investment Advisers Act of 1940, as amended. Pursuant to the Management Agreement, MCC Advisors implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. MCC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay MCC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 1.75% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. MCC Advisors agreed to waive the base management fee payable, in the amount of $41,126, with respect to cash and cash equivalents held by the Company through December 31, 2011.

The incentive fee consists of the following two parts:

The first, payable quarterly in arrears is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20.0% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 6. Agreements  – (continued)

income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or excise tax expense. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MCC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Management Agreement, as of the termination date) and equals 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments are previously made to the investment adviser.

The Company calculates incentive fee as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. Accordingly, the Company accrues a provisional incentive fee taking into account any unrealized gains. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount or provisional incentive fee accrued at a reporting date may vary from the incentive fee that is ultimately paid and the differences could be material.

For the three and nine month periods ended June 30, 2012, the Company incurred net base management fees payable to MCC Advisors of $1.5 million and $3.7 million, respectively. For the three and nine month periods ended June 30, 2012, we incurred $1.6 million and $4.1 million in incentive fees related to pre-incentive fee net investment income, respectively. For the three and nine months ended June 30, 2011, the Company incurred net base management fees payable to MCC Advisors of $0.6 million and $0.8 million, respectively. For the three and nine months ended June 30, 2011, the Company incurred $79,785 and $79,785 of incentive fees, respectively, of which $11,000 and $11,000 was attributable to cumulative aggregate realized capital gains and $68,785 and $68,785 was attributable to provisional incentive fees taking into account unrealized gains or losses, respectively.

Administration Agreement

On January 19, 2011, the Company entered into an administration agreement with MCC Advisors. Pursuant to this agreement, MCC Advisors furnishes us with office facilities and equipment, clerical, bookkeeping, recordkeeping and other administrative services related to the operations of the Company. We reimburse MCC Advisors for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staff. From time to time, our administrator may pay amounts owed by us to third-party service providers and we will subsequently reimburse our administrator for such amounts paid on our behalf. For the three and nine months ended June 30, 2012, we recognized $0.4 million and $1.1 million in administrator expenses, respectively. For the three and nine months ended June 30, 2011, we recognized $0.3 million and $0.5 million in administrator expenses, respectively.

Note 7. Related Party Transactions

Loan Participations

As discussed in Note 1, the Loan Assets contributed to the Company by MOF LP and MOF LTD upon consummation of the Company’s IPO were in the form of loan participations with an affiliated entity managed by affiliates of MCC Advisors. On June 30, 2011, the Company cancelled its participation agreements with an affiliate and executed loan assignment agreements for its investments in Allied Cash Holdings LLC, Applied

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 7. Related Party Transactions  – (continued)

Natural Gas Fuels, Inc., Bennu Glass, Inc., Velum Global Credit Management LLC and Water Capital USA, Inc. The Company is now a direct lender of record to these borrowers.

The Company holds its investment in Geneva Wood Fuels LLC through a participation agreement with an affiliated entity, which represents 1.9% of the Company’s investments as of June 30, 2012. By virtue of owning loans through a participation agreement, the Company has a contractual relationship with the affiliate, not the borrower. As a result, the Company is subject to the credit risk of the affiliate as well as that of the borrower. As of June 30, 2012, the principal amount related to this loan participation was $7.5 million and for the three and nine months ended June 30, 2012 total investment income related to this loan participation was $0.3 million and $0.9 million, respectively.

Due to Affiliate

Due to affiliate consists of certain general and administrative expenses paid by an affiliate on behalf of the company.

Other Related Party Transactions

Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the IPO an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. The Company received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

On February 23, 2012, MOF LTD and MOF LP sold 4,406,301 shares of common stock at a price of $11.13 per share. The Company did not receive any of the proceeds of the sale of these shares. In April and May 2012, MOF LTD and MOF LP distributed the remaining 946,293 shares of common stock to their investors and as of June 30, 2012, MOF LTD and MOF LP collectively no longer own shares of our common stock.

Employees of Medley Capital LLC, an affiliate of the Company, serve as a board member, managing member or senior corporate officer of Bennu Glass, Inc., Velum Global Credit Management LLC and Applied Natural Gas Fuels, Inc.

Note 8. Commitments and Contingencies

As of June 30, 2012, we had commitments under loan and financing agreements to fund up to $12.3 million to three portfolio companies. These commitments are primarily composed of senior secured term loans and preferred equity. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio.

Note 9. Directors Fees

The independent directors receive an annual fee of $35,000. They also receive $7,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $25,000 and the chairman of each other committee receives an annual fee of $10,000 for their additional services in these capacities. In addition, other members of the audit committee receive an annual fee of $12,500 and other members of each other committee receive an annual fee of $6,000. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the three and nine months ended June 30, 2012, we accrued $0.1 million and $0.4 million for directors’ fees expense, respectively. For the three and nine months ended June 30, 2011, we accrued $0.1 million and $0.3 million for directors’ fees expense, respectively.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 10. Earnings Per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three and nine months ended June 30, 2012 (dollars in thousands except share and per share amounts):

Basic and diluted	Three months ended June 30, 2012	Nine months ended June 30, 2012
Net increase in net assets from operations	$4,840	$15,067
Weighted average common shares outstanding	17,320,468	17,320,468
Earnings per common share-basic and diluted	$0.28	$0.87

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three and nine months ended June 30, 2011 (dollars in thousands except share and per share amounts):

Basic and diluted	Three months ended June 30, 2011	Nine months ended June 30, 2011
Net increase in net assets from operations	$3,954	$5,600
Weighted average common shares outstanding	17,320,468	17,222,642
Earnings per common share-basic and diluted	$0.23	$0.33

Note 11. Financial Highlights

The following is a schedule of financial highlights for the nine months ended June 30, 2012 and June 30, 2011:

	For the nine months ended
	June 30, 2012	June 30, 2011
Per share data:
Net asset value per share at beginning of period	$12.57	$(0.01)
Issuance of common stock, net of underwriting costs	—	12.47
Offering cost	—	(0.08)
Net investment income(1)	0.95	0.30
Net realized gains on investments	0.00	0.01
Net unrealized appreciation/(depreciation) on investments	(0.08)	0.02
Net increase in net assets	0.87	12.72
Distributions declared from net investment income	(0.84)	(0.16)
Distributions declared from net realized capital gains	—	—
Total distributions to stockholders	(0.84)	(0.16)
Net asset value at end of period	$12.60	$12.55
Net assets at end of period	$218,170,532	$217,366,097
Shares outstanding at end of period	17,320,468	17,320,468
Per share market value at end of period	$12.04	$11.74
Total return based on market value(2)	28.73%	(0.83)%
Total return based on net asset value(3)	8.03%	3.90%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 11. Financial Highlights  – (continued)

	For the nine months ended
	June 30, 2012	June 30, 2011
Ratio/Supplemental data:
Ratio of net investment income net of management fee waiver to average net assets(4)(7)	10.05%	5.50%
Ratio of operating expenses net of management fee waiver to average net assets(4)(7)	4.29%	2.53%
Ratio of incentive fees to average net assets(4)(7)	2.52%	0.08%
Ratio of credit facility related expenses to average net assets(4)(7)	1.77%	0.00%
Ratio of total expenses net of management fee waiver to average net assets(4)(7)	8.60%	2.62%
Average debt outstanding(5)	$50,345,620	$—
Average debt outstanding per common share	$2.91	$—
Asset coverage ratio per unit(6)	2,467	n/a
Average market value per unit
Credit facility	n/a (8)	n/a (8)
Senior notes	$24.96	n/a

(1)	Net investment income excluding management fee waiver based on total common stock outstanding equals $0.94 and $0.25 per share for the nine months ended June 30, 2012 and June 30, 2011, respectively.
(2)	Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales change for the period.
(3)	Total annual return is historical and assumes changes in net assets value, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales change for the period.
(4)	For the nine months ended June 30, 2012, excluding the management fee waiver, the ratio of net investment income, operating expenses, incentive fees, credit facility related expenses and total expenses to average net assets is 10.03%, 4.32%, 2.52%, 1.77% and 8.63%, respectively. For the nine months ended June 30, 2011, excluding the management fee waiver, the ratio of net investment income, operating expenses, incentive fees and total expenses to average net assets is 4.60%, 3.43%, 0.08% and 3.52%, respectively.
(5)	Based on daily weighted average balance of debt outstanding during the period.
(6)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(7)	Ratios are annualized.
(8)	The credit facility is not registered for public trading.

Note 12. Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have its dividends automatically reinvested in additional shares of our common stock

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2012
(unaudited)

Note 12. Dividends  – (continued)

rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

The following table summarizes the Company’s dividend declaration and distribution during the nine months ended June 30, 2012 and 2011:

Date Declared	Record Date	Payment Date	Amount Per Share
Nine months ended June 30, 2012
11/29/2011	12/15/2011	12/30/2011	$0.25
2/2/2012	2/24/2012	3/15/2012	0.28
5/2/2012	5/25/2012	6/15/2012	0.31
			$0.84

Date Declared	Record Date	Payment Date	Amount Per Share
Nine months ended June 30, 2011
5/11/2011	6/1/2011	6/15/2011	$0.16
			$0.16

Note 13. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the Consolidated Financial Statements as of and for the nine months ended June 30, 2012, except as disclosed below.

In August 2012, the Company closed on a $10.9 million investment in senior secured second lien term loan to Brantley Transportation, LLC. Headquartered in Monahans, Texas, Brantley Transportation, LLC is a leading provider of mission-critical transportation services to energy producers and drilling companies in the upstream and midstream energy markets. The loan has a variable coupon of LIBOR + 10.0% cash with a 1.5% LIBOR floor and 2.5% PIK, with principal due at maturity in August 2017.

On August 1, 2012, the Company’s board of directors declared a quarterly dividend of $0.36 per share payable on September 14, 2012, to stockholders of record at the close of business on August 24, 2012.

PROSPECTUS

MEDLEY CAPITAL CORPORATION

Common Stock
Preferred Stock
Warrants
Debt Securities
Units

Medley Capital Corporation is a non-diversified closed end management investment company that has elected to be treated and is regulated as a business development company. Our investment objective is to generate current income and capital appreciation by lending directly to privately-held small and middle market companies to help these companies fund acquisitions, growth or refinancing.

We may offer, from time to time, in one or more offerings or series, up to $300,000,000 of our common stock, preferred stock, debt securities, units or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The preferred stock and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In addition, this prospectus relates to 5,352,594 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders”.

In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) with the prior approval of the majority of our common stockholders or (b) under such other circumstances as the Securities and Exchange Commission may permit.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is listed on the New York Stock Exchange under the symbol “MCC.” On February 15, 2012, the last reported sales price on the New York Stock Exchange for our common stock was $11.23 per share.

This prospectus, and the accompanying prospectus supplement, contains important information about us that a prospective investor should know before investing in our common stock or other securities. Please read this prospectus, and the accompanying prospectus supplement, before investing, and keep it for future reference. We are required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us by mail at 375 Park Avenue, 33rd Floor, New York, NY 10152, by telephone at (212) 759-0777 or on our website at http://www.medleycapitalcorp.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus or the accompanying prospectus supplement.

An investment in our common stock or other securities is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risks” beginning on page 9 to read about factors you should consider, including the risk of leverage, before investing in our common stock or other securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

February 16, 2012

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, we may offer, from time to time, in one or more offerings or series, up to $300,000,000 of our common stock, preferred stock, debt securities, units or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. In addition, this prospectus relates to 5,352,594 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders”. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Summary” and “Risks” sections before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock or other securities. You should read the entire prospectus carefully, including the section entitled “Risks”.

Except as otherwise indicated, the terms:

•	“we”, “us”, “our”, “Medley Capital” and the “Company” refer to Medley Capital Corporation, a Delaware corporation, and its subsidiaries for the periods after our consummation of the formation transaction and to Medley Capital BDC LLC, a Delaware limited liability company, for the periods prior to our consummation of the formation transaction described elsewhere in this prospectus;
•	“MCC Advisors” and the “Adviser” refer to MCC Advisors LLC, our investment adviser; and
•	“Medley” refers, collectively, to the activities and operations of Medley Capital LLC, MCC Advisors, associated investment funds and their respective affiliates.

Medley Capital

Medley Capital Corporation is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. We intend to file an election and to qualify to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with our first taxable year as a corporation. We are externally managed and advised by our investment adviser, MCC Advisors LLC (“MCC Advisors”) pursuant to an investment management agreement.

Our investment objective is to generate current income and capital appreciation by lending directly to privately held small and middle market companies to help these companies fund acquisitions, growth or refinancing. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In many of our investments, we receive warrants or other equity participation features, which we believe increases the total investment returns.

Our investment activities are managed by our investment adviser, MCC Advisors. MCC Advisors is an affiliate of Medley and has offices in New York and San Francisco. MCC Advisors is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. MCC Advisors’ team draws on its expertise in lending to predominantly privately held borrowers in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate. In addition, MCC Advisors seeks to diversify our portfolio of loans by company type, asset type, transaction size, industry and geography.

The members of our management, Brook Taube, Seth Taube and Andrew Fentress, also serve as the principals of MCC Advisors (“Principals”) and have worked together for the past nine years, during which time they have focused on implementing their private debt strategy. A diversified portfolio of secured private debt investments combined with rigorous asset management have allowed Medley, which the Principals of the Adviser manage and operate, to successfully navigate the challenging market that began in 2007. We believe that MCC Advisors’ disciplined and consistent approach to origination, portfolio construction and risk management should allow it to continue to achieve compelling risk-adjusted returns for Medley Capital.

MCC Advisors also serves as our administrator and furnishes us with office facilities, equipment and other office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (the “SEC”) and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Company Information

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Formation Transaction” for a discussion of our formation.

Our administrative and executive offices are located at 375 Park Avenue, 33rd Floor, New York, NY 10152, and our telephone number is (212) 759-0777. We maintain a website at http://www.medleycapitalcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Risks

Investing in us involves a high degree of risk. See “Risks” beginning on page 9 of this prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock or other securities.

OFFERINGS

We may offer, from time to time, in one or more offerings or series, up to $300,000,000 of our common stock, preferred stock, debt securities, units or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. In addition, this prospectus relates to 5,352,594 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders”.

At our Annual Stockholders Meeting to be held on February 17, 2012 (the “2012 Annual Meeting”), subject to certain determinations required to be made by our board of directors, we are asking our stockholders to authorize the Company, with the approval of our board of directors, to sell shares of our common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the proxy statement for the Annual Stockholders Meeting (including, without limitation, that the number of shares issued does not exceed 25% of the Company’s then outstanding common stock, at a price below, but no more than 20% below, its then current net asset value). If approved, the authorization would be effective for securities sold during a period beginning on the date of such stockholder approval and expiring on the earlier of the anniversary of the date of the 2012 Annual Meeting or the date of our 2013 Annual Meeting of Stockholders, which is expected to be held in February 2013. Any such issuance of shares of our common stock below net asset value will be dilutive to the net asset value of our common stock. See “Risks — Risks Relating to an Investment in Our Securities” and “Sales of Common Stock Below Net Asset Value.”

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Set forth below is additional information regarding the offerings:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities to provide debt financing to portfolio companies in accordance with our investment objective and for general corporate purposes. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
We will not receive any proceeds from any sale of common stock by the Selling Stockholders.
New York Stock Exchange symbol
“MCC”
Distributions on common stock
We intend to distribute quarterly dividends to holders of our common stock out of profits legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.

Taxation
We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Tax Matters”.
Borrowing
We may borrow money or issue debt securities within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition in an effort to increase returns to our common stockholders. Borrowing involves significant risks. See “Risks”.
Investment Management Agreement
We have entered into an investment management agreement with MCC Advisors, under which MCC Advisors, subject to the overall supervision of our board of directors, manages our day-to-day operations and provides investment advisory services to us.
For providing these services, MCC Advisors receives a base management fee from us at an annual rate of 1.75% of our gross assets, including any assets acquired with the proceeds of leverage. The investment management agreement also provides that MCC Advisors will be entitled to an incentive fee of 20.0%. MCC Advisors waived the base management fee payable to MCC Advisors with respect to cash and cash equivalents held by us through September 30, 2011.
The incentive fee consists of two parts: (1) the first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of the “Pre-Incentive Fee Net Investment Income” over a hurdle rate (2.0% quarterly) and subject to a “catch-up” provision measured as of the end of each calendar quarter; and (2) the second component, which will be payable in arrears at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ended December 31, 2011, will equal 20.0% of the “Incentive Fee Capital Gains”, if any, which will equal the realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
The investment management agreement also provides that we will reimburse MCC Advisors for certain costs and expenses incurred by MCC Advisors. See “The Adviser — Investment Management Agreement”.

Administrator
Under a separate administration agreement, MCC Advisors also serves as our administrator. As administrator, MCC Advisors oversees our financial records, prepares reports to our stockholders and reports filed with the SEC, furnishes us with office facilities, provides us with equipment and office services and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. We reimburse MCC Advisors for its costs in providing these services.
Trading at a discount
Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV. The possibility that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. This risk may have a greater effect on investors expecting to sell their shares soon after completion of an offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below NAV.
Custodian and Transfer Agent for Common Stock
U.S. Bank National Association, serves as our Custodian and American Stock Transfer & Trust Company, serves as our Transfer Agent for our Common Stock. See “Custodian and Transfer Agent”.
License Agreement
We have entered into a license agreement with Medley Capital LLC, under which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley”. For a description of the license agreement, see “The Adviser — License Agreement”.
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our plan administrator. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan”.
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock”.

Risks
An investment in our common stock or other securities is subject to risks including the following, among others:
• Capital markets are currently in a period of disruption and instability, which could have a negative impact on our business and operations.

•

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage if we determine at some point to use leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

•

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, our potential lack of control over our portfolio companies, our limited ability to invest in public companies and the potential incentives in our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees.

• We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.
• There are also risks relating to this offering, including volatility in our stock price and the anti-takeover effect of certain provisions in our certificate of incorporation.
See “Risks” beginning on page 9 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in shares of our common stock or other securities.
Available Information
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090.
We maintain a website at http://www.medleycapitalcorp.com and all of our annual, quarterly and current reports, proxy statements and other publicly filed information are available, free of charge, on or through our website. You may also obtain such information by contacting us at 375 Park Avenue, 33rd Floor, New York, NY 10152, or by calling us at (212) 759-0777. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Medley Capital,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	—	%(1)
Offering expenses borne by us (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—	%(2)
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	1.92	%(4)
Incentive fees payable under our Investment Management Agreement	2.22	%(5)
Interest payments on borrowed funds	1.80	%(6)
Other expenses (estimated)	1.67	%(7)
Total annual expenses	7.61%

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$76	$222	$358	$666

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Our base management fee under the Investment Management Agreement is based on our gross assets, which is defined as all the assets of Medley Capital, including those acquired using borrowings for investment purposes, and are estimated by assuming the base management fee remains consistent with fees incurred for the three months ended December 31, 2011. See “The Advisor — Investment Management Agreement.”
(5)	Estimated assuming that annual incentive fees earned by our investment adviser, MCC Advisors, remain consistent with the incentive fees earned by MCC Advisors for the three months ended December 31, 2011. The incentive fee consists of two parts:

The first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the Adviser to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains”, if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ended December 31, 2011.

For a more detailed discussion of the calculation of this fee, see “The Adviser — Investment Management Agreement”.

(6)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with any outstanding borrowings are indirectly born by our investors. The table assumes: (i) that we borrow for investment purposes up to an amount equal to 25% of our average total assets (average borrowing of $72.6 million out of average total assets of $290.3 million) and (ii) that the interest expense, the unused fee and the one-year portion of the aggregate structuring fee is $3.9 million. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(7)	“Other expenses” are based on the amounts incurred for the three months ended December 31, 2011, annualized, and include our overhead expenses, including payments under our Administration Agreement based on our allocable portion of overhead and other expenses incurred by MCC Advisors in performing its obligations under the Administration Agreement. See “The Advisor — Administration Agreement.”

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under our investment management agreement is unlikely to be significant assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all cash dividends and other cash distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of (i) NAV per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISKS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. The risks described below, as well as additional risks and uncertainties presently unknown by us or currently not deemed significant could negatively affect our business, financial condition and results of operations. In such case, our NAV and the trading price of our common stock or other securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Certain Risks in the Current Environment

Capital markets are currently in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which could have a negative impact on our business and operations.

In 2007, the global capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events have contributed to worsening general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent indicators suggest modest improvement in the capital markets, these conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions, we will not generally be able to issue and sell our common stock at a price below NAV per share. In addition, the debt capital that will be available, if at all, may be at a higher cost, and on less favorable terms and conditions in the future. Conversely, the portfolio companies in which we will invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we would experience reduced income or even experience losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

Risks Related to Our Business

We may suffer credit losses.

Private debt in the form of secured loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in our shares of common stock may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the United States and many other countries have recently experienced or are experiencing.

If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us.

We may borrow money, including through the issuance of debt securities or preferred stock or under our existing loan facility (the “Facility”), to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

•	our common shares would be exposed to an increased risk of loss because a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;
•	if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•	our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;
•	the Facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;
•	such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility;
•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities; and
•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt securities or preferred stock and/or borrow money from banks and other financial institutions, which we collectively refer to as “senior securities”, only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our securities at a time when such sales may be disadvantageous. We also may issue, through our SBIC subsidiary, SBA-guaranteed debentures, subject to certain restrictions. For a discussion of the requirements for issuing SBA-guaranteed debentures, see “Regulation — Small Business Investment Company Regulations.”

Covenants in the Facility may restrict our financial and operating flexibility.

We maintain the Facility with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The Facility is secured by substantially all of our assets, subject to certain exclusions. Availability of loans under the Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism. The terms of the Facility also contain certain covenants that, among other things, limit our ability to create liens, merge or consolidate, dispose of assets, incur indebtedness and guarantees, repurchase or redeem indebtedness, make certain investments or acquisitions, enter into certain transactions with affiliates or change the nature of our business. The Facility also requires us to maintain specified financial ratios and satisfy certain financial condition tests.

As a result of such covenants and restrictions in the Facility, we will be limited in how we conduct our business and we may be unable to raise additional debt or equity financing to take advantage of new business opportunities. In addition, our ability to satisfy the financial requirements required by the Facility can be affected by events beyond our control and we cannot assure you that we will meet these requirements. We cannot assure you that we will be able to maintain compliance with these covenants in the future and, if we fail to do so, we may be in default under the Facility, and we may be prohibited from undertaking actions that are necessary or desirable to maintain and expand our business.

Default under the Facility could allow the lenders to declare all amounts outstanding to be immediately due and payable. If the lenders declare amounts outstanding under the Facility to be due, the lenders could proceed against the assets pledged to secure the debt under the Facility. Any event of default, therefore, could have a material adverse effect on our business if the lenders determine to exercise their rights.

The lack of liquidity in our investments may adversely affect our business.

We anticipate that our investments generally will be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment adviser has material non-public information regarding such portfolio company.

A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.

The debt and equity securities in which we invest for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We also are not adopting any policy restricting the percentage of our assets that may be invested in a single portfolio company. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies; this concentration will subject us to a risk of significant loss if any of these companies defaults on its obligations.

The number of portfolio companies in our portfolio may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time. A consequence of this limited number of investments is that the aggregate returns we realize may be materially and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

In addition, investments in our portfolio are not rated by any rating agency. Debt in which we intend to invest in the future is typically not rated by any rating agency. We believe that if such investments were rated, the vast majority would be rated below investment grade due to speculative characteristics of the issuer’s capacity to pay interest and repay principal. Our investments may result in an amount of risk, volatility or potential loss of principal that is greater than that of alternative investments. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could subject us to phantom income, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, co-invest with our investment adviser and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and MCC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MCC Advisors and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser.

We and MCC Advisors have sought exemptive relief from the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MCC Advisors or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and other funds managed by MCC Advisors and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief will seek an exemptive order permitting us to invest with funds managed by MCC Advisors or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. There can be no assurance that we will obtain exemptive relief or that if we do obtain such relief it will be obtained on the terms we have outlined in our request. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment.

We will be exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt or access the Facility to finance our investments. In periods of rising interest rates, our cost of funds will increase because the interest rate on the Facility is floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to the MCC Advisors.

If MCC Advisors is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of MCC Advisors to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of MCC Advisors’ investment process and, in conjunction with its role as our administrator, its ability to provide competent, attentive and efficient services to us.

MCC Advisors’ senior management team is also the senior management team for Medley Capital, and may in the future manage other private investment funds. They may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our periodic operating results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we fail to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more onerous regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, such as payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to raise cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax. See “Tax Matters — Taxation of the Company”.

We may be required to pay incentive fees on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment-in-kind, or PIK, interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against our investment adviser.

We may not be able to pay you dividends and our dividends may not grow over time.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, our SBIC subsidiary’s compliance with SBIC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

Our SBIC subsidiary may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiary. We will be partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBIC regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such a waiver and if our SBIC subsidiary is unable to obtain a waiver, compliance with the SBIC regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Our SBIC subsidiary, if licensed by the SBA, will be subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on our operations.

We have applied to the SBA for a license for Medley SBIC LP to operate as an SBIC. On November 23, 2011, we received a “green light” or “go forth letter” from the SBA inviting us to continue our application process to obtain a license to form and operate an SBIC subsidiary. We have received no assurance or indication from the SBA that we will receive a license, or the timeframe in which we would receive a license, should one ultimately be granted.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause our SBIC subsidiary to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or any transfers of the capital stock of a licensed SBIC. If our SBIC subsidiary fails to comply with applicable SBIC regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Our SBIC subsidiary’s investment adviser does not have any prior experience managing an SBIC. Its lack of experience in complying with SBA regulations may hinder its ability to take advantage of our SBIC subsidiary’s access to SBA-guaranteed debentures. Any failure to comply with SBA regulations could have an adverse effect on our operations.

The highly competitive market in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies, other SBICs and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC and the tax consequences of qualifying as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and mid-sized companies is underserved by traditional commercial banks and other financial institutions. A significant increase in the number and/or size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under the regulatory restrictions of the 1940 Act.

We have operated for less than two years, and our limited experience in operating under the constraints imposed on us as a BDC may hinder the achievement of our investment objectives.

We were formed in April 2010 and became a public company in January 2011. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. Further, the 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or U.S. public companies with market capitalizations of less than $250 million, cash, cash equivalents, U.S. Government securities and other high quality debt instruments that mature in one year or less. In addition, qualification for taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. We and MCC Advisors have limited experience investing under these constraints. These constraints, among others, may hinder MCC Advisors’ ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We depend upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of MCC Advisors, particularly the managing partners Brook Taube, Seth Taube and Andrew Fentress, as well as other key investment personnel for the identification, final selection, structuring, closing and monitoring of our investments. These members of MCC Advisors’ senior management and investment teams are integral to its asset management activities and have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on their continued service to MCC Advisors. The departure of any of the members of MCC Advisors’ senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that MCC Advisors will remain our investment adviser or our administrator.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We intend to elect to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source-of-income, asset diversification and distribution requirements, and if we continue to be regulated as a BDC, we will qualify to be a RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below NAV without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our NAV could decline.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

There are significant potential conflicts of interest that could affect our investment returns.

There may be times when MCC Advisors, its senior management and investment teams, and members of its Investment Committee have interests that differ from those of our stockholders, giving rise to a conflict of interest. In particular, certain private investment funds managed by the Principals of MCC Advisors hold controlling or minority equity interests, or have the right to acquire such equity interests, in some of our portfolio companies. As a result, the Principals of MCC Advisors may face conflicts of interests in connection with making business decisions for these portfolio companies to the extent that such decisions affect the debt and equity holders in these portfolio companies differently. In addition, the Principals of MCC Advisors may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions, on our behalf with respect to these portfolio companies given that they also manage private investment funds that hold the equity interests in these portfolio companies.

There may be conflicts related to obligations MCC Advisors’ senior management and investment teams and members of its Investment Committee have to other clients.

The members of the senior management and investment teams and the Investment Committee of MCC Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by MCC Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. For example, Brook Taube, Seth Taube and Andrew Fentress, have management responsibilities for other investment funds, accounts or other investment vehicles managed by affiliates of MCC Advisors. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, affiliates of MCC Advisors currently manage private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy, and we may compete with these and other entities managed by affiliates of MCC Advisors for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by principals of, or affiliated with, MCC Advisors. MCC Advisors will seek to allocate investment opportunities among eligible accounts on an alternating basis that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. MCC Advisors has agreed with our board of directors that when we are able to co-invest with other investment funds managed by affiliates of MCC Advisors allocations among us and other investment funds will generally be made based on capital available for investment in the asset class being allocated. We expect that available capital for our investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations. In situations where we cannot co-invest with other investment funds managed by affiliates of MCC Advisors, the investment policies and procedures of MCC Advisors generally require that such opportunities be offered to us and such other investment funds on an alternating basis. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

MCC Advisors may, from time to time, possess material non-public information, limiting our investment discretion.

MCC Advisors and members of its senior management and investment teams and Investment Committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, we could be prohibited for a period of time from purchasing or selling the securities of such companies by law or otherwise, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for MCC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to MCC Advisors. These fees are based on our gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our gross assets, MCC Advisors will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, MCC Advisors may benefit when capital gains are recognized and, because MCC Advisors determines when a holding is sold, MCC Advisors controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how MCC Advisors addresses these and other conflicts of interests associated with its management services and compensation. While they are not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review MCC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, MCC Advisors or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to MCC Advisors that relates to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for MCC Advisors to the extent that it may encourage MCC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. MCC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because MCC Advisors is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith pursuant to our valuation policy. In connection with that determination, investment professionals from MCC Advisors prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Brook Taube, Seth Taube and Andrew Fentress, have a pecuniary interest in MCC Advisors. The participation of MCC Advisors’ investment professionals in our valuation process, and the pecuniary interest in MCC Advisors by certain members of our board of directors, could result in a conflict of interest as the management fee that we will pay MCC Advisors is based on our gross assets.

Conflicts related to other arrangements with MCC Advisors.

We utilize MCC Advisors’ office facilities and pay to MCC Advisors our allocable portion of overhead and other expenses incurred by MCC Advisors in performing its obligations under the administration agreement, such as our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This has resulted in conflicts of interest that our board of directors must monitor.

The investment management agreement and administration agreement with MCC Advisors were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The investment management agreement and the administration agreement were negotiated between related parties. Consequently, their terms, including fees payable to MCC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

Our ability to sell or otherwise exit investments in which affiliates of MCC Advisors also have an investment may be restricted.

We may be considered affiliates with respect to certain of our portfolio companies, as discussed under “Investments and Portfolio Companies”. Certain private funds advised by the Principals of the Adviser also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under applicable regulations. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so will be limited. We intend to seek exemptive relief in relation to certain joint transactions, however, there is no assurance that we will obtain relief that would permit us to negotiate future restructurings or other transactions that may be considered a joint enterprise.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

The track record and achievements of the senior management and investment teams of MCC Advisors are not necessarily indicative of future results that will be achieved by our investment adviser. As a result, our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

Risks Related to Our Investments

We may not realize gains from our equity investments.

When we make a debt investment, we may acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans issued by private middle-market companies.

Senior Secured Loans.  There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Equity Investments.  When we invest in senior secured loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in private middle-market companies involves a number of significant risks. See “Our investments in private middle-market portfolio companies may be risky, and you could lose all or part of your investment” below.

Our investments in private middle-market portfolio companies may be risky, and you could lose all or part of your investment.

Investments in private middle-market companies involve a number of significant risks. Generally, little public information exists about these companies, and we are required to rely on the ability of MCC Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Private middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, private middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Private middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these types of companies.

We intend to invest primarily in secured debt issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks above or equally with the debt securities in which we invest. In the case of debt ranking above debt securities in which we invest, we would be subordinate to such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and therefore the holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (1) the ability to cause the commencement of enforcement proceedings against the collateral; (2) the ability to control the conduct of such proceedings; (3) the approval of amendments to collateral documents; (4) releases of liens on the collateral; and (5) waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

Our loans to portfolio companies are callable at any time, most of them at no premium to par. It is not clear at this time when each loan may be called. Whether a loan is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan called early may reduce the achievable yield for us below the stated yield to maturity contained herein if the capital returned cannot be invested in transactions with equal or greater expected yields.

Our current investment portfolio may hold indirect interests in loans rather than direct interests, which subjects us to additional risk.

We may make or acquire loans or investments through participation agreements. A participation agreement typically results in a contractual relationship only with the counterparty to the participation agreement and not with the borrower. MCC Advisors has adopted best execution procedures and guidelines to mitigate credit and counterparty risk when we acquire a loan through a participation agreement. In investing through participations, we will generally not have a right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the counterparty selling the participation. In the event of insolvency of the counterparty, we, by virtue of holding participation interests in the loan, may be treated as its general unsecured creditor. In addition, although we may have certain contractual rights under the loan participation that require the counterparty to obtain our consent prior to taking various actions relating to the loan, we cannot guarantee that the counterparty will seek such consent prior to taking various actions. Further, in investing through participation agreements, we may not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that we would otherwise conduct if we were investing directly in the loan, which may result in us being exposed to greater credit or fraud risk with respect to the borrower or the loan than we expected when initially purchasing the participation. See “Risks Related to Our Business — There are significant potential conflicts of interest that could affect our investment returns” above.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio; our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, provided that there are no restrictions imposed by the 1940 Act, we may make additional investments in that portfolio company as “follow-on” investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our RIC tax status. We may be restricted from making follow-on investments in certain portfolio companies to the extent that affiliates of ours hold interests in such companies.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Our incentive fee may induce our investment adviser to make certain investments, including speculative investments.

The incentive fee payable by us to MCC Advisors may create an incentive for MCC Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to MCC Advisors is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage MCC Advisors to use leverage or take additional risk to increase the return on our investments. The use of leverage may magnify the potential for gain or loss on amounts invested. The use of leverage is considered a speculative technique. If we borrow from banks or other lenders, we would expect that such lenders will seek recovery against our assets in the event of a default and these lenders likely will have claims on our assets that are superior to those of our equity holders. In addition, MCC Advisors receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, MCC Advisors may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to MCC Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of MCC Advisors as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss and may pay more than 20% of our net capital gains because we cannot recover payments made in previous years.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional risks.

We may engage in currency or interest rate hedging transactions. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

We may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. We may not realize gains from our equity investments.

Risks Related to Our Operations as a BDC and a RIC and Our SBIC Subsidiary’s Operations as an SBIC

Regulations governing our operation as a BDC may limit our ability to, and the way in which we raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Our business will in the future require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock), the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations. We also may issue, through our SBIC subsidiary, SBA-guaranteed debentures, subject to certain restrictions. For a discussion of the requirements for issuing SBA-guaranteed debentures, see “Regulation — Small Business Investment Company Regulations.”

•	Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights and possibly rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.
•	Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below NAV without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that, in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the NAV per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, beginning with our fiscal year ending September 30, 2012, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties. In addition, any change to the SBA’s current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage, through our SBIC subsidiary, and therefore, our ability to compete with other finance companies.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation”. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

We will become subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2011 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The distribution requirement for a RIC will be satisfied if we distribute to our stockholders at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
•	The income source requirement will be satisfied if we obtain at least 90% of our income for each fiscal year from dividends, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

RISKS RELATING TO AN INVESTMENT IN OUR SECURITIES

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of the companies;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to BDCs, SBICs or RICs;

•	loss of our qualification as a RIC or BDC or our SBIC subsidiary’s status as an SBIC;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of MCC Advisors’ or any of its affiliates’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and

•	loss of a major funding source.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

At our 2012 Annual Meeting to be held on February 17, 2012, we have asked our stockholders to approve a proposal to authorize the Company, with the approval of our board of directors, to sell shares of our common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the proxy statement (including, without limitation, that the number of shares issued does not exceed 25% of the Company’s then outstanding common stock, at a price below, but no more than 20% below, its then current net asset value). If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such sale in accordance with the terms of this proposal. If approved, the authorization would be effective for securities sold during a period beginning on the date of such stockholder approval and expiring on the earlier of the anniversary of the date of the 2012 Annual Meeting or the date of our 2013 Annual Meeting of Stockholders, which is expected to be held in February 2013.

In addition, we have also asked the stockholders to approve a proposal to authorize the Company to issue securities to, subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings, subject to certain conditions as set forth in the proxy statement. Such authorization has no expiration.

Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

In addition, if we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For example, if we sell an additional 10% of our shares of common stock at a 5% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 0.5% or $5 per $1000 of net asset value. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value” and the prospectus supplement pursuant to which such sale is made.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our performance or financial condition. In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	our business prospects and the prospects of our portfolio companies;

•	limitations on entering into transactions with our affiliates in the absence of regulatory relief;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or MCC Advisors;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of MCC Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates;

•	the impact of changes to tax legislation and, generally, our tax position; and

•	the unfavorable resolution of legal proceedings.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend”, “opportunity”, “pipeline”, “believe”, “comfortable”, “expect”, “anticipate”, “current”, “intention”, “estimate”, “position”, “assume”, “potential”, “outlook”, “continue”, “remain”, “maintain”, “sustain”, “seek”, “achieve” and similar expressions, or future or conditional verbs such as “will”, “would”, “should”, “could”, “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our common stock or other securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and for general corporate purposes. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to 12 months after the particular offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. We cannot assure you that we will achieve our targeted investment pace.

Pending investments in accordance with our investment objectives and policies, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less, or “temporary investments”, as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See “Regulation — Temporary Investments” and “The Adviser — Investment Management Agreement”.

The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We will not receive any proceeds from any sales of common stock by the Selling Stockholder.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Price Range

Our common stock began trading on January 20, 2011, and is currently traded on the New York Stock Exchange under the symbol “MCC”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly dividends per share since shares of our common stock began being regularly quoted on the New York Stock Exchange.

		Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Dividends(4)
Period	NAV(1)	High	Low
Fiscal year ended September 30, 2011
Second quarter(3)	$12.48	$12.19	$11.62	97.68%	93.11%	$0.16
Third quarter	$12.55	$12.19	$11.12	97.13%	88.61%	$0.21
Fourth quarter	$12.57	$11.63	$9.84	92.52%	78.28%	$0.25
Fiscal year ending September 30, 2012
First Quarter	$12.57	$10.56	$8.96	84.01%	71.28%	$0.28
Second Quarter through February 15, 2012		$11.86	$10.17

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)	From January 20, 2011 (IPO) to March 31, 2011.
(4)	Represents the cash dividend declared for the specified quarter.

The last reported price for our common stock on February 15, 2012 was $11.23 per share. As of January 20, 2012 we had five stockholders of record.

Distributions

Our dividends, if any, are determined by the board of directors. We intend to elect to be treated as a RIC under Subchapter M of the Code. To maintain RIC qualification, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed in the preceding year.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock since completion of our IPO.

Dividends Declared
Record Dates	Payment Dates	Per Share
Fiscal year ended September 30, 2011
June 1, 2011	June 15, 2011	$0.16
September 1, 2011	September 15, 2011	$0.21
December 15, 2011	December 30, 2011	$0.25
Total		$0.62
Fiscal year ending September 30, 2012
February 24, 2012	March 15, 2012	$0.28

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. See “Dividend Reinvestment Plan”.

SELECTED FINANCIAL AND OTHER DATA

We have derived the selected financial data below from our audited consolidated financial statements for the fiscal year ended September 30, 2011, which have been audited by Ernst & Young LLP, our independent registered public accounting firm. We have derived the unaudited selected financial data below from our unaudited condensed consolidated financial statements at and for the three months ended December 31, 2011 included elsewhere in this prospectus supplement. In our opinion, these unaudited condensed consolidated financial statements include all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of our financial position and results of operations for the period. Historical financial data is not necessarily indicative of our future results of operations or financial position.

As of September 30, 2010, the Company (including its predecessors) had not yet commenced operations. The following selected financial data should be read together with our financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	At and for the Three Months Ended December 31, 2011	At and for the Year Ended September 30, 2011
	(unaudited)
Statement of Operations data:
($ in thousands)
Total investment income	$8,229	$14,569
Base management fee, net	1,004	1,610
Incentive fee	1,207	714
All other expenses	1,227	2,616
Net investment income	4,791	9,629
Unrealized depreciation on investments	(514)	(150)
Realized gain on investments	112	55
Net increase in net assets resulting from operations	4,389	9,534
Per share data:
Net asset value per common share at year end	$12.57	$12.57
Market price at year end	10.40	10.08
Net investment income	0.28	0.56
Net realized and unrealized loss on investments	(0.03)	(0.01)
Net increase in net assets resulting from operations	0.25	0.55
Dividends paid	0.25	0.37
Balance Sheet data at period end:
($ in thousands)
Total investments at fair value	$244,036	$199,206
Cash and cash equivalents	1,446	17,202
Other assets	8,330	3,721
Total assets	253,812	220,129
Total liabilities	36,100	2,476
Total net assets	217,712	217,653
Other data:
Weighted average annual yield on debt investments(1)	14.4%	14.5%
Number of investments at period end	23	18

(1)	The weighted average yield is based upon original cost on our debt investments.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus as well as the important factors set forth under “Risks” and “Forward-Looking Statements.”

Except as otherwise specified, references to “we,” “us,” “our,” or the “Company,” refer to Medley Capital Corporation.

FORMATION TRANSACTION

Prior to the pricing of our IPO, Medley Opportunity Fund LP (“MOF LP”) and Medley Opportunity Fund, Ltd. (“MOF LTD”) transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million to MOF I BDC LLC (“MOF I BDC”) in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests. On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to Medley Capital BDC LLC in exchange for Medley Capital BDC LLC membership interests. As a result, MOF I BDC became a wholly owned subsidiary of Medley Capital BDC LLC.

On January 18, 2011, Medley Capital BDC LLC, a Delaware limited liability company converted into Medley Capital Corporation, a Delaware corporation. As a result, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share. On January 20, 2011, Medley Capital Corporation filed an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

On January 20, 2011, we priced our IPO and sold 11,111,112 shares of our common stock at $12.00 per share. On February 24, 2011, an additional 450,000 shares of our common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ over-allotment option. Net of underwriting fees and estimated offering costs, we raised a total of approximately $129.6 million. Our shares began trading on January 20, 2011 on the New York Stock Exchange under the symbol “MCC.”

OVERVIEW

We are a newly organized, externally-managed, non-diversified closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, we intend to elect and qualify to be treated, for U.S. federal income tax purposes, as a regulated investment company (“RIC”), under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company (including its predecessors) had not commenced operation during the period ended September 30, 2010. It had, however, incurred a net loss for the period of $92,050 composed primarily of organizational expenses of $92,070.

We commenced operations and completed our IPO on January 20, 2011. Our investment activities are managed by MCC Advisors and supervised by our board of directors, of which a majority of the members are independent of us.

Our investment objective is to generate current income and capital appreciation by lending directly to privately-held small and middle market companies to help these companies fund acquisitions, growth or refinancing. Our portfolio will generally consist of senior secured first lien term loans and senior secured second lien term loans. In many of our investments, we will receive warrants or other equity participation features which we believe will increase the total investment returns.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements. To be eligible for tax treatment under subchapter M for U.S. federal income tax purposes, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Revenues

We generate revenue in the form of interest income on the debt that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We expect to invest our assets primarily in privately held companies with enterprise or asset values between $25 million and $250 million and will focus on investment sizes of $10 million to $50 million. We believe that pursuing opportunities of this size offers several benefits including reduced competition, a larger investment opportunity set and the ability to minimize the impact of financial intermediaries. We expect our debt investments to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either monthly or quarterly. In some cases our debt investments may provide for a portion of the interest to be paid-in-kind (“PIK”). To the extent interest is PIK, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses include the payment of investment management fees and overhead expenses, including our allocable portion of our administrator’s overhead under the administration agreement. Our investment management fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;
•	calculating our NAV (including the cost and expenses of any independent valuation firms);
•	expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of all future offerings of common shares and other securities, if any;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable under our administration agreement;
•	the allocated costs incurred by our administrator in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, making investments;
•	transfer agent and custodial fees;
•	registration fees and listing fees;
•	U.S. federal, state and local taxes;
•	independent director fees and expenses;
•	costs of preparing and filing reports or other documents with the SEC;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	indemnification payments;
•	direct costs and expenses of administration, including audit and legal costs; and
•	all other expenses reasonably incurred by us or our administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs (including travel expenses).

PORTFOLIO AND INVESTMENT ACTIVITY

As of December 31, 2011, our portfolio consisted of investments in 23 portfolio companies with a fair value of approximately $244.0 million. During the three months ended December 31, 2011, including unsettled transactions, we invested $47.8 million in six new portfolio companies and $4.7 million in two existing portfolio companies. Also, during the three months ended December 31, 2011, we had $3.4 million in aggregate amount of exits and repayments, resulting in net investments of $49.1 million for the period. As of December 31, 2011, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $10.6 million and $10.6 million, and $22.6 million and $22.6 million, respectively. The Company had approximately $1.4 million of cash and cash equivalents as of December 31, 2011.

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of December 31, 2011 (dollars in thousands):

	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Senior Secured First Lien Term Loans	$120,504	49.0%	$119,711	48.8%
Senior Secured Second Lien Term Loans	107,091	43.5	106,186	43.2
Senior Secured Notes	16,538	6.7	16,641	6.8
Equities/Warrants	566	0.2	1,498	0.6
Cash and Cash Equivalents	1,446	0.6	1,446	0.6
Total	$246,145	100.0%	$245,482	100.0%

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of September 30, 2011 (dollars in thousands):

	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Senior Secured First Lien Term Loans	$107,757	49.8%	$107,255	49.6%
Senior Secured Second Lien Term Loans	79,901	36.9	79,414	36.7
Senior Secured Notes	11,668	5.4	11,832	5.5
Equities/Warrants	30	0.0	705	0.3
Cash and Cash Equivalents	17,202	7.9	17,202	7.9
Total	$216,558	100.0%	$216,408	100.0%

As of December 31, 2011, the weighted average loan to value ratio (“LTV”) of our portfolio investments was approximately 48.5%. We believe that the LTV ratio for a portfolio investment is a useful indicator of the riskiness of the portfolio investment, or its likelihood of default. As part of our investment strategy we seek to structure transactions with downside protection and seek LTVs of lower than 65%. We regularly evaluate the LTV of our portfolio investments and believe that LTV is a useful indicator for management and investors.

As of December 31, 2011, our income-bearing investment portfolio, which represented nearly 99.4% of our total portfolio, had a weighted average yield based upon cost on our portfolio investments of approximately 14.4%, and 34.3% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 65.7% bore interest at fixed rates.

MCC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on the following categories, which we refer to as MCC Advisors’ investment credit rating:

Credit Rating	Definition
1	Investments that are performing above expectations.
2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination. All new loans are rated ‘2’.
3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected. Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.
4	Investments that are performing below expectations and for which risk has increased materially since origination. Some loss of interest or dividend is expected but no loss of principal. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2011 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage
1	$26,746	10.9%
2	207,109	84.9
3	10,181	4.2
4	—	—
5	—	—
Total	$244,036	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2011 (dollars in thousands) (none at September 30, 2010):

Investment Performance Rating	Investments at Fair Value	Percentage
1	$—	—%
2	199,207	100.0
3	—	—
4	—	—
5	—	—
Total	$199,207	100.0%

RESULTS OF OPERATIONS

Three Months Ended December 31, 2011

We commenced principal operations on January 20, 2011, and therefore have no prior periods with which to compare results for the three months ended December 31, 2011.

Operating results for the three months ended December 31, 2011 are as follows (dollars in thousands):

For the three months ended December 31, 2011
Total investment income	$8,229
Total expenses, net	3,402
Net investment income before excise taxes	4,827
Excise tax expense	(36)
Net investment income	4,791
Net realized gains	112
Net unrealized losses	(514)
Net increase in net assets resulting from operations	$4,389

Investment Income

For the three months ended December 31, 2011, investment income totaled $8.2 million of which $7.1 million was attributable to portfolio interest, $1,843 to interest earned on cash and cash equivalents and $1.1 million to other fee income.

Operating Expenses

Total operating expenses after management fee waiver totaled $3.4 million for the three months ended December 31, 2011, and consisted of base management and incentive fees, administrator expenses, professional fees, interest and credit facility financing expenses, insurance expenses, directors’ fees and other general and administrative fees. The base management fees net of $41,126 management fee waiver for the period were $1.0 million and $1.2 million of incentive fees were incurred for the period.

We expect certain of our operating expenses, including administrator expenses, professional fees and other general and administrative expenses to decline as a percentage of our total assets during periods of growth and increase as a percentage of our total assets during periods of asset declines.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized.

During the three months ended December 31, 2011, we recognized $0.1 million of realized gains on our portfolio investments.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of the Company’s investment portfolio. For the three months ended December 31, 2011, we had $0.5 million of unrealized depreciation on portfolio investments.

Changes in Net Assets from Operations

Net increase in net assets resulting from operations totaled $4.4 million, or $0.25 per common share based on a weighted average of 17,320,468 common shares outstanding for the three months ended December 31, 2011.

Year Ended September 30, 2011

Operating results for the year ended September 30, 2011 are as follows (dollars in thousands) (none at September 30, 2010):

For the year ended September 30, 2011
Total investment income	$14,569
Total expenses, net	4,940
Net investment income	9,629
Net realized gains	55
Net unrealized losses	(150)
Net increase in net assets resulting from operations	$9,534

Investment Income

For the year ended September 30, 2011, investment income totaled $14.6 million of which $12.7 million was attributable to portfolio interest, $0.1 million to interest earned on cash and cash equivalents and $1.8 million to other fee income.

Operating Expenses

Total operating expenses after management fee waiver totaled $4.9 million for the year ended September 30, 2011, and consisted of base management and incentive fees, administrator expenses, professional fees, interest and credit facility financing expenses, organizational expenses, insurance expenses, directors’ fees and other general and administrative fees. The base management fees net of $1.1 million management fee waiver for the year were $1.6 million and $0.7 million of incentive fees were incurred for the year.

We expect certain of our operating expenses, including administrator expenses, professional fees and other general and administrative expenses to decline as a percentage of our total assets during periods of growth and increase as a percentage of our total assets during periods of asset declines.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized.

During the year ended September 30, 2011, we recognized $55,000 of realized gains on our portfolio investments.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of the Company’s investment portfolio. For the year ended September 30, 2011, we had $0.1 million of unrealized depreciation on portfolio investments.

Changes in Net Assets from Operations

Net increase in net assets resulting from operations totaled $9.5 million, or $0.55 per common share based on a weighted average of 17,258,215 common shares outstanding for the year ended September 30, 2011.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

As a BDC, we distribute substantially all of our net income to our stockholders and will have an ongoing need to raise additional capital for investment purposes. To fund growth, we have a number of alternatives available to increase capital, including raising equity, increasing debt, and funding from operational cash flow.

The Company’s liquidity and capital resources have been generated primarily from the net proceeds of its IPO, as well as cash flows from operations. On January 20, 2011, we completed our IPO and issued 11,111,112 common shares and received net proceeds of $129.6 million.

On August 4, 2011, the Company closed a four-year senior secured revolving credit facility (the “Facility”) led by ING Capital LLC with initial commitments of $60 million and an accordion feature that provides for expansion of the Facility up to $125 million, subject to customary conditions. As of September 30, 2011, we had not yet drawn from the Facility. As of December 31, 2011, there was $32.6 million outstanding under the Facility.

As of September 30, 2011 and December 31, 2011, we had $17.2 million and $1.4 million, respectively, in cash and cash equivalents. We generated cash from the net proceeds of our initial public offering and the exercise of the underwriters’ over-allotment option. In the future, we may generate cash from future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in our targeted asset classes, cash distributions to our stockholders, and other general corporate purposes.

We have applied to the Small Business Administration (“SBA”) for a license for Medley SBIC LP to operate as an Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Act of 1958. On November 23, 2011, we received from the SBA a “green light” or “go forth letter” inviting us to continue our application process to obtain a license to form and operate an SBIC subsidiary. We have received no assurance or indication from the SBA that we will receive a license, or the timeframe in which we would receive a license, should one ultimately be granted. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license would allow our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

We will apply for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. If we receive an exemption for this SBA debt, we would have increased flexibility under the 200% asset coverage test.

Contractual Obligations and Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized on our balance sheet. As of December 31, 2011 we had no outstanding commitments to fund investments.

We have certain contracts under which we have material future commitments. We have entered into an investment management agreement with MCC Advisors in accordance with the 1940 Act. The investment management agreement became effective upon the pricing of our initial public offering. Under the investment management agreement, MCC Advisors has agreed to provide us with investment advisory and management services. For these services, we have agreed to pay a base management fee equal to a percentage of our gross assets and an incentive fee based on our performance.

We have also entered into an administration agreement with MCC Advisors as our administrator. The administration agreement became effective upon the pricing of our initial public offering. Under the administration agreement, MCC Advisors has agreed to furnish us with office facilities and equipment, provide us clerical, bookkeeping and record keeping services at such facilities and provide us with other administrative services necessary to conduct our day-to-day operations. MCC Advisors will also provide on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our investment management agreement and our administration agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Distributions

We intend to elect and to qualify to be taxed as a RIC for U.S. federal income tax purposes under subchapter M of the Code. As a RIC, in any taxable year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we may be subject to U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1)	at least 98.0 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;
(2)	at least 98.2 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31st of the calendar year; and
(3)	income realized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of dividends or year-to-year increases in dividends. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

On May 11, 2011, the Company’s board of directors declared a quarterly dividend of $0.16 per share payable on June 15, 2011 to stockholders of record at the close of business on June 1, 2011.

On August 4, 2011, the Company’s board of directors declared a quarterly dividend of $0.21 per share payable on September 15, 2011 to stockholders of record at the close of business on September 1, 2011.

On November 29, 2011, the Company’s board of directors declared a quarterly dividend of $0.25 per share payable on December 30, 2011 to stockholders of record at the close of business on December 15, 2011.

RELATED PARTY TRANSACTIONS

Concurrent with the pricing of our initial public offering, we entered into a number of business relationships with affiliated or related parties, including the following:

•	We entered into an investment management agreement with MCC Advisors. Mr. Brook Taube, our chairman and chief executive officer, is a managing partner and senior portfolio manager of MCC Advisors, and Mr. Seth Taube and Mr. Andrew Fentress, two of our directors, are managing partners of MCC Advisors.
•	MCC Advisors provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our administration agreement. We reimburse MCC Advisors for the allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.
•	We have entered into a license agreement with Medley Capital LLC, pursuant to which Medley Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Medley.”
•	Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the initial public offering an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. We received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

MCC Advisors and its affiliates may in the future manage other accounts that have investment mandates that are similar, in whole and in part, with ours. MCC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other accounts. In such event, depending on the availability of such investment and other appropriate factors, and pursuant to MCC Advisors’ allocation policy, MCC Advisors or its affiliates may determine that we should invest side-by-side with one or more other accounts. We will not make any investments if they are not permitted by applicable law and interpretive positions of the SEC and its staff, or if they are inconsistent with MCC Advisors’ allocation procedures.

In addition, we have adopted a formal code of ethics that governs the conduct of our and MCC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law.

Management Fee

Pursuant to the investment management agreement, we pay our investment adviser a fee for investment management services consisting of two components — a base management fee and an incentive fee.

MCC Advisors receives a base management fee from the Company payable quarterly in arrears, at an annual rate of 1.75% of the Company’s gross assets, including any assets acquired with the proceeds of leverage. MCC Advisors agreed to waive the base management fee payable with respect to cash and cash equivalents held by the Company through September 30, 2011.

The investment management agreement also provides that MCC Advisors will be entitled to an incentive fee of 20.0%. The incentive fee consists of two parts: (1) the first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of the pre-incentive fee net investment income over a hurdle rate (2.0% quarterly) and subject to a “catch-up” provision measured as of the end of each calendar quarter; and (2) the second component, which will be payable in arrears at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2011, will equal 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the investment adviser.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements and related disclosures in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments

We value investments for which market quotations are readily available at their market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we will value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We will also employ independent third party valuation firms for all of our investments for which there is not a readily available market value.

Valuation methods may include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Our board of directors is ultimately and solely responsible for determining the fair value of the investments in our portfolio that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each investment being initially valued by the investment professionals responsible for monitoring the portfolio investment.
•	Preliminary valuation conclusions are then documented and discussed with senior management.
•	At least twice annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms.
•	Our board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the portfolio company’s earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not verifiable by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

Revenue Recognition

Our revenue recognition policies are as follows:

Investments and Related Investment Income.  We account for investment transactions on a trade-date basis and interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Origination, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Other fees are capitalized as deferred revenue and recorded into income over the respective period. Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in the fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our consolidated statement of operations.

Non-accrual.  We place loans on non-accrual status when principal and interest payments are past due by 90 days or more, or when there is reasonable doubt that we will collect principal or interest. Accrued interest is generally reversed when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current.

Federal Income Taxes

The Company intends to elect to be treated as a RIC under subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements. Once qualified as a RIC, the Company must timely distribute to its stockholders at least 90% of the sum of investment company taxable income including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. Depending on the level of investment company taxable income earned in a tax year, the Company may choose to carry forward investment company taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Depending on the level of investment company taxable income earned in a tax year, the Company may choose to carry forward investment company taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover investment company taxable income must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such investment company taxable income.

Because federal income tax regulations differ from Generally Accepted Accounting Principles (“GAAP”), distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

BUSINESS

Medley Capital Corporation is a non-diversified closed end management investment company that has elected to be treated and is regulated as a BDC under the 1940 Act. Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender targeting private debt transactions ranging in size from $10 to $50 million to borrowers principally located in North America. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In many of our investments, we receive warrants or other equity participation features, which we believe increases the total investment returns. Our investment activities are managed by its investment adviser, MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

Our Advisor

Our investment activities are managed by our investment adviser, MCC Advisors. MCC Advisors is an affiliate of Medley and has offices in New York and San Francisco. MCC Advisors is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. MCC Advisors’ team draws on its expertise in lending to predominantly privately-held borrowers in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate. In addition, MCC Advisors seeks to diversify our portfolio of loans by company type, asset type, transaction size, industry and geography.

The members of our management, Brook Taube, Seth Taube and Andrew Fentress, also serve as the principals of MCC Advisors (“Principals”) and have worked together for the past nine years, during which time they have focused on implementing their private debt strategy. A diversified portfolio of secured private debt investments combined with rigorous asset management have allowed Medley, which the Principals of the Adviser manage and operate, to successfully navigate the challenging market that began in 2007. We believe that MCC Advisors’ disciplined and consistent approach to origination, portfolio construction and risk management should allow it to continue to achieve compelling risk-adjusted returns for Medley Capital.

MCC Advisors also serves as our administrator and furnishes us with office facilities, equipment and other office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (the “SEC”) and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Investment Strategy

We believe that a well-structured portfolio of private debt transactions can generate equity-like returns with the risk profile of secured debt. Private debt combines attractive elements of both equity and fixed-income investments because transactions are generally structured as secured loans with equity upside in the form of options, warrants, cash flow sharing, co-investment rights or other participation features. As a result, we believe our private debt strategy offers upside potential, similar to mezzanine and private equity investments, and downside protection, similar to bank loans.

We believe that private debt offers an attractive investment opportunity for the following reasons:

Attractive Yield Opportunity.  We believe our ability to work directly with borrowers to create customized financing solutions enables us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. Addressing complex situations that are generally underserved by traditional lenders enables us to generate excess returns. Private debt transactions have either a fixed or variable coupon payment due periodically, typically monthly or quarterly, and usually include (but are not limited to) exit fees, warrants, and PIK interest. We intend to target investments with an annual gross internal rate of return of 16 – 23% on an unleveraged basis. The components of the gross internal rate of return include (1) contractual returns of approximately 12 – 16%, consisting of approximately 11 – 12% cash interest with an additional 4% of PIK interest; and (2) upside return of as much as 2 – 7% or more over time, consisting of warrants or other forms of upside participation. Furthermore, while equity holders typically receive no cash or other periodic payments on their investments until a liquidity event occurs, regular interest payments on private debt transactions, combined with amortization payments, reduce the overall level of risk for the investor.

Downside Protection.  We will generally structure our transactions as secured loans supported by a security interest in the portfolio company’s assets, as well as a pledge of the portfolio company’s equity. We believe our secured debt position and corresponding covenant package should provide priority of return and also control over any asset sales, capital raises, dividend distributions, insurance proceeds and restructuring processes. We believe that the current supply and demand imbalance in the private debt market will enable providers of credit to take less risk on new loans. Risk metrics are expressed through lower first-lien debt/EBITDA (earnings before interest, taxes, depreciation and amortization) ratios, lower LTV ratios and higher coverage ratios, which we believe will further reduce the risk of principal loss. We will target first-lien debt/EBITDA ratios of less than 3.5x, LTVs of lower than 65% and interest coverage ratios of 1.5x and higher. To the extent we invest in subordinate debt or equity securities of a portfolio company, these ratios will be higher, but we believe in such cases the upside opportunity will compensate for the incremental risk. We intend to continue the proven asset management strategy focused primarily on private debt that our management has successfully executed over the last seven years in this private debt strategy. We believe that our management’s process of thorough origination, due diligence and structuring, combined with careful account monitoring and diversification, have enabled Medley Capital to consistently protect investor capital.

Predictability of Returns.  We will develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. We intend to structure our transactions as secured loans with a covenant package that will provide for repayment upon the completion of asset sales and restructurings. Because these private debt transactions are structured to provide for these lender contractually determined, periodic payments of principal and interest, they are less likely to depend generally on the existence of robust M&A or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

Market Opportunity

We believe the credit crises that began in 2007 and the subsequent exit of traditional lending sources have created a compelling opportunity for skilled debt providers in the middle-market. We expect to take advantage of the following favorable trends in private lending:

Reduced Competition Leads to Higher Quality Deal Flow.  Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers’ access to capital have decreased substantially, thus reducing their ability to provide capital. Finally, we believe continuing bank consolidation has resulted in larger financial institutions that have shifted product offerings away from the middle-market in favor of larger corporate clients. We believe that the relative absence of competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process. The following charts illustrate the substantial decline in middle-market lending and bank consolidation in recent years.

Quarterly Leveraged Loan Issuance Volume(1)
($ in billions)

Bank Consolidation and Market Share
in Non-Investment Grade Lending(2)

(1)	Source: S&P LCD, as of 12/31/11. Includes issuers with $50M or less of EBITDA.
(2)	Source: Federal Deposit Insurance Corporation. Represents number of commercial banking institutions insured by the FDIC as of 12/31/11; S&P. LCD as of 12/31/11.

Lack of Liquidity Creates Attractive Pricing.  We believe that a meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not been returning to the private lending markets in the same way it has been returning to the public debt markets. As such, we believe that lenders to private middle-market companies in particular will continue to benefit from attractive pricing. We believe that gross internal rates of return of 16 – 23% are available for private debt investments in the current market via cash interest, PIK interest and equity participations.

Specialized Lending Needs and Unfunded Private Equity Commitments Drive Demand for Debt Capital.  Lending to private middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. As such, we believe that, of the U.S. financial institutions that are not liquidity constrained, few are capable of pursuing a private lending strategy successfully. We believe this creates a significant supply/demand imbalance for private credit. Adding to this imbalance is the vast sum of unused private equity capital raised from 2006 – 2008, which will require debt financing in the coming years. As depicted in the chart below, over $757 billion of unfunded private equity commitments were outstanding as of December 31, 2010.

Private Equity Commitments and Invested Capital
($ in billions)

Source:	Buyouts Magazine (U.S. Buyout Fund Commitments) / Standard & Poor’s Leveraged Commentary Data (Equity Invested in U.S. Sponsored Transactions), as of 12/31/10.

Competitive Advantages

We believe that the Company represents an attractive investment opportunity for the following reasons:

Experienced Team.  The Principals of the Adviser bring a combined 60 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing. Other members of the Adviser’s investment and asset management team include 21 professionals with extensive experience in transaction sourcing, investment underwriting, credit analysis, account monitoring and restructuring at firms such as J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated, GE Capital, Restructuring Finance and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Adviser’s investment and asset management team has executed, as a group, 71 transactions to date for a total value of $1.5 billion.

Focus on Direct Origination.  We will focus on lending directly to portfolio companies that are underserved by the traditional banking system. While we may source transactions via the private equity sponsor channel, most of our efforts will focus on originating transactions directly to middle-market borrowers. We will target assets and borrowers with enterprise or asset values between $25 and $250 million, a market which we believe is the most opportune for our private debt activities. The current credit crisis has further increased the number of potential transactions available to us, as traditional sources of credit have disappeared or diminished. We believe reduced competition among lenders and increased deal flow should allow us to be even more selective in our underwriting process.

Extensive Deal Flow Sourcing Network and National Presence.  Medley’s experience and reputation in the market has enabled it to consistently generate attractive private debt opportunities. As a seasoned provider of private debt, Medley is often sought out as a preferred partner, both by portfolio companies and other financing providers. Generally, as much as half of Medley’s annual origination volume comes from repeat and referral channels. Medley seeks to avoid broadly marketed and syndicated deals. We will leverage Medley’s offices on both coasts to maximize our national origination capabilities and direct calling efforts. Medley filters through as many as 800 transactions annually through its origination efforts and targets between 25 and 35 transactions for execution. As of December 31, 2011, Medley had an attractive pipeline of transactions consisting of $274 million of deal volume across 16 investments in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate. Finally, Medley has a broad network of relationships with national, regional and local bankers, lawyers, accountants and consultants that plays an important role in the origination process.

Risk Management.  We will continue the successful asset management process employed by Medley over the last nine years. In particular, our investment transactions will be diversified by company type, asset type, transaction size, industry and geography. We will utilize a systematic underwriting process involving rigorous due diligence, third-party reports and multiple investment committee (discussed below) approvals. Following the closing of each transaction, the Adviser will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.

Restructuring and Workout Experience.  The Principals of the Adviser and the Adviser’s investment team combined have worked on over 100 restructurings, liquidations and bankruptcies prior to Medley. This experience provides valuable assistance to the Company in the initial structuring of transactions and throughout the asset management process.

Investment Process Overview

We view our investment process as consisting of three distinct phases described below:

Sourcing and Origination.  MCC Advisors sources investment opportunities through access to a network of contacts developed in the financial services and related industries by Medley. The investment professionals of Medley supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through rigorous due diligence of the underlying facts and circumstances while remaining flexible and responsive to the client’s needs. With a total of 21 investment professionals in the New York and San Francisco offices involved in sourcing and origination, each investment professional is able to maintain long-standing relationships and responsibility for a specified market. These origination efforts attract hundreds of proposals quarterly from lower middle market and middle market companies.

An investment pipeline is maintained to manage all prospective investment opportunities and is reviewed weekly by the Investment Committee of MCC Advisors (“Investment Committee”). The purpose of the investment pipeline, which is comprised of all prospective investment opportunities at various stages of due diligence and approval, is to evaluate, monitor and approve all of our investments, subject to the oversight of our Investment Committee.

Credit Evaluation.  We utilize a systematic, consistent approach to credit evaluation developed by Medley, with a particular focus on determining the value of a business in a downside scenario. The key criteria that we consider include: (i) strong and resilient underlying business fundamentals; (ii) a substantial equity cushion in the form of capital ranking junior in right of payment to our investment; (iii) sophisticated management teams with an operating history minimum of two years; (iv) a conclusion that overall downside risk is manageable; (v) asset-backed companies that provide collateral support in the form of accounts receivable, inventory, machinery, equipment, real estate, intellectual property (“IP”) and other assets; and (vi) absent a requirement for future financing beyond the proposed commitment. The first review of an opportunity is conducted using the above-mentioned criteria to determine if the opportunity meets MCC Advisors general investment criteria. The next four reviews performed by the Investment Committee include the following: (1) an early read memo, (2) Investment Committee “Green Light” memo, (3) Investment Committee approval memo, and (4) Closing and Funding Approval memo. MCC Advisors maintains a rigorous in-house due diligence process. Prior to making each investment, MCC Advisors subjects each potential portfolio company to an extensive credit review process, including analysis of market and operational dynamics as well as both historical and projected financial information. Areas of additional focus include management or sponsor experience, industry and competitive dynamics, and tangible asset values. Background checks and tax compliance checks are required on all portfolio company management teams and influential operators.

Our due diligence process typically entails:

•	negotiation and execution of a term sheet;
•	on-site visits;
•	interviews with management, employees, customers and vendors;
•	review of loan documents and material contracts, as applicable;
•	obtaining background checks on all principals/partners/founders;
•	completing customer and supplier calls;
•	review tax and accounting issues related to a contemplated capital structure;
•	developing a financial model with sensitivity analysis that includes a management case, expected case and downside case; and
•	receiving third party reports such as environmental, insurance, appraisal and consulting reports, as applicable.

Monitoring.  MCC Advisors views active portfolio monitoring as a vital part of our investment process. MCC Advisors utilizes a proprietary portfolio monitoring system, Asset Management System (“AMS”), which maintains a centralized, dynamic electronic reporting system which houses, organizes and archives all portfolio data by investment. This is the primary system that tracks all changes to investment terms and conditions. AMS produces a report for each investment within MCC Advisors by summarizing the investment’s general information, terms and structure, financial performance, covenant package, history of events and call notes. Each month, the previous month reports are archived and an updated report is created. This feature enables MCC Advisors to track the history of every investment, while maintaining access to the most recent reporting information available, ensuring accurate reporting of the investment at the weekly meetings.

MCC Advisors will typically require portfolio companies to adhere to certain affirmative covenants requiring the following reports:

• monthly financial statements	• annual audits and management letters
• monthly covenant certificates	• quarterly industry updates
• monthly management discussion & analysis	• quarterly customer and supplier concentration updates
• monthly bank statements	• quarterly backlog/pipeline reports
• annual insurance certificates	• annual budgets and forecasts

MCC Advisors holds quarterly portfolio reviews where the Investment Committee reviews each transaction in detail and reassesses the risk rating presently assigned.

Rating Criteria:  In addition to external risk management research and internal monitoring tools, we use an investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

Credit Rating	Definition
1	Investments that are performing above expectations.
2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination. All new loans are rated ‘2’.
3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected. Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.
4	Investments that are performing below expectations and for which risk has increased materially since origination. Some loss of interest or dividend is expected but no loss of principal. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Some loss of principal is expected.

In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the affected portfolio company. While our investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

Investment Committee

The purpose of the Investment Committee, which is comprised of Brook Taube, Seth Taube and Andrew Fentress, is to evaluate and approve all of our investments, subject to the oversight of our board of directors. The Investment Committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The Investment Committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the Investment Committee early in their analysis. We believe this process improves the quality of the analysis and assists the investment team members to work more efficiently.

Each transaction is presented to the Investment Committee in a formal written report. All of our new investments must be approved unanimously by the Investment Committee. In certain instances, our board of directors may also determine that its approval is required prior to the making of an investment.

Investment Structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We structure our investments, which typically have maturities of three to seven years, as follows:

Senior Secured First Lien Term Loans.  We structure these investments as senior secured loans. We obtain security interests in the assets of the portfolio companies that serve as collateral in support of the repayment of such loans. This collateral may take the form of first-priority liens on the assets of the portfolio company borrower. Our senior secured loans typically provide for loan amortization in the initial years of the facility, with the majority of the principal due at loan maturity.

Senior Secured Second Lien Term Loans.  We structure these investments as junior, secured loans. We obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of such loans. This collateral may take the form of second-priority liens on the assets of a portfolio company. These loans typically contain limited amortization in the initial years of the facility, with the majority of the principal due at loan maturity.

Senior Secured Notes.  We structure these investments as senior secured loans. We obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of such loans. This collateral may take the form of priority liens on the assets of a portfolio company. These loans typically have interest-only payments (often representing a combination of cash pay and payment-in-kind, or PIK, interest), with amortization of principal due at maturity.

Warrants and Minority Equity Securities.  In some cases, we may also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Unitranche Loans.  We structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. Unitranche loans typically provide for loan amortization in the initial years of the facility, with the majority of the amortization due at loan maturity.

Senior Subordinated Notes.  We structure these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically have interest-only payments (often representing a combination of cash pay and payment-in-kind, or PIK interest), with amortization of principal due at maturity. Senior Subordinated Notes generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Senior

Subordinated Notes are generally more volatile than secured loans and may involve a greater risk of loss of principal. Senior Subordinated Notes often include a PIK feature, which effectively operates as negative amortization of loan principal.

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a low probability of loss of principal;
•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and
•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may realize or sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company. For a discussion of the fair value of investments, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity.”

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. MCC Advisors provides such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse MCC Advisors, as our administrator, for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Leverage

We may borrow funds to make additional investments, a practice known as “leverage,” to attempt to increase return to our common stockholders. The amount of leverage that we employ at any particular time will depend on our investment adviser’s and our board of directors’ assessments of market and other factors at the time of any proposed borrowing. For the year ended September 30, 2011, we have not yet drawn from the revolving credit facility (described below). We are also subject to certain regulatory requirements relating to our borrowings. For a discussion of such requirements, see “Regulation — Senior Securities” and “Regulation — Small Business Investment Company Regulations.”

We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such repurchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material.

We are party to a revolving credit facility that currently provides for up to $60 million of borrowings (the “Facility”), pursuant to a Senior Secured Revolving Credit Agreement with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. On November 2, 2011, we exercised the option to extend the revolving period to the three years, allowing the Facility to continue to have a one-year term out facility and the final maturity was extended to August 4, 2015.

The Facility allows us to borrow money at a rate of either (i) an alternate base rate (greatest of (i) the U.S. Prime Rate set forth in The Wall Street Journal, (ii) the federal funds effective rate plus ½ of 1%, (iii) three month LIBOR plus 1% and (iv) 2% per annum) plus 2.75% per annum or (ii) LIBOR (LIBOR is subject to a 1% LIBOR floor) plus 3.75% per annum. Availability of loans under the Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism.

We are also required to pay a commitment fee based on the daily unused portion of the aggregate commitments under the Facility. The commitment fee is 1% of the aggregate unused commitments if the used portion of the aggregate commitments is less than or equal to 50% of the aggregate commitments, or 0.50% if the used portion of the aggregate commitments is greater than 50% of the aggregate commitments. The Facility provides that we may use the proceeds of the loans for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments. The Facility provides for a three-year secured syndicated revolving credit facility and also includes an “accordion” feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $125 million.

Competition

Our primary competitors to provide financing to private and middle-market companies are public and private funds, commercial and investment banks, commercial finance companies, other small business investment companies (“SBIC”) and private equity and hedge funds. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.

BDCs have become more popular recently due to the lack of traditional sources of capital from commercial banks, other secured lenders and private equity funds for private and middle-market companies. The lack of capital also has been exacerbated by the current distressed market and economy, forcing companies seeking capital to turn to alternative sources.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 375 Park Avenue, 33rd Floor, New York, NY 10152. Our administrator furnishes us office facilities and we reimburse it for such costs on an allocated basis.

Legal Proceedings

Neither we nor MCC Advisors are currently subject to any material legal proceedings.

Information Available

Our administrative and executive offices are located at 375 Park Avenue, 33rd Floor, New York, NY 10152 and our telephone number is (212) 759-0777. We maintain a website at http://www.medleycapitalcorp.com. We make available, free of charge, on our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus or any other report we file with the SEC.

INVESTMENTS AND PORTFOLIO COMPANIES

We seek to create a diverse portfolio that includes senior secured first lien term loans, senior secured second lien term loans, unitranche, senior secured notes, senior subordinated notes and warrants and minority equity securities by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies.

As of December 31, 2011, our portfolio consisted of investments in 23 portfolio companies with a fair value of approximately $244.0 million. As of December 31, 2011, our average portfolio company investment and our largest portfolio company investment at fair value was approximately $10.6 million and $22.6 million, respectively. We had approximately $1.4 million of cash and cash equivalents as of December 31, 2011.

The following table shows the portfolio composition by industry grouping at fair value at December 31, 2011 (dollars in thousands):

	Investments at Fair Value	Percentage of Total Portfolio
Structured Finance Securities	$42,617	17.5%
Personal, Food and Miscellaneous Services	25,214	10.3
Healthcare, Education and Childcare	21,519	8.8
Business Services	19,008	7.8
Personal and Nondurable Consumer Products (Manufacturing Only)	16,962	6.9
Oil and Gas	15,664	6.4
Aerospace & Defense	15,257	6.2
Finance	15,224	6.2
Restaurant & Franchise	13,788	5.7
Cargo Transport	13,319	5.5
Containers, Packaging and Glass	10,133	4.2
Electronics	9,441	3.9
Mining, Steel, Iron and Nonprecious Metals	6,804	2.8
Home and Office Furnishings, Housewares, and Durable Consumer Products	6,783	2.8
Automobile	6,230	2.5
Diversified/Conglomerate Manufacturing	6,073	2.5
Total	$244,036	100.0%

The following table sets forth certain information as of December 31, 2011 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we provide upon request and the board observer or participation rights we may receive in connection with our investment. Medley Capital owns equity interests in BayDelta Maritime LLC and Cymax Stores, Inc. and employees of Medley serve as a board member, managing member or senior corporate officers of Bennu Glass, Inc., Velum Global Credit Management LLC and Applied Natural Gas Fuels, Inc.

	Sector	Security Owned by Us(1)	Terms		Principal Due At Maturity	Fair Value	LTV(3)	Percentage of Net Assets
Name of Portfolio Company			Maturity	Interest Rate(2)
Allied Cash Holdings LLC	Structured Finance Securities	Senior Secured First Lien Term Loan	9/30/2013	15.00%	$20,000,000	$20,000,000	28.6%	9.2%
Applied Natural Gas Fuels, Inc.	Oil and Gas	Senior Secured First Lien Term Loan	3/24/2014	13.00%	5,000,000	4,943,042	34.4%	2.3%
Applied Natural Gas Fuels, Inc.	Oil and Gas	Senior Secured First Lien Term Loan	3/24/2014	10.00%	10,844,251	10,720,719	34.4%	4.9%
Aurora Flight Sciences Corporation	Aerospace & Defense	Senior Secured Second Lien Term Loan	3/16/2014	13.25%	15,256,959	15,256,959	33.4%	7.0%
BayDelta Maritime LLC	Cargo Transport	Senior Secured First Lien Term Loan	6/30/2016	13.75%	6,669,293	6,529,435	40.3%	3.0%
BayDelta Maritime LLC	Cargo Transport	Fee Note	6/30/2016	14.88%	250,000	133,807	40.3%	0.1%
BayDelta Maritime LLC	Cargo Transport	Warrants	6/30/2016	N/A	—	83,071	100%	0.0%
Bennu Glass, Inc.	Containers, Packaging and Glass	Senior Secured First Lien Term Loan	4/30/2013	15.00%	10,000,000	10,133,291	29.5%	4.6%
Cymax Stores, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured First Lien Term Loan	8/1/2015	13.75%	6,102,696	6,102,696	14.5%	2.8%
Cymax Stores, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	—	N/A	—	680,000	100%	0.3%
Flexera Software LLC	Electronics	Senior Secured Second Lien Term Loan	9/30/2018	11.0%	6,000,000	5,580,000	55.7%	2.6%
Flexera Software LLC	Electronics	Senior Secured First Lien Term Loan	9/30/2017	7.50%	3,980,000	3,860,600	38.6%	1.8%
Geneva Wood Fuels LLC	Personal and Nondurable Consumer Products	Senior Secured First Lien Term Loan	12/31/2012	15.50%	7,500,000	7,162,500	68.2%	3.3%
Gundle/SLT Environmental, Inc.	Diversified / Conglomerate Manufacturing	Senior Secured Second Lien Term Loan	11/27/2016	13.00%	6,073,235	6,073,235	46.5%	2.8%
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products	Senior Secured Second Lien Term Loan	1/3/2019	11.75%	6,000,000	5,880,000	73.3%	2.7%
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products	Senior Secured First Lien Term Loan	1/3/2018	7.75%	4,000,000	3,920,000	60.0%	1.8%
Insight Pharmaceuticals LLC	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan	8/25/2017	13.25%	10,000,000	10,000,000	65.0%	4.6%
Kelley Amerit Holdings, Inc.	Business Services	Senior Secured Second Lien Term Loan	12/21/2016	12.20%	19,007,917	19,007,917	50.8%	8.7%
Meridian Behavioral Health LLC	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan	11/14/2016	14.00%	6,015,675	5,487,903	29.4%	2.5%
Meridian Behavioral Health LLC	Healthcare, Education and Childcare	Warrants	11/14/2016	N/A	—	734,812	100%	0.3%
Renaissance Learning, LLC	Healthcare, Education and Childcare	Senior Secured First Lien Term Loans	10/19/2017	7.75%	2,992,500	2,875,415	34.3%	1.3%
Renaissance Learning, LLC	Healthcare, Education and Childcare	Senior Secured Second Lien Term Loans	10/19/2018	12.00%	2,000,000	1,921,097	49.9%	0.9%
Sequel Youth and Family Services LLC	Healthcare, Education and Childcare	Senior Secured Second Lien Term Loan	12/23/2014	14.00%	10,500,000	10,500,000	55.2%	4.8%
Sizzling Platter LLC	Restaurant & Franchise	Senior Secured Note	4/15/2016	12.25%	3,630,000	3,607,313	51.1%	1.7%
Tempel Steel Company	Mining, Steel, Iron and Nonprecious Metals	Senior Secured Note	8/15/2016	12.00%	7,000,000	6,803,817	59.1%	3.1%
Tower International, Inc.	Automobile	Senior Secured Note	9/1/2017	10.63%	6,101,000	6,229,744	42.6%	2.9%
United Road Towing, Inc.	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan	10/21/2016	13.50%	15,213,834	15,213,834	62.2%	7.0%
United Restaurant Group L.P.	Restaurant & Franchise	Senior Secured Second Lien Term Loan	12/31/2016	15.26%	10,181,214	10,181,214	75.5%	4.7%
Velum Global Credit Management LLC	Finance	Senior Secured First Lien Term Loan	3/31/2014	15.00%	15,000,000	15,224,366	23.7%	7.0%

	Sector	Security Owned by Us(1)	Terms		Principal Due At Maturity	Fair Value	LTV(3)	Percentage of Net Assets
Name of Portfolio Company			Maturity	Interest Rate(2)
Water Capital USA, Inc.	Structured Finance Securities	Senior Secured First Lien Term Loan	1/3/2013	14.00%	22,616,908	22,616,908	70.7%	10.4%
YRCW Receivables LLC	Cargo Transport	Senior Secured Second Lien Term Loan	9/30/2014	11.25%	6,982,500	6,572,278	76.6%	3.0%
Total Portfolio Investments					$244,917,982	$244,035,973		112.1%

(1)	Affiliates own certain equity interests as discussed below.
(2)	All interest is payable in cash and all LIBOR represents 30-day LIBOR unless otherwise indicated. For each debt investment we have provided the current interest rate as of December 31, 2011.
(3)	Weighted average LTV.

As of December 31, 2011, the weighted average loan to value ratio (“LTV”) of our portfolio investments was approximately 48.5%. We believe that the LTV ratio for a portfolio investment is a useful indicator of the riskiness of the portfolio investment, or its likelihood of default. As part of our investment strategy we seek to structure transactions with downside protection and seek LTVs of lower than 65%. We regularly evaluate the LTV of our portfolio investments and believe that LTV is a useful indicator for management and investors.

As of December 31, 2011, the weighted average yield based upon original cost on our portfolio investments was approximately 14.4%, and 34.3% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 65.7% bore interest at fixed rates. The weighted average yield on income producing investments is computed based upon a combination of the cash flows to date and the contractual interest payments, principal amortization and fee notes due at maturity without giving effect to closing fees received, base management fees, incentive fees or general fund related expenses. Each floating rate loan uses LIBOR as its floating rate index. For each floating rate loan, the projected fixed-rate equivalent coupon rate used to forecast the interest cash flows was calculated by adding the interest rate spread specified in the relevant loan document to the fixed-rate equivalent LIBOR rate, duration-matched to the specific loan, adjusted by the LIBOR floor and/or cap in place on that loan.

Overview of Portfolio Companies

Set forth below is a brief description of the business of our portfolio companies as of December 31, 2011.

Portfolio Company	Brief Description of Portfolio Company
Allied Cash Holdings LLC	Allied Cash Holdings LLC is one of the leading private providers of payday and title lending services in the United States with 185 stores in California, Texas, Arizona, Michigan, Indiana, Virginia, New Mexico, Louisiana, Idaho and Colorado.
Applied Natural Gas Fuels, Inc.	Applied Natural Gas Fuels, Inc. produces, distributes and sells liquefied natural gas to transportation, industrial, and municipal markets in the western U.S. and portions of Mexico.
Aurora Flight Sciences Corporation	Aurora Flight Sciences Corporation designs and manufactures unmanned aircraft systems and components for use in research, defense and homeland security.
Bay Delta Maritime LLC	Bay Delta Maritime LLC is a leading provider of required and regulated tugboat services in the San Francisco Bay. The Company provides ship escorts, assists and towing services to petroleum tankers and other vessels. Container ships and oil tankers are required by maritime law to utilize the Company’s services in the San Francisco Bay, thus creating a strong base of demand.

Portfolio Company	Brief Description of Portfolio Company
Bennu Glass, Inc.	Bennu Glass, Inc. owns and operates a glass bottling facility in Kalama, WA, capable of producing nine million cases of high quality wine bottles per year for wineries in Oregon, Washington and California.
Cymax Stores, Inc.	Cymax Stores, Inc., headquartered in Vancouver, Canada, operates as an online retailer of furniture, home appliances, accessories, baby products and small electronic items. Cymax also operates a traditional brick and mortar retailer of baby products with a single store in North Vancouver, British Columbia.
Flexera Software LLC	Flexera Software LLC is the market leader in application usage management software. The Company’s software enables software producers, device manufacturers and software buyers to install, track, monitor and manage application usage to maximize value, optimize usage and ensure continuous compliance.
Geneva Wood Fuels LLC	Geneva Wood Fuels LLC is one of the largest wood pellet manufacturers in New England. It owns and operates a 119,000 ton per year facility that produces high quality wood pellets distributed to residential customers in Maine, New Hampshire, Vermont and Massachusetts.
Gundle/SLT Environmental, Inc.	Gundle/SLT Environmental, Inc. is the world’s largest geosynthetic lining solutions provider, serving a diverse set of environmentally focused end-markets including waste containment, mining, power, agriculture, aquaculture and other industrial and civil applications. With an expansive line of geomembranes, drainage, geosynthetic clay liners, nonwoven geotextiles, and specialty products, the Company develops solutions to meet customers’ environmental containment requirements.
Hoffmaster Group, Inc.	Hoffmaster Group, Inc. is a leading North American designer, manufacturer and supplier of decorated, premium disposable tableware. Hoffmaster holds the #1 or #2 market position in nearly all of its core product segments through its line of leading brand names.
Insight Pharmaceuticals LLC	Insight Pharmaceuticals LLC is a leading marketer and distributor of branded over-the-counter pharmaceutical products with a broad platform of over 30 unique brands.
Kelley Amerit Holdings, Inc.	Kelly-Amerit Fleet Services, Inc. is a leading provider of fleet maintenance services for commercial vehicle fleets in the U.S. for Fortune 50 companies. The Company provides maintenance and repair services, fuel management and staffing services.
Meridian Behavioral Health LLC	Meridian Behavioral Health, LLC, is headquartered in New Brighton, Minnesota, and is the leading provider of high acuity chemical dependency treatment in the state of Minnesota operating 14 behavioral treatment centers, offering both inpatient and outpatient programs.
Renaissance Learning, LLC	Renaissance Learning, LLC, is headquartered in Wisconsin Rapids, Wisconsin, and provides technology based student assessment and school improvement programs, focused on reading, math and writing for K-12 students.

Portfolio Company	Brief Description of Portfolio Company
Sequel Youth and Family Services LLC	Sequel Youth and Family Services, LLC is a national provider of diversified behavioral health services for at-risk, delinquent, autistic and severely emotionally disturbed children and adolescents.
Sizzling Platter LLC	Sizzling Platter LLC is a restaurant management company that operates 137 Little Caesars locations, 22 Sizzler locations and 12 other limited service restaurants in the Western United States as a franchisee. Little Caesar’s is the largest carryout pizza franchise in the United States and the fourth largest pizza franchise behind Pizza Hut, Dominos and Papa John’s.
Tempel Steel Company	Tempel Steel Company is an independent manufacturer of magnetic steel laminations used in the production of motors and transformers.
Tower International Inc.	Tower International Inc. is a leading integrated global manufacturer of engineered structural metal components and assemblies primarily serving automotive original equipment manufacturers. Tower offers its automotive customers a broad product portfolio, supplying body-structure stampings, frames and other chassis structures, as well as complex welded assemblies, for small and large cars, crossovers, pickups and SUVs.
United Restaurant Group, LP	United Restaurant Group, LP is the second largest franchisee of T.G.I. Friday’s restaurants in the United States. T.G.I. Friday’s a full-service casual dining restaurant chain.
United Road Towing, Inc.	United Road Towing, Inc. is the largest integrated towing company in the United States. The Company provides a complete range of towing, vehicle storage and vehicle auction services through a network of 53 operating locations across 9 states.
Velum Global Credit Management, LLC	Velum Global Credit Management, LLC is a global purchaser and servicer of non-performing consumer debt with operations in Illinois and Sao Paulo, Brazil. Velum owns over five million consumer accounts with a face value of just under $2 billion.
Water Capital USA, Inc.	Water Capital USA, Inc. operates a capital equipment leasing and a receivables financing business. Water Capital originates and monetizes portfolios of equipment leases and servicing receivables from creditworthy businesses.
YRCW Receivables LLC	YRCW Receivables LLC is a special purpose bankruptcy remote subsidiary of YRC Worldwide Inc., a leading provider of transportation and global logistics services. YRCW Receivables LLC purchases receivables from YRC Worldwide Inc.

Recent Investments

In January 2012, the Company closed on a $10.0 million investment in the senior secured first lien term loan A and term loan B to Welocalize, Inc. Welocalize, Inc., is headquartered in Frederick, MD, and provides technology-enabled localization services to large multinational clients through a suite of software as a service tools. The first lien term loan A has a variable coupon of LIBOR + 8.0% cash with a 2.0% LIBOR floor, with principal due at maturity in November 2015. The first lien term loan B has a variable coupon of LIBOR + 9.0% cash with a 2.0% LIBOR floor and 1.25% PIK, with principal due at maturity in November 2015.

THE ADVISOR

MCC Advisors serves as our investment adviser. MCC Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Subject to the overall supervision of our board of directors, MCC Advisors manages the day-to-day operations of, and provides investment advisory and management services to, Medley Capital Corporation.

Investment Committee

The purpose of MCC Advisors’ Investment Committee is to evaluate and approve all investments by MCC Advisors. The committee process is intended to bring the diverse experience and perspectives of the committee members to the analysis and consideration of every investment. The Investment Committee also serves to provide investment consistency and adherence to MCC Advisors’ investment philosophies and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are also reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the Investment Committee early in their analysis. This process improves the quality of the analysis and assists the investment team members to work more efficiently.

Each transaction is presented to the Investment Committee in a formal written report. To approve a new investment, or to exit or sell an existing investment, the unanimous consent of the members of the Investment Committee is required.

Investment Management Agreement

MCC Advisors serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, MCC Advisors manages our day-to-day operations of, and provides investment advisory and management services to us. Under the terms of our investment management agreement, MCC Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	executes, closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

MCC Advisors’ services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we pay MCC Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

Management Fee

Pursuant to the investment management agreement and subject to the overall supervision of our board of directors, MCC Advisors provides investment advisory and management services to us. For providing these services, MCC Advisors receives a base management fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets payable quarterly in arrears. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee was calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial quarter will be appropriately pro-rated. MCC Advisors agreed to waive the base management fee payable to MCC Advisors with respect to cash and cash equivalents held by us through September 30, 2011.

Incentive Fee

The incentive fee has two components, as follows:

The first, payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20.0% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MCC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Management Agreement, as of the termination date), commencing on December 31, 2011, and will equal 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the investment adviser.

Under GAAP, we calculate the incentive fee as if we had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. Accordingly, we accrue a provisional incentive fee taking into account any unrealized gains or losses. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount or provisional incentive fee accrued at a reporting date may vary from incentive that is ultimately realized and the differences could be material.

For the year ended September 30, 2011, we incurred net base management fees payable to MCC Advisors of $1.6 million and $0.7 million of incentive fees related to pre-incentive fee net investment income.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income
(Expressed as a Percentage of the Value of Net Assets)

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee:

Assumptions

Hurdle rate(1) = 2.0%

Management fee(2) = 0.44%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Alternative 1

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.61%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.0%

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.36%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND
(20% × (pre-incentive fee net investment income – 2.5%)))

= (100.0% × (pre-incentive fee net investment income – 2.0%)) + 0%

= (100.0% × (2.36% – 2.0%))

= 100.0% × 0.36%

= 0.36%

Alternative 3

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.86%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% × “Catch-Up”) + (the greater of 0% AND
(20% × (pre-incentive fee net investment income – 2.5%)))

= (100% × (2.5% – 2.0%)) + (20% × (2.86% – 2.5%))

= 0.50% + (20% × 0.36%)

= 0.50% + 0.07%

= 0.57%

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized management fee.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2:  Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

Year 3:  FMV of Investment B determined to be $25 million

Year 4:  Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:  None

Year 2:  Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3:  None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2) (the $1.0 million difference would not be deducted from future capital gains incentive fees)

Year 4:  Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2:  Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3:  FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4:  FMV of Investment B determined to be $35 million

Year 5:  Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

Year 1:  None

Year 2:  Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

Year 3:  Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

Year 4:  None

Year 5:  None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3 (the $1.4 million difference would not be deducted from future capital gains incentive fees)

Limitation of Liability and Indemnification

The investment management agreement provides that MCC Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of MCC Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Duration and Termination

The investment management agreement was approved by our board of directors on November 3, 2010. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreement will automatically terminate in the event of its assignment. The investment management agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risks — Risks Related to Our Business — We are dependent upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed”.

Board Approval of the Investment Management Agreement

Our board of directors held an in-person meeting on November 3, 2010, in order to consider and approve our investment management agreement. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser, MCC Advisors; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to MCC Advisors from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreement; (f) the organizational capability and financial condition of MCC Advisors and its affiliates; (g) MCC Advisors’ practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to our investment adviser; (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure; and (i) the alignment of incentives of the Adviser and our stockholders to be achieved by paying the incentive fee in shares of our common stock.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates are reasonable in relation to the services to be provided.

Administration Agreement

We have entered into an administration agreement, pursuant to which MCC Advisors furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MCC Advisors performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

Payment of Our Expenses

All investment professionals and staff of MCC Advisors, when, and to the extent, engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by MCC Advisors. We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;
•	calculating our NAV (including the cost and expenses of any independent valuation firms);
•	expenses, including travel expense, incurred by MCC Advisors or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of all future offerings of common shares and other securities, if any;
•	the base management fee and any incentive management fee;
•	distributions on our shares;
•	administration fees payable under our administration agreement;
•	the allocated costs incurred by MCC Advisors as our administrator in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, making investments;
•	transfer agent and custodial fees;
•	all registration and listing fees;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents with the SEC or other regulators;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums; indemnification payments;
•	direct costs and expenses of administration, including audit and legal costs; and
•	all other expenses reasonably incurred by us or our administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of our chief financial officer and chief compliance officer and their respective staffs.

We reimburse MCC Advisors for costs and expenses incurred for office space rental, office equipment and utilities allocable to the performance by MCC Advisors of its duties under the investment management agreement, as well as any costs and expenses incurred relating to any non-investment advisory, administrative or operating services provided to us or in the form of managerial assistance to portfolio companies that request it.

From time to time, MCC Advisors pays amounts owed by us to third party providers of goods or services. We subsequently reimburse MCC Advisors for such amounts paid on our behalf.

License Agreement

We have entered into a license agreement with Medley Capital LLC under which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley”. Under this agreement, we will have a right to use the “Medley” name for so long as MCC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Medley” name. This license agreement will remain in effect for so long as the investment management agreement with MCC Advisors is in effect.

REGULATION

General

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons”, as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities.”

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly owned by the Company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
º	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or
º	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(3)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(4)	Securities of any eligible portfolio company which we control.

(5)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. We may adjust our investment focus needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “— Qualifying Assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets”, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, certain diversification tests in order to qualify as a RIC for federal income tax purposes will typically require us to limit the amount we invest with any one counterparty. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or the repurchasing of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks — Risks Related to our Business — If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us.”

We will apply for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the Small Business Administration (“SBA”) from the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of September 30, 2011, we had approximately $218 million in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $218 million, notwithstanding other limitations on our borrowings pursuant to our credit facilities.

If we receive an exemption from the SEC for our SBA debt, we will have increased capacity to fund up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we would, in effect, be permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we could have more debt outstanding than assets to cover such debt. For example, we would be able to borrow up to $150 million more than the approximately $218 million permitted under the asset coverage ratio limit as of September 30, 2011. For additional information on SBA regulations that will affect our access to SBA-guaranteed debentures, see “Risks — Risks Relating to Our Business and Structure — Our SBIC subsidiary, if licensed by the SBA, will be subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on our operations.”

Code of Ethics

We and MCC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Policy

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to MCC Advisors. The Proxy Voting Policies and Procedures of MCC Advisors are set forth below. The guidelines are reviewed periodically by MCC Advisors and our independent directors, and, accordingly, are subject to change.

MCC Advisors is registered with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, MCC Advisors will have fiduciary duties to us. As part of this duty, MCC Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. MCC Advisors’ Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

MCC Advisors evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and MCC Advisors will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

MCC Advisors also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If MCC Advisors has determined that management is generally socially responsible, MCC Advisors will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. MCC Advisors will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. MCC Advisors typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, MCC Advisors believes stability and continuity promote profitability. MCC Advisors’ guidelines in this area seek a balanced view and individual proposals will be carefully assessed in the context of their particular circumstances.

If a vote may involve a material conflict of interest, prior to approving such vote, MCC Advisors must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, MCC Advisors’ employees shall vote the proxy in accordance with MCC Advisors’ proxy voting policy.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer
Medley Capital Corporation
375 Park Avenue, 33rd Floor
New York, NY 10152

Other

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, issue and sell our common stock, at a price below the current NAV of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. See “Sales of Common Stock Below Net Asset Value”. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit “joint transactions” among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities, provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with other accounts sponsored or managed by MCC Advisors when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another account sponsored or managed by MCC Advisors to make different investments in the same issuer, MCC Advisors will need to decide which account will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another account sponsored or managed by MCC Advisors has previously invested.

We and MCC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with accounts sponsored or managed by MCC Advisors where such investment is consistent with our investment objectives, positions, policies, strategies, and restrictions, as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by MCC Advisors may afford us additional investment opportunities and the ability to achieve greater diversification.

Under the terms of the relief we have requested, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. There is no assurance that our application for exemptive relief will be granted by the SEC or that, if granted, it will be on the terms set forth above.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and MCC Advisors adopted written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and MCC Advisors have designated a chief compliance officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, beginning with our 2012 fiscal year, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

Small Business Investment Company Regulations

On June 9, 2011, we formed Medley SBIC LP, a wholly owned subsidiary of ours. We have applied to the SBA for a license for Medley SBIC LP to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. On November 23, 2011, we received a “green light” or “go forth letter” from the SBA inviting us to continue our application process to obtain a license to form and operate an SBIC subsidiary. We have received no assurance or indication from the SBA that we will receive a license, or the timeframe in which we would receive a license, should one ultimately be granted.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after U.S. federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the company at the time of the follow-on investment, up to the time of the company’s initial public offering, if any.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, a SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by a SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow a SBIC to exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of a SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of a SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

The American Recovery and Reinvestment Act of 2009, or the 2009 Stimulus Bill, contains several provisions applicable to SBIC funds. One of the key SBIC-related provisions included in the 2009 Stimulus Bill increased the maximum amount of combined SBIC leverage, or the SBIC leverage cap, to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million, as adjusted annually based upon changes in the Consumer Price Index. Due to the increase in the maximum amount of SBIC leverage available to affiliated SBIC funds, we, through our SBIC subsidiary, would have access to incremental SBIC leverage to support our future investment activities.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (1) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (2) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (3) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (4) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (5) a checking account in a federally insured institution; or (6) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of seven members, four of whom are not “interested persons” of Medley Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors has also established an audit committee, a nominating and corporate governance committee and a compensation committee and may establish additional committees in the future.

Board of Directors and Executive Officers

Pursuant to our charter and bylaws, the board of directors is divided into three classes, designated Class I, Class II, and Class III. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Andrew Fentress(1)	41	Director	2011	2012
Brook Taube	41	Chief Executive Officer, President and Chairman of the Board of Directors	2011	2014
Seth Taube	41	Director	2011	2013
Independent Directors
Arthur S. Ainsberg	65	Director	2011	2013
Louis Burnett(2)	66	Director	2011	2012
Richard A. Dorfman	66	Director Nominee(3)	—	—
Karin Hirtler-Garvey	55	Director	2011	2014
John E. Mack	64	Director	2011	2014

(1)	Mr. Fentress is a nominee for re-election as a director of the Company at the 2012 Annual Meeting for a new term expiring in 2015.
(2)	Mr. Louis Burnett has decided not to stand as a director for re-election at the 2012 Annual Meeting and his term as director will end on February 17, 2012.
(3)	Mr. Dorfman is a nominee for election as a director of the Company as a Class I director at the 2012 Annual Meeting, with a term expiring in 2015.

Executive Officers Who Are Not Directors

Name	Age	Position
Richard T. Allorto, Jr.	40	Chief Financial Officer, Chief Compliance Officer and Secretary

The business address of the director nominees and other directors and executive officers is c/o Medley Capital Corporation, 375 Park Avenue, 33rd Floor, New York, New York 10152.

Biographical Information

The following is information concerning the business experience of our board of directors and executive officers. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Andrew Fentress.  Mr. Fentress serves on the Board of Directors of the Company and also is a Managing Partner of Medley and a Senior Portfolio Manager for the Medley Opportunity Funds. Prior to forming Medley, Mr. Fentress was a Partner with CN Opportunity Fund where he was a Portfolio Manager for the firm’s global investment fund. Prior to CN Opportunity Fund, Mr. Fentress was a Partner and Portfolio Manager at CQ Partners, a global investment fund. Mr. Fentress began his investment career with Morgan Stanley & Co. where his last role was a Principal in the Institutional Equity Division, where he managed a global trading business. Mr. Fentress received a B.A. from Boston College and an M.B.A. from the Kenan-Flagler School of Business at the University of North Carolina, Chapel Hill.

Brook Taube.  Mr. Taube is the CEO and the Chairman of the Board of Directors of the Company. Mr. Taube also is a Managing Partner with Medley, the Company’s external investment advisor. Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund where he was a Portfolio Manager for the firm’s global investment fund. Prior to CN Opportunity Fund, Mr. Taube co-founded T3 Group, a principal and advisory firm focused on distressed asset and credit investments. Prior to T3, Mr. Taube was a Partner with Griphon Capital Management. Mr. Taube began his career at Bankers Trust in 1992, where his last role was Vice President in Structured Finance and Capital Markets. Mr. Taube received a B.A. from Harvard University and currently serves as a Board member of the New Amsterdam Symphony Orchestra.

Seth Taube.  Mr. Taube serves on the Board of Directors of the Company and also is a Managing Partner of Medley, a Senior Portfolio Manager of the Medley Opportunity Funds. Prior to forming Medley Mr. Taube was a Partner with CN Opportunity Fund where he was a Portfolio Manager for the firm’s global investment fund. Prior to CN Opportunity Fund, Mr. Taube co-founded T3 Group, a principal and advisory firm focused on distressed asset and credit investments. Prior to T3, Mr. Taube worked with Griphon Capital Management, serving as Managing Director of the firm’s private investment activities. Prior to Griphon, Mr. Taube was a Vice President with Tiger Management, and held positions with Morgan Stanley & Co. in the Investment Banking and Institutional Equity Divisions. Mr. Taube received a B.A. from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an M.B.A. from the Wharton School at the University of Pennsylvania.

Independent Directors

Arthur S Ainsberg.  From August 2009 to June 2011, Mr. Ainsberg served as Chief Operating Officer of Lehman Brothers Inc. in liquidation. Previously Mr. Ainsberg was an Independent Research Consultant for Morgan Stanley & Co. from December 2003 to July 2009 and was responsible for selecting and monitoring the providers of independent research for the clients of Morgan Stanley. Mr. Ainsberg served as Chief Operating Officer at two investment partnerships, Brahman Capital Corp. from 1996 to 2000 and Bessent Capital Corp. during 2001. He served as Chairman of the New York State Board for Public Accountancy from 1999 to 2000. He has been a Director of National Financial Partners Corp. since September 2003. Mr. Ainsberg has been Director of Nomura Securities Inc. since 1996 and Medley Capital Corporation since November 21, 2011. Mr. Arthur S. Ainsberg has extensive experience in the financial services industry and a deep understanding of public and financial accounting matters for financial services companies. He also brings to the Board of Directors a valuable perspective from his experience as a board member of a large U.S. broker-dealer.

Louis Burnett.  Mr. Burnett has served as founder and managing partner of Burnett Partners LLC, a consulting firm since 2007. From 1992 to 2007, Mr. Burnett served as co-founder and managing partner of Secura Burnett Company, an international executive search firm specializing in financial services. In addition, Mr. Burnett is a founding partner of Korfmann Burnett AG and serves on the board.

Richard A Dorfman.  Mr. Dorfman has extensive experience in the financial services industry and a deep understanding of state, federal, global regulatory and compliance issues. From 1984 through 1997 Mr. Dorfman was a Managing Director of Lehman Brothers, Inc., where he served as head of the business unit dealing with mortgage-backed securities, related investment products and the pertinent financial institutions. Thereafter, from 1997 through 2007, Mr. Dorfman was Head of Mortgages at ABN AMRO, Inc., a global banking company. Mr. Dorfman served as President and Chief Executive Officer of the Federal Home Loan Bank of Atlanta, the second largest Federal Home Loan Bank, from 2007 through 2010. Beginning in 2010 through the present Mr. Dorfman has served as a Managing Director of the Securities Industry and Financial Markets Association (SIFMA), a financial industry advocacy organization, as a Managing Director and Head of Securitization. Mr. Dorfman brings to the Board a valuable perspective. Mr. Dorfman was Managing Director of Securities Industry and Financial Markets Association (SIFMA); and President and CEO of Federal Home Loan Bank of Atlanta from 2007 – 2010, the second largest Federal Home Loan Bank.

Karin Hirtler-Garvey.  Ms. Hirtler-Garvey has extensive knowledge of financial reporting rules and regulations, evaluating financial results and generally overseeing the financial reporting process of a public company. Most recently, Ms. Hirtler-Garvey was the Chief Risk Executive for Ally Financial Services (formerly GMAC), from May 2009 until December 2011. From March 2005 to December 2008, Ms. Hirtler-Garvey was a principal in a start-up real estate development venture. Prior to that, Ms. Hirtler-Garvey was Chief Operating Officer, Global Markets for Bank of America (formerly NationsBank). Prior to becoming Chief Operating Officer, Ms. Hirtler-Garvey held the position of President of Trust and Credit Banking Products. From June 2001 to March 2004, Ms. Hirtler-Garvey held the position of Chief Financial Officer/Chief Operating Officer for the wealth and investment management division. Ms. Hirtler-Garvey has been a member of the board of Aéropostale, Inc. since August 2005. Ms. Hirtler-Garvey has been a member of our board of directors since inception. Ms. Hirtler-Garvey has extensive experience in finance, accounting, risk management and provides valuable insight to the board of directors on regulatory, finance, accounting and risk management issues. In addition, her tenure in the financial services industry and service as a director of both public and private companies provide industry-specific knowledge and expertise to the board of directors.

John E. Mack has over 30 years of international banking, financial business management and mergers and acquisitions experience. From November 2002 through September 2005, Mr. Mack served as Senior Managing Executive Officer and Chief Financial Officer of Shinsei Bank, Limited of Tokyo, Japan. Prior to joining Shinsei Bank and for more than twenty-five years, Mr. Mack served in senior management positions at Bank of America and its predecessor companies, including twelve years as Corporate Treasurer. Mr. Mack has served in senior management positions at large financial institutions and has extensive experience in finance, accounting and regulatory issues. In addition, his tenure in the financial services industry and service as a director of both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Executive Officers Who are not Directors

Richard T. Allorto Jr.  Mr. Allorto is the Chief Financial Officer, Chief Compliance Officer, and Secretary of the Company. Mr. Allorto also is the Chief Financial Officer and Chief Compliance Officer of Medley and is responsible for the financial operations of the various private funds managed by Medley. Prior to joining Medley, Mr. Allorto held various accounting and finance positions at GSC Group, Inc., a registered investment advisor, including, most recently as Chief Financial Officer of a publicly traded business development company that was externally managed by GSC Group. Prior to GSC Group, Mr. Allorto was an Audit Supervisor at Arthur Andersen. Mr. Allorto received a B.S. in Accounting from Seton Hall University and is a licensed CPA.

Director Independence

In accordance with rules of the New York Stock Exchange (“NYSE”), our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors, the Chairman of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

In order to evaluate the materiality of any such relationship, the board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that business development companies, or BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The board of directors has determined that each of the directors and nominees is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Brook Taube, Seth Taube and Andrew Fentress. Messrs. Brook Taube, Seth Taube and Andrew Fentress are interested persons of the Company due to their positions as members of management.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to the business and affairs of Medley Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Medley Capital. Among other things, our board of directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under Medley Capital’s bylaws, our board of directors may designate a Chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the board of directors. We do not have a fixed policy as to whether the Chairman of the board of directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Medley Capital and its stockholders at such times.

Presently, Mr. Brook Taube serves as the Chairman of our board of directors. Mr. Brook Taube is an “interested person” of Medley Capital as defined in Section 2(a)(19) of the 1940 Act because he is Chief Executive Officer of Medley Capital, serves on the Investment Committee of our investment adviser and is the Managing Member of our investment adviser. We believe that Mr. Taube’s history with Medley, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our board of directors. We believe that Medley Capital is best served through this existing leadership structure, as Mr. Taube’s relationship with Medley Capital’s investment adviser provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Medley Capital’s needs.

Board of Directors’ Role In Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing Medley Capital’s accounting and financial reporting processes, Medley Capital’s systems of internal controls regarding finance and accounting, and audits of Medley Capital’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Every quarter, the board of directors reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of Medley Capital and its service providers. The Chief Compliance Officer’s quarterly report addresses the following: (a) the operation of the compliance policies and procedures of Medley Capital and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s quarterly review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our board of directors role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet Medley Capital’s needs.

Committees of the Board of Directors

Our board of directors has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. During the fiscal year ended September 30, 2011, our board of directors held five board meetings, two Audit Committee meetings, and one Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee.  The Audit Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.medleycapitalcorp.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s annual financial statements and periodic filings and receiving the Company’s audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Messrs. John E. Mack and Arthur S. Ainsberg and Ms. Karin Hirtler-Garvey. All of them are considered independent under the rules of the NYSE corporate governance listing standards and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Mack serves as Chairman of the Audit Committee. Our board of directors has determined that Mr. Mack is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Mack meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.medleycapitalcorp.com. The members of the Nominating and Corporate Governance Committee are Messrs. Arthur Ainsberg and John Mack and Ms. Karin Hirtler-Garvey. All members of the Nominating and Corporate Governance Committee are considered independent under the rules of the NYSE and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Ainsberg serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of the Company;
•	are able to work with the other members of the board of directors and contribute to the success of the Company;
•	can represent the long-term interests of the Company’s stockholders as a whole; and
•	are selected such that with the other members of the board of directors represent a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves the needs of Medley Capital and the interest of its shareholders.

Compensation Committee.  The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.medleycapitalcorp.com. The Compensation Committee is responsible for reviewing and approving the reimbursement by the Company of the compensation of the Company’s Chief Financial Officer and his staff, and the staff of the Company’s Chief Compliance Officer. The current members of the Compensation Committee are Ms. Karin Hirtler-Garvey and Mr. John E. Mack, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Ms. Karin Hirtler-Garvey serves as the Chairman of the Compensation Committee. As discussed below, none of our executive officers are compensated by the Company. The Compensation Committee met zero times during the 2011 fiscal year.

Code of Ethics

The Company has adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and access person (as defined within the Company’s Code of Ethics) of the Company. The Company’s Code of Ethics can be accessed via our website at http://www.medleycapitalcorp.com. The Company intends to disclose any amendments to or waivers from any required provision of the Code of Ethics on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended September 30, 2011.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
Interested Directors
Andrew Fentress	—	—	—	—
Brook Taube	—	—	—	—
Seth Taube
Independent Directors
Arthur S. Ainsberg	—	—	—	—
Louis Burnett	$89,347	—	—	$89,347
Karin Hirtler-Garvey	$92,890	—	—	$92,890
John E. Mack	$102,983	—	—	$102,983

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors. However, our independent directors have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of our common stock issued at a price per share equal to the greater of our then current net asset value per share or the market price at the time of payment. No shares were issued to any of our independent directors in lieu of cash during 2011.

As compensation for serving on our board of directors, each independent director receives an annual fee of $35,000. Independent directors also receive $7,500 ($1,500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $2,500 ($1,500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $25,000 and each chairperson of any other committee receives an annual fee of $10,000 and other members of the Audit Committee and any other standing committee receive an annual fee of $12,500 and $6,000, respectively, for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Our independent directors also have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of our common stock issued at a price per share equal to the greater of our then current net asset value per share or the market price at the time of payment. No shares were issued to any of our independent directors in lieu of cash during 2011. In addition, no compensation was paid to directors who are “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of our Chief Financial Officer and Chief Compliance Officer is paid by our administrator, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by him or her to us.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that Medley Capital shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

We have entered into an Investment Management Agreement with MCC Advisors, our investment adviser. Mr. Brook Taube, our Chairman and Chief Executive Officer, is a Managing Partner of, and has financial and controlling interests in, MCC Advisors. In addition, Messrs. Seth Taube and Andrew Fentress, members of our board of directors, serve as Managing Partners, and Mr. Richard T. Allorto, Jr., our Chief Financial Officer, serves as Chief Financial Officer, for MCC Advisors. Messrs. Seth Taube and Andrew Fentress also have financial interests in MCC Advisors.

MCC Advisors and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours, which may include investing in senior secured loans, including first lien, unitranche and second lien debt instruments. In addition, Messrs. Brook Taube, Seth Taube, Andrew Fentress and Richard T. Allorto, Jr. serve in similar capacities as officers or directors of MCC Advisors. MCC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of its affiliated funds. In such event, depending on the availability of such investment and other appropriate factors, MCC Advisors or its affiliates may determine that we should co-invest with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the allocation procedures of MCC Advisors.

We have entered into a License Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley.” In addition, pursuant to the terms of an Administration Agreement, MCC Advisors provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of January 20, 2012, the beneficial ownership of:

•	each current director, the nominees for director, and the Company’s executive officers,
•	each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and
•	the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o Medley Capital Corporation, 375 Park Avenue, 33rd Floor, New York, New York 10152.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Medley Opportunity Fund LTD
c/o Ogier Fiduciary Services (Cayman) Limited
89 Nexus Way
Camana Bay
Grand Cayman KY1-9007
Cayman Islands	4,776,658	27.6%
Interested Directors
Andrew Fentress(3)	138,000*
Brook Taube(3)	140,000*
Seth Taube(3)	145,000*
Independent Directors
Arthur S. Ainsberg	—	—
Louis Burnett	—	—
Richard A. Dorfman	—	—
Karin Hirtler-Garvey	3,000*
John E. Mack	—	—
Executive Officers
Richard T. Allorto, Jr.	5,000*
All executive officers and directors as a group (8 persons)	431,000	2.49%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.
(2)	Based on a total of 17,320,468 shares of the Company’s common stock issued and outstanding on January 20, 2012.

(3)	Attributes beneficial ownership of 125,000 shares of common stock owned by affiliates of MCC Advisors to Andrew Fentress, Brook Taube and Seth Taube, who exercise dispositive power with respect to such shares.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of January 20, 2012. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Andrew Fentress	$1,000,000 or over $1,000,000
Brook Taube	$1,000,000 or over $1,000,000
Seth Taube	$1,000,000 or over $1,000,000
Independent Directors
Arthur S. Ainsberg	none
Louis Burnett	none
Richard A. Dorfman	none
Karin Hirtler-Garvey	$10,001 – $50,000
John E. Mack	none

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,000 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $11.13 on January 20, 2012 on the New York Stock Exchange. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

SELLING STOCKHOLDERS

This prospectus also relates to 5,352,594 shares being offered for resale on behalf of the stockholders identified below. The stockholders acquired the shares from us in connection with our formation transactions and conversion to a Delaware corporation prior to our IPO. We are registering the shares to permit the stockholders and their pledgees, donees, transferees and other successors-in-interest that receive their shares from a stockholder as a gift, partnership distribution or other non-sale related transfer after the date of this prospectus to resell the shares when and as they deem appropriate. The following table sets forth:

•	the name of the stockholders;
•	the number and percent of shares of our common stock that the stockholders beneficially owned prior to the offering for resale of the shares under this prospectus;
•	the number of shares of our common stock that may be offered for resale for the account of the stockholders under this prospectus; and
•	the number and percent of shares of our common stock to be beneficially owned by the stockholders after the offering of the resale shares (assuming all of the offered resale shares are sold by the stockholders).

The number of shares in the column “Number of Shares Being Offered” represents all of the shares that each stockholder may offer under this prospectus. We do not know how long the stockholders will hold the shares before selling them or how many shares they will sell and we currently have no agreements, arrangements or understandings with any of the stockholders regarding the sale of any of the resale shares. The shares offered by this prospectus may be offered from time to time by the stockholders listed below.

This table is prepared solely based on information supplied to us by the listed stockholders and any public documents filed with the SEC, and assumes the sale of all of the resale shares. The applicable percentages of beneficial ownership are based on an aggregate of 17,320,468 shares of our common stock issued and outstanding on January 20, 2012, adjusted as may be required by rules promulgated by the SEC.

	Shares Beneficially Owned Prior to Offering		Number of Shares Being Offered	Shares Beneficially Owned After Offering
Stockholders	Number	Percent		Number	Percent
Medley Opportunity Fund LP(1) 375 Park Avenue, 33rd Floor New York, New York 10152	575,936	3.3%	575,936	—	—
Medley Opportunity Fund LTD c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay Grand Cayman KY1-9007 Cayman Islands	4,776,658	27.6%	4,776,658	—	—

(1)	Brook Taube, Seth Taube and Andrew Fentress, 375 Park Avenue, 33rd Floor, New York, NY 10152, exercise dispositive power with respect to the shares of common stock held by the fund.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with senior management;
•	investments for which market quotations are not readily available will be valued by independent valuation firms, one third per quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the annual review of all of the investments by independent valuation firms;

In addition, all our investments are subject to the following valuation process:

•	review management’s preliminary valuations and their own independent assessment;
•	the audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and
•	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

In September 2006, the Financial Accounting Standards Board, (the “FASB”), issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). In conjunction with Accounting Standards Codification (“ASC”) 105 issued by the FASB in June 2009, FAS 157 has been codified in ASC 820, “Fair Value Measurement and Disclosures” (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles in the United Sates, or GAAP, and expands disclosures about fair value measurements.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls will be determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Determinations in Connection with Offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the NAV of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the NAV of our common stock most recently disclosed by us and our management’s assessment of any material change in the NAV of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the NAV of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, MCC Advisors will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. MCC Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While MCC Advisors generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, MCC Advisors may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if MCC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock which is based on the provisions of the Code and the Treasury regulations in effect as they directly govern our federal income tax treatment and the federal income taxation of our stockholders. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common shares in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion assumes that the stockholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. This summary also does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. No ruling has been or will be sought from the Internal Revenue Service, which we refer to as the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their own tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, units or warrants representing rights to purchase shares of our common stock, preferred stock, debt securities or units. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the U.S., (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. stockholders should refer to “Non-U.S. Stockholders” below and are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Taxation of the Company

Election to Be Taxed as a RIC

As a BDC, we intend to elect and to qualify to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Distribution Requirement”). Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such a waiver.

Taxation as a RIC

If we qualify as a RIC and satisfy the Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed to our stockholders.

We will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if we do not distribute an amount at least equal to the sum of (1) 98% of our ordinary income in any calendar year, (2) 98.2% of our capital gain net income for each one-year period ending on October 31, and (3) any income realized, but not distributed, in preceding years. While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the four percent federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
º	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
º	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirement or the excise tax requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If, in any particular taxable year, we do not satisfy the Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% Income Test described above), all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (2) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (3) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (4) cause us to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (6) adversely alter the characterization of certain complex financial transactions and (7) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification as a RIC.

Investments we make in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we will generally be required to accrue daily as income a portion of the discount and to distribute such income each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. In that case, our yield on those securities would be decreased. We do not expect to satisfy the requirements necessary to pass through to our stockholders their share of the foreign taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. See “— Taxation of the Company” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions we pay to you from our net ordinary income or from an excess of realized net short-term capital gains over realized net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of realized net long-term capital gains over realized net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The current maximum U.S. federal tax rate on long-term capital gains of individuals is generally 15 percent through 2012 (5 percent for individuals in lower brackets). For non-corporate taxpayers, ordinary income dividends will currently be taxed at a maximum rate of 35 percent, while capital gain dividends generally will be currently taxed at a maximum U.S. federal income tax rate of 15 percent. For corporate taxpayers, both ordinary income dividends and capital gain dividends are currently taxed at a maximum U.S. federal income tax rate of 35 percent. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Present law also taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years, subject to certain limitations, as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gains and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

As a RIC, we will be subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A stockholder will generally recognize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Backup Withholding.  We are required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate stockholders who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Reportable Transactions Reporting.  If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a holder that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.

Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Under a provision that expired for taxable years beginning after December 31, 2012, properly designated dividends received by a non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). If such provision is renewed by the U.S. Congress, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. As discussed above, this exemption from withholding for interest-related and short term capital gain dividends is set to expire for tax years beginning after December 31, 2012. It is unclear whether such exemption will be renewed and, even if renewed, it may again be subject to expiration.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder or, in the case of an individual, such individual is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

Backup Withholding.  A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Foreign Account Tax Compliance Act

Legislation was enacted on March 18, 2010 that will impose a 30% U.S. withholding tax on dividends paid by U.S. issuers to a foreign financial institution after December 31, 2013 and on the gross proceeds from the disposition of stock paid to a foreign financial institution after December 31, 2014, unless such institution enters into an agreement with the U.S. Treasury Department (“Treasury”) to collect and provide to Treasury substantial information regarding U.S. account holders, including certain account holders that are foreign entities with U.S. owners, with such institution. The legislation also generally imposes a withholding tax of 30% on dividends paid by U.S. issuers and on the gross proceeds from the disposition of stock paid to a non-financial foreign entity unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct and indirect substantial U.S. owners of the entity. Under certain circumstances, a holder may be eligible for refunds or credits of such taxes. Investors are urged to consult with their own tax advisors regarding the possible implications of this recently enacted legislation on their investment in shares of our common stock.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our Annual Stockholders Meeting to be held on February 17, 2012, subject to certain determinations required to be made by our board of directors, we are asking our stockholders to authorize the Company, with the approval of our board of directors, to sell shares of our common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the proxy statement for the Annual Stockholders Meeting (including, without limitation, provided that the number of shares issued in such offerings does not exceed 25% of the Company’s then outstanding common stock, at a price below, but no more than 20% below, its then current net asset value) (the “Stockholder Proposal”). Any such issuance of shares of our common stock below net asset value will be dilutive to the net asset value of our common stock. If approved, the authorization would be effective for securities sold during a period beginning on the date of such stockholder approval and expiring on the earlier of the anniversary of the date of the 2012 Annual Meeting or the date of our 2013 Annual Meeting of Stockholders, which is expected to be held in February 2013. We expect to include similar proposals in each of our annual meetings of stockholders.

The following discussion assumes that the Stockholder Proposal is approved.

In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will need to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors will have to (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

Any offering of common stock below its net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders’ best interests, our board of directors will consider a variety of factors including:

•	the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;
•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;
•	the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	whether the estimated offering price would closely approximate the market value of shares of our common stock;
•	the potential market impact of being able to raise capital during the current financial market difficulties;
•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;
•	the anticipated rate of return on and quality, type and availability of investments; and
•	the leverage available to us.

Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at a premium to net asset value per share.

Pursuant to the Stockholder Proposal, as discussed above, we cannot issue shares in offerings below NAV in excess of 25% of our then outstanding common stock, which limits the amount of dilution to stockholders. In addition to that limitation, we will not sell shares of our common stock under this prospectus and any accompanying prospectus supplement if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This 15% limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage arrived at from each offering. For example, without giving effect to the 25% cap contained in the Stockholder Proposal, for purposes of illustration, if our most recently determined NAV per share at the time of the first offering pursuant to this registration statement is $10.00 and we have 110.0 million shares of common stock outstanding, sale of 10 million shares of common stock at net proceeds to us of $5.00 per share (an approximately 50% discount for this example) would produce dilution of approximately 4%. If we subsequently determined that our NAV per share went back to $10.00 on the then 120 million shares of common stock that were outstanding post offering and we then made an additional offering pursuant to the registration statement, we could, for example, sell approximately an additional approximate 33 million shares of common stock at net proceeds to us of $5.00 per share, which would produce dilution of approximately 11%, before we would reach the aggregate 15% limit under this registration statement. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risks — Risks Relating to an Investment in Our Securities — The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.”

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;
•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our current stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, all within the ranges provided in the Stockholder Proposal, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to the Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%
Total Investment by Stockholder A(1)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A(2)	—	$(200)	—	$(900)	—	$(3,300)	—
Per Share Amounts
NAV per Share held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share held by Stockholder A(3)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share held by Stockholder A(4)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A(5)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%

(1)	Assumed to be $10.00 per Share.
(2)	Represents total NAV less total investment.
(3)	Assumed to be $10.00 per Share on Shares held prior to sale.
(4)	Represents NAV per Share less Investment per Share.
(5)	Represents Dilution per Share divided by Investment per Share.

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 0.2 million shares) rather than its 1% proportionate share and (b) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 0.2 million shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.42		$8.42
Net Proceeds per Share to Issuer		$8.00		$8.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	1,000,000	1,200,000	20%	1,200,000	20%
Net Asset Value per Share	$10.00	9.67	-3.30%	9.67	-3.30%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.00%	0.92%	-8.33%	1.08%	8.33%
Total Net Asset Value Held by Stockholder A	$100,000	$106,370	6.37%	$125,710	25.71%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)		$108,420		$125,260
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(2,050)		$450
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$10.00	$9.86	-1.44%	$9.64	-3.65%
Net Asset Value per Share Held by Stockholder A		9.67		9.67
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.19)		$0.03
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			-1.89%		0.36%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the Company, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the Company being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.00		$9.47		$8.42
Net Proceeds per Share to Issuer		$9.50		$9.00		$8.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	1,000,000	1,050,000	5%	1,100,000	10%	1,200,000	20%
Net Asset Value per Share	10.00	9.98	-0.20%	9.91	-0.90%	9.67	-3.30%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	500		1,000		2,000
Percentage Held by Investor A	0%	0.05%		0.09%		0.17%
Total Net Asset Value Held by Investor A	$—	$4,990		$9,910		$19,340
Total Investment by Investor A (At Price to Public)		$5,000		$9,470		$16,840
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)		$(10)		$440		$2,500
Investment per Share Held by Investor A	$—	$10.00		$9.47		$8.42
Net Asset Value per Share Held by Investor A		$9.98		$9.91		$9.67
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.02)		$0.44		$1.25
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			-0.20%		4.65%		14.85%

ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR OR
CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

At our 2012 Annual Meeting, we have also asked our stockholders to authorize us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the market value per share of our common stock. Such authorization would have no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

In order to sell or issue warrants or securities to subscribe for or convertible into shares of our common stock, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

DIVIDEND REINVESTMENT PLAN

We have an “opt out” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock, rather than receiving cash dividends.

No action is required on the part of a stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the transfer agent and plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use only newly issued shares to implement the plan if our common stock is trading at or above NAV. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (i) NAV per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market (in which case there would be no discount available to stockholders) if (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined NAV per share; or (2) we advise the plan administrator that since such NAV was last determined, we have become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator shall be allocated to each stockholder participating based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the applicable distribution.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at (888) 777-0324.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 17,320,468 shares were outstanding as of January 20, 2012, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are outstanding as of the date hereof.

Common Stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware Law and Certain Charter and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions (including an exception for our Adviser and certain of its affiliates), an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and
•	subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws.

Limitations of Liability and Indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-Takeover Provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. One of these provisions is that our board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Solar Capital and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC prior to the commencement of any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof for registered securities or $500 for bearer securities);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interests;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,
•	whether it imposes fees or charges,
•	how it would handle a request for the holders’ consent, if ever required,
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.
•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.
•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.
•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.
•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•	An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.
•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed (or additional securities issued) on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any cash amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.
•	We do not pay interest on a debt security of the series within 30 days of its due date.
•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date.
•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.
•	Any class of securities has an asset coverage of less than 100 per centum on the last business day of each twenty-four consecutive calendar months.
•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities, and (2) no other Events of Default are continuing.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.
•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.
•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.
•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.
•	We must deliver certain certificates and documents to the trustee.
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.
•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
•	Defeasance must not result in a breach of the indenture or any of our other material agreements.
•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
•	Defeasance must not result in a breach of the indenture or any of our other material agreements.
•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,
•	without interest coupons, and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness or subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR UNITS

As may be specified in a prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The applicable prospectus supplement will describe:

•	the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;
•	a description of the terms of any unit agreement governing the units;
•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and
•	whether the units will be issued in fully registered or global form.

The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $300,000,000 of our common stock, preferred stock, debt securities, units or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In addition, this prospectus relates to 5,352,594 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders”. The issuance of any equity or debt securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.

Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate compensation to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement.

In connection with an offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Shorts sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from the Company in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of the Company’s stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the New York Stock Exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank National Association provides custodian services to us pursuant to a custodian services agreement. The principal business address of U.S. Bank National Association is One Federal Street, Boston, Massachusetts 02110. American Stock Transfer & Trust Company provides transfer agency and distribution paying agency services to us under a transfer agency agreement and a distribution paying agent agreement, respectively. The address of American Stock Transfer & Trust Company is 59 Maiden Lane, New York, New York, 10038.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Morrison & Foerster LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, our independent registered public accounting firm, have audited our financial statements for the year ended September 30, 2011 and the period from April 23, 2010 (inception date) to September 30, 2010, as set forth in their report. We have included our financial statements in this prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the securities we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us by mail at 375 Park Avenue, 33rd Floor, New York, NY 10152, by telephone at (212) 759-0777 or on our website at http://www.medleycapitalcorp.com.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statements of Assets and Liabilities as of September 30, 2011 and 2010	F-3
Consolidated Statements of Operations for the year ended September 30, 2011 and for the period from April 23, 2010 (date of inception) to September 30, 2010	F-4
Consolidated Statements of Changes in Net Assets for the year ended September 30, 2011 and for the period from April 23, 2010 (date of inception) to September 30, 2010	F-5
Consolidated Statements of Cash Flows for the year ended September 30, 2011 and for the period from April 23, 2010 (date of inception) to September 30, 2010	F-6
Consolidated Schedule of Investments as of September 30, 2011	F-7
Notes to Consolidated Financial Statements	F-9
Consolidated Statements of Assets and Liabilities as of December 31, 2011 (unaudited) and September 30, 2011	F-25
Consolidated Statements of Operations for the three months ended December 31, 2011 (unaudited)	F-26
Consolidated Statements of Changes in Net Assets for the three months ended December 31, 2011 (unaudited)	F-27
Consolidated Statements of Cash Flows for the three months ended December 31, 2011 (unaudited)	F-28
Consolidated Schedule of Investments as of December 31, 2011 (unaudited)	F-29
Notes to Consolidated Financial Statements (unaudited)	F-34

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Medley Capital Corporation

We have audited the accompanying consolidated statements of asset and liabilities of Medley Capital Corporation (the “Company”), as of September 30, 2011 and 2010, including the consolidated schedule of investments as of September 30, 2011, and the related consolidated statements of operations, changes in net assets and cash flows, for the year ended September 30, 2011 and the period from April 23, 2010 (inception) through September 30, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and management of the portfolio companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Medley Capital Corporation at September 30, 2011 and 2010, the consolidated results of its operations, the changes in its net assets and its cash flows for year ended September 30, 2011 and the period from April 23, 2010 (inception) through September 30, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, NY
December 14, 2011

Medley Capital Corporation

Consolidated Statements of Assets and Liabilities

	As of
	September 30, 2011	September 30, 2010
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $153,268,701 and $0, respectively)	$153,385,565	$—
Affiliated investments (amortized cost of $46,087,374 and $0, respectively)	45,820,982	—
Total investments at fair value	199,206,547	—
Cash and cash equivalents	17,201,643	15,190
Interest receivable	1,679,738	—
Deferred credit facility financing costs, net	1,259,382	—
Other assets	782,006	—
Deferred offering costs	—	49,760
Total assets	$220,129,316	$64,950
LIABILITIES
Management and incentive fees payable, net	$1,483,751	$—
Accounts payable and accrued expenses	626,261	—
Administrator expenses payable	346,293	—
Deferred revenue	18,648	—
Interest and credit facility fees payable	1,667	—
Accrued organizational costs	—	92,000
Contributed loan	—	50,000
Deferred offering costs payable	—	15,000
Total liabilities	$2,476,620	$157,000
NET ASSETS
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 17,320,468 and 0 common shares issued and outstanding, respectively	$17,320	$—
Capital in excess of par value	214,509,815	—
Accumulated undistributed net investment income (loss)	3,220,089	(92,050)
Accumulated net realized gain from investments	55,000	—
Net unrealized depreciation on investments	(149,528)	—
Total net assets	217,652,696	(92,050)
Total liabilities and net assets	$220,129,316	$64,950
NET ASSET VALUE PER SHARE	$12.57	n/a

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statements of Operations

	For the year ended September 30, 2011	For the Period from April 23, 2010 (Date of Inception) to September 30, 2010
INVESTMENT INCOME
Interest from investments
Non-controlled/Non-affiliated investments	$8,517,020	$—
Affiliated investments	4,217,333	—
Total interest income	12,734,353	—
Interest from cash and cash equivalents	69,763	—
Other fee income	1,764,738	20
Total investment income	14,568,854	20
EXPENSES
Base management fees	2,678,806	—
Incentive fees	713,745	—
Administrator expenses	866,055	—
Professional fees	628,209	—
Interest and credit facility financing expenses	163,072	—
Directors fees	448,871	—
Insurance	287,326	—
General and administrative	130,570	—
Organizational expense	92,226	92,070
Expenses before management fee waiver	6,008,880	92,070
Management fee waiver (See Note 6)	(1,068,688)	—
Total expenses net of management fee waiver	4,940,192	92,070
NET INVESTMENT INCOME	9,628,662	(92,050)
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investments	55,000	—
Net unrealized depreciation on investments	(149,528)	—
Net loss on investments	(94,528)	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,534,134	$(92,050)
WEIGHTED AVERAGE – BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.55	n/a
WEIGHTED AVERAGE – BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.56	n/a
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED (SEE NOTE 9)	17,258,215	n/a
DIVIDENDS DECLARED PER COMMON SHARE	$0.37	n/a

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statement of Changes in Net Assets

	For the year ended September 30, 2011	For the Period from April 23, 2010 (Date of Inception) to September 30, 2010
INCREASE FROM OPERATIONS:
Net investment income	$9,628,662	$(92,050)
Net realized gain from investments	55,000	—
Net unrealized depreciation on investments	(149,528)	—
Net increase in net assets from operations	9,534,134	(92,050)
SHAREHOLDER DISTRIBUTIONS:
Distributions declared ($0.37 per share)	(6,408,573)	—
Net decrease in net assets from shareholder distributions	(6,408,573)	—
CAPITAL SHARE TRANSACTIONS:
Issuance of common stock, net of underwriting costs	216,051,889	—
Offering costs	(1,432,704)	—
Net increase in net assets from capital share transactions	214,619,185	—
Total increase in net assets	217,744,746	(92,050)
Net assets at beginning of year/period	(92,050)	—
Net assets at end of year/period	$217,652,696	$(92,050)
Net asset value per common share	$12.57	n/a
Common shares outstanding at end of year/period	17,320,468	n/a

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statement of Cash Flows

	For the year ended September 30, 2011	For the Period from April 23, 2010 (Date of Inception) to September 30, 2010
Cash flows from operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,534,134	$(92,050)
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
Paid-in-kind interest income	(1,727,763)	—
Net amortization of premium on investments	121,115	—
Amortization of deferred credit facility financing costs	66,405	—
Net realized gain from investments	(55,000)	—
Net unrealized depreciation on investments	149,528	—
Proceeds from sale and redemption of investments	2,055,000	—
Purchase of investments	(114,798,931)	—
(Increase) decrease in operating assets:
Interest receivable	(1,679,738)	—
Other assets	(782,006)	—
Deferred offering cost	—	(49,760)
Increase (decrease) in operating liabilities:
Accounts payable and accrued expenses	626,261	—
Management and incentive fees payable, net	1,483,751	—
Administrator expenses payable	346,293	—
Interest and credit facility fees payable	1,667	—
Deferred revenue	18,648	—
Accrued organizational costs	(92,000)	92,000
Deferred offering cost payable	—	15,000
NET CASH USED BY OPERATING ACTIVITIES	(104,732,636)	(34,810)
Cash flows from financing activities
Proceeds (repayment) of contributed loan	(50,000)	50,000
Proceeds from issuance of common stock, net of underwriting costs	131,101,393	—
Offering cost paid	(1,397,944)	—
Credit facility financing cost paid	(1,325,787)	—
Payments of cash dividends	(6,408,573)	—
NET CASH PROVIDED BY FINANCING ACTIVITIES	121,919,089	50,000
NET INCREASE IN CASH AND CASH EQUIVALENTS	17,186,453	15,190
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR/PERIOD	15,190	—
CASH AND CASH EQUIVALENTS, END OF YEAR/PERIOD	$17,201,643	$15,190
Supplemental Information:
Interest paid during the year/period	$95,000	n/a
Supplemental non-cash information
Paid-in-kind interest income	$1,727,763	n/a
Net amortization of premium on investments	$(121,115)	n/a
Issuance of 5,759,356 shares of common stock in connection with the formation transaction (See Note 1)	$84,950,496	n/a

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments
September 30, 2011

Company(1)	Industry	Interest	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)	LTV(5) (unaudited)
Non-controlled/ Non-affiliated Investments – 70.5%(3)
Senior Secured First Lien Term Loans
Water Capital USA, Inc.	Financial – Leasing	14.00% (7.00% Cash, 7.00% PIK)	1/3/2013	$22,227,926	$22,227,926	$22,227,926	10.2%	68.9%
Flexera Software LLC	Computer Programming Services	7.50% (LIBOR + 6.25%, 1.25% LIBOR Floor)	9/30/2017	4,000,000	4,000,000	3,840,000	1.8%	44.7%
Geneva Wood Fuels LLC(4)	Energy	15.50% (LIBOR + 13.00%, 2.50% LIBOR Floor)	12/31/2012	7,500,000	7,500,000	7,424,659	3.4%	64.2%
Velum Global Credit Management LLC	Consumer Financial	15.00%	3/31/2014	15,000,000	15,247,083	15,247,083	7.0%	23.7%
Cymax Stores, Inc.	Home Furniture and Furnishings	13.75% (9.75% Cash, 4.00% PIK until 1/31/12, 13.75% Cash thereafter)	8/1/2015	6,040,736	6,040,736	6,040,736	2.8%	11.6%
BayDelta Maritime LLC (term loan)	Towing & Tugboat Services	13.75% (11.25% Cash, 2.50% Deferred)	6/30/2016	6,669,293	6,524,429	6,524,429	3.0%	54.2%
BayDelta Maritime LLC (fee note)(7)	Towing & Tugboat Services	14.88%(7)	6/30/2016	250,000	129,240	129,240	0.1%	54.2%
Total Senior Secured First Lien Term Loans				$61,687,955	$61,669,414	$61,434,073
Senior Secured Second Lien Term Loans
Aurora Flight Sciences Corporation	Aerospace & Defense	13.25% (11.25% Cash, 2.00% PIK)	3/16/2014	$15,179,244	$15,179,244	$15,179,244	7.0%	36.9%
Flexera Software LLC	Computer Programming Services	11.00% (LIBOR + 9.75%, 1.25% LIBOR Floor)	9/30/2018	6,000,000	6,000,000	5,520,000	2.5%	64.2%
United Road Towing Inc.	Wrecker Service	13.50% (11.50% Cash, 2.00% PIK)	10/21/2016	15,136,339	15,136,339	15,136,339	7.0%	67.1%
Sequel Youth and Family Services LLC	Health Services	14.00%	12/23/2014	10,500,000	10,500,000	10,500,000	4.8%	52.3%
Insight Pharmaceuticals LLC	Pharmaceutical Preparations	13.25% (LIBOR + 11.75%, 1.50% LIBOR Floor)	8/25/2017	10,000,000	10,000,000	10,000,000	4.6%	65.5%
United Restaurant Group L.P.	Restaurant & Retail	15.22% (LIBOR + 11.50% Cash, 3.50% PIK)	12/31/2016	10,090,689	10,090,689	10,090,689	4.6%	63.2%
YRCW Receivables LLC	Trucking	11.25% (LIBOR + 9.75%, 1.50% LIBOR Floor)	9/30/2014	7,000,000	6,945,754	6,945,754	3.2%	68.7%
Gundle/SLT Environmental, Inc.	Unsupported Plastics Film and Sheet	13.00% (LIBOR + 9.50% Cash, 1.50% LIBOR Floor, 2.00% PIK)	11/27/2016	6,042,352	6,049,109	6,042,352	2.8%	53.4%
Total Senior Secured Second Lien Term Loans				$79,948,624	$79,901,135	$79,414,378
Senior Secured Notes
Tempel Steel Company	Metal Stamping	12.00%	8/15/2016	$5,000,000	$4,902,114	$4,902,114	2.2%	61.2%
Sizzling Platter LLC	Restaurant & Retail	12.25%	4/15/2016	7,000,000	6,766,038	6,930,000	3.2%	56.1%
Total Senior Secured Notes				$12,000,000	$11,668,152	$11,832,114

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Interest	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)	LTV(5) (unaudited)
Equity/Warrants
Cymax Stores, Inc.	Home Furniture and Furnishings	40 Class B Common Units	8/1/2015	$—	$5,000	$680,000	0.3%	N/A
BayDelta Maritime LLC	Towing & Tugboat Service	Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	25,000	0.0%	N/A
Total Common Equity/Warrants				$—	$30,000	$705,000
Sub Total Non-controlled/Non-affiliated Investments				$153,636,579	$153,268,701	$153,385,565
Affiliated Investments – 21.0%(3)
Senior Secured First Lien Term Loans
Bennu Glass, Inc.(6)	Manufacturing – Consumer	15.00%	4/30/2013	$10,000,000	$10,157,220	$10,157,220	4.6%	29.8%
Allied Cash Holdings LLC(6)	Consumer Financial	15.00%	6/30/2013	20,000,000	20,085,903	20,000,000	9.2%	32.7%
Applied Natural Gas Fuels, Inc. (term loan A)(6)	Energy Refining	13.00%	3/24/2014	5,000,000	5,000,000	4,943,043	2.3%	37.8%
Applied Natural Gas Fuels, Inc. (term loan B)(6)	Energy Refining	10.00%	3/24/2014	10,844,251	10,844,251	10,720,719	4.9%	37.8%
Total Senior Secured First Lien Term Loans				$45,844,251	$46,087,374	$45,820,982
Sub Total Affiliated Investments				$45,844,251	$46,087,374	$45,820,982
Total Investments – 91.5%(3)				$199,480,830	$199,356,075	$199,206,547

(1)	All of our investments are denominated in USD.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Percentage is based on net assets of $217,652,696 as of September 30, 2011.
(4)	Investment is held via participation agreements with affiliated entities (See note 7).
(5)	Loan to value ratio (“LTV”) is the amount of total net debt in the portfolio company’s capital structure that is ahead of and through our loan divided by the enterprise value of the portfolio company.
(6)	As defined in the Investment Company Act of 1940, as amended, we are deemed to be an “Affiliated Person” of this portfolio company because we are under common control with such portfolio company.
(7)	BayDelta Maritime LLC fee note is a zero coupon note, due at the earlier of prepayment or maturity and 14.88% represents an effective interest rate.

See accompanying notes to consolidated financial statements.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 1. Organization

Medley Capital Corporation (the “Company”, “we” and “us”) is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. The Company intends to file an election and to qualify to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) commencing with our first taxable year as a corporation. We are externally managed and advised by our investment adviser, MCC Advisors LLC (“MCC Advisors”) pursuant to an investment management agreement.

Medley Capital BDC LLC (the “LLC”), a Delaware limited liability company, was formed on April 23, 2010. On January 18, 2011, the LLC, in accordance with Delaware law, converted into Medley Capital Corporation, a Delaware corporation and on January 20, 2011, the Company filed an election to be regulated as a BDC under the 1940 Act.

On January 20, 2011, the Company consummated its IPO, sold 11,111,112 shares of common stock at $12.00 per share and commenced its operations and investment activities. On February 24, 2011, an additional 450,000 shares of common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ over-allotment option. Net of underwriting fees and offering costs, the Company received total cash proceeds of approximately $129.6 million.

On January 20, 2011, the Company’s shares began trading on the New York Stock Exchange under the symbol “MCC.”

Prior to the consummation of our IPO, Medley Opportunity Fund LP (“MOF LP”), a Delaware limited partnership, and Medley Opportunity Fund, Ltd. (“MOF LTD”), a Cayman Islands exempted limited liability company, which are managed by an affiliate of MCC Advisors, transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC (“MOF I BDC”), a Delaware limited liability company in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests.

On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to the LLC in exchange for LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of the LLC. As a result of LLC’s conversion noted above, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share.

The Company’s investment objective is to generate current income and capital appreciation by lending directly to privately-held small and middle market companies to help these companies fund acquisitions, growth or refinancing. The portfolio will generally consist of senior secured first lien loans and senior secured second lien loans. In many of our investments, we will receive warrants or other equity participation features which we believe will increase the total investment returns.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 2. Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the accounts of the Company and its wholly-owned subsidiaries, MOF I BDC and Medley SBIC LP. We have applied to the Small Business Administration for a license for Medley SBIC LP to operate as a small business investment company under Section 301(c) of the Small Business Investment Company Act of 1958. All references made to the “Company,” “we,” and “us” herein include Medley Capital Corporation and its consolidated subsidiary, except as stated otherwise. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in a financial institution and, at times, such balance may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Organizational Expenses

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred.

Deferred Offering Costs

Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing incurred by the Company related to its initial public offering and were charged directly against capital upon completion of the IPO.

Deferred Credit Facility Financing Costs

Financing costs incurred in connection with our credit facilities are deferred and amortized using the straight line method over the life of the respective facility.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 2. Significant Accounting Policies  – (continued)

Origination, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Other fees are capitalized as deferred revenue and recorded into income over the respective period.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, we would be deemed to “control” a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. We refer to such investments in portfolio companies that we “control” as “Control Investments.” Under the 1940 Act, we would be deemed to be an “Affiliated Person” of a portfolio company if we own between 5% and 25% of the portfolio company’s outstanding voting securities or we are under common control with such portfolio company. We refer to such investments in Affiliated Persons as “Affiliated Investments.”

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 2. Significant Accounting Policies  – (continued)

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on information obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market discount yield, and interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. We may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	our quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with senior management; and
•	an independent valuation firm engaged by our board of directors reviews approximately one third of these preliminary valuations each quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the fiscal year end review of all the investments by independent valuation firms.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 2. Significant Accounting Policies  – (continued)

In addition, all of our investments are subject to the following valuation process:

•	review management’s preliminary valuations and their own independent assessment;
•	the audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and
•	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”), which amends ASC 820 and requires additional disclosure related to recurring and non-recurring fair value measurement in respect of transfers in and out of Level 1 and 2 and activity in Level 3 fair value measurements. The update also requires disclosure about inputs and valuation techniques for Level 2 and Level 3 measurements. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for disclosures related to activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010 and for interim periods within that fiscal year. The adoption of ASU 2010-06 by the Company did not have a material effect on its consolidated financial statements except for enhanced disclosure in the notes to its consolidated financial statements.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), which amends U.S. GAAP to conform it with fair value measurement and disclosure requirements in International Financial Reporting Standards. The amendments in ASU 2011-04 change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. We are currently evaluating the impact this accounting standards update will have on our financial statements. The amendments in ASU 2011-04 are to be applied prospectively and are effective during interim and annual periods beginning after December 15, 2011.

Federal Income Taxes

The Company intends to elect to be treated as a RIC under subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements. Once qualified as a RIC, the Company must timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calender year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 2. Significant Accounting Policies  – (continued)

current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI. For the year ended September 30, 2011, there was no tax expense.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount, the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended September 30, 2011, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of the loss carried over from the LLC as follows:

Year ended September 30, 2011
Capital in excess of par value	$(92,050)
Accumulated undistributed net investment income (loss)	$92,050
Accumulated net realized gain from investments	$—

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the year ended September 30, 2011 was as follows:

Year ended September 30, 2011
Ordinary income	$6,408,573
Distributions of long-term capital gains	—
Distributions on a tax basis	$6,408,573

For federal income tax purposes, the cost of investments owned at September 30, 2011 was approximately $197.7 million.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 2. Significant Accounting Policies  – (continued)

At September 30, 2011, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of certain fee income and organizational expenses, as follows:

As of September 30, 2011
Undistributed net investment income	$1,690,954
Accumulated capital gains	—
Other temporary differences	(87,615)
Unrealized appreciation (depreciation)	1,522,222
Components of distributable earnings at year end	$3,125,561

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. There were no material uncertain income tax positions at September 30, 2011. Although we file federal and state tax returns, our major tax jurisdiction is federal. The 2011 federal tax year for the Company remains subject to examination by the Internal Revenue Service.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

MCC Advisors has broad discretion in making investments for the Company. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially. MCC Advisors may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 3. Investments

The composition of our investments as of September 30, 2011 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands) (none at September 30, 2010):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$107,757	54.0%	$107,255	53.8%
Senior Secured Second Lien Term Loans	79,901	40.1	79,415	39.9
Senior Secured Notes	11,668	5.9	11,832	5.9
Equities/Warrants	30	0.0	705	0.4
Total	$199,356	100.0%	$199,207	100.0%

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2011 (dollars in thousands) (none at September 30, 2010):

	Investments at Fair Value	Percentage of Total Portfolio
Consumer Financial	$35,247	17.7%
Financial – Leasing	22,228	11.2
Restaurant & Retail	17,021	8.5
Energy Refining	15,664	7.9
Aerospace & Defense	15,179	7.6
Wrecker Service	15,136	7.6
Health Services	10,500	5.3
Manufacturing – Consumer	10,157	5.1
Pharmaceutical Preparations	10,000	5.0
Computer Programming Services	9,360	4.7
Energy	7,425	3.7
Trucking	6,946	3.5
Home Furniture and Furnishings	6,721	3.4
Towing & Tugboat Services	6,679	3.3
Unsupported Plastics Film and Sheet	6,042	3.0
Metal Stamping	4,902	2.5
Total	$199,207	100.0%

The Company invests in portfolio companies principally located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following table shows the portfolio composition by geographic location at fair value at September 30, 2011 (dollars in thousands) (none at September 30, 2010):

	Investments at Fair Value	Percentage of Total Portfolio
Midwest	$51,591	25.9%
West	45,994	23.1
Mid-Atlantic	35,270	17.7
Southeast	30,500	15.3
Southwest	21,706	10.9
Northeast	7,425	3.7
International	6,721	3.4
Total	$199,207	100.0%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.
•	Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2011 (dollars in thousands) (none at September 30, 2010):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$107,255	$107,255
Senior Secured Second Lien Term Loans	—	—	79,415	79,415
Senior Secured Notes	—	—	11,832	11,832
Equities/Warrants	—	—	705	705
Total	$—	$—	$199,207	$19,907

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 4. Fair Value Measurements  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended September 30, 2011 (dollars in thousands):

	Senior Secured First Lien Loans	Senior Secured Second Lien Loans	Senior Secured Notes	Equities/ Warrants	Total
Balance as of September 30, 2010	$—	$—	$—	$—	$—
Purchases and other adjustments to cost	107,757	79,902	13,668	30	201,357
Sales and redemptions	—	—	(2,055)	—	(2,055)
Net realized gains (losses) from investments	—	—	55	—	55
Net unrealized gains (losses) as of September 30, 2011	(502)	(487)	164	675	(150)
Balance as of September 30, 2011	$107,255	$79,415	$11,832	$705	$199,207

Net change in unrealized loss included in earnings related to investments still held at reporting date, September 30, 2011, was approximately $150,000.

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the year.

No significant transfers between levels have occurred during the year.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur.

Note 5. Borrowings

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On August 4, 2011, the Company closed a four-year senior secured revolving credit facility (“the Facility”) led by ING Capital LLC with initial commitments of $60 million and a feature that provides for expansion of the Facility up to $125 million, subject to customary conditions. The Facility will bear interest at the Company’s option of the Alternate Base Rate + 2.75% per annum or a rate of LIBOR + 3.75% per annum, with a 1% LIBOR floor. The Alternate Base Rate means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the federal funds effective rate for such day plus 0.5%, (c) LIBOR for a period of three months plus 1%, and (d) the ABR Floor of 2%. A significant percentage of our total assets have been pledged under the Facility to secure our obligations thereunder. The Facility contains commercially reasonable limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, weighted average life, currency denomination and collateral interests. The Facility also includes certain commercially reasonable requirements relating to portfolio performance, the violation of which could result in the limit of further advances and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder. As of September 30, 2011, $1.3 million of financing costs related to the Facility have been capitalized and are being amortized over the term of the Facility. For the year ended September 30, 2011, we recorded $0.1 million of

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 5. Borrowings  – (continued)

interest expense and $0.1 million of amortization of deferred financing costs related to the Facility. For the year ended September 30, 2011, we have not yet drawn from the Facility.

Note 6. Agreements

Investment Management Agreement

On January 19, 2011, the Company entered into an investment management agreement (the “Management Agreement”) with MCC Advisors, a registered investment advisor under the Investment Advisers Act of 1940, as amended. Pursuant to the Management Agreement, MCC Advisors implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. MCC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay MCC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 1.75% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. MCC Advisors agreed to waive the base management fee payable in the amount of $1.1 million at September 30, 2011 with respect to cash and cash equivalents held by the Company through September 30, 2011.

The incentive fee consists of the following two parts:

The first, payable quarterly in arrears is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20.0% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MCC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 6. Agreements  – (continued)

The second component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Management Agreement, as of the termination date), commencing on December 31, 2011, and will equal 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the investment adviser.

The Company calculates incentive fee as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. Accordingly, the Company accrues a provisional incentive fee taking into account any unrealized gains. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount or provisional incentive fee accrued at a reporting date may vary from the incentive fee that is ultimately paid and the differences could be material.

For the year ended September 30, 2011, the Company incurred net base management fees payable to MCC Advisors of $1.6 million and $0.7 million in incentive fees related to pre-incentive fee net investment income.

Administration Agreement

On January 19, 2011, the Company entered into an administration agreement with MCC Advisors. Pursuant to this agreement, MCC Advisors furnishes us with office facilities and equipment, clerical, bookkeeping, recordkeeping and other administrative services related to the operations of the Company. We reimburse MCC Advisors for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staff. From time to time, our administrator may pay amounts owed by us to third-party service providers and we will subsequently reimburse our administrator for such amounts paid on our behalf. For the year ended September 30 2011, we recognized $0.9 million in administrator expenses.

Note 7. Related Party Transactions

Loan Participations

As discussed in Note 1, the Loan Assets contributed to the Company by MOF LP and MOF LTD upon consummation of the Company’s IPO were in the form of loan participations with an affiliated entity managed by affiliates of MCC Advisors. On June 30, 2011, the Company cancelled its participation agreements with an affiliate and executed loan assignment agreements for its investments in Allied Cash Holdings LLC, Applied Natural Gas Fuels, Inc., Bennu Glass, Inc., Velum Global Credit Management LLC and Water Capital USA, Inc. The Company is now a direct lender of record to these borrowers.

The Company continues to hold its investment in Geneva Wood Fuels LLC through a participation agreement and as of September 30, 2011, 3.7% of the Company’s investments are held via a participation agreement with an affiliated entity. By virtue of owning loans through a participation agreement, the Company has a contractual relationship with the affiliate, not the borrower. As a result, the Company is subject to the credit risk of the affiliate as well as that of the borrower. As of September 30, 2011, the principal amount related to this loan participation was $7.5 million and for the year ended September 30, 2011 total investment income related to this loan participation was $0.8 million.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 7. Related Party Transactions  – (continued)

Other Related Party Transactions

Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the IPO an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. The Company received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

Employees of Medley Capital LLC, an affiliate of the Company, serve as a board member, managing member or senior corporate officers of Bennu Glass, Inc., Velum Global Credit Management LLC and Applied Natural Gas Fuels, Inc.

Note 8. Directors Fees

The independent directors receive an annual fee of $35,000. They also receive $7,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $25,000 and the chairman of each other committee receives an annual fee of $10,000 for their additional services in these capacities. In addition, other members of the audit committee receive an annual fee of $12,500 and other members of each other committee receive an annual fee of $6,000. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the year ended September 30, 2011, we accrued $0.4 million for directors’ fees expense.

Note 9. Earnings Per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The weighted average common shares outstanding for the nine months ended September 30, 2011, are calculated beginning January 20, 2011, following the completion of our IPO and issuance of 11,111,112 shares of common stock and MOF LTD and MOF LP’s exchange of LLC membership interests for 5,759,356 shares of the Company’s common stock. Additionally on February 24, 2011, an additional 450,000 shares of common stock were issued pursuant to the partial exercise of the underwriters’ over-allotment option.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the year ended September 30, 2011 (dollars in thousands except share and per share amounts):

Basic and diluted	Year ended September 30, 2011
Net increase in net assets from operations	$9,534
Weighted average common shares outstanding	17,258,215
Earnings per common share-basic and diluted	$0.55

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 10. Financial Highlights

The following is a schedule of financial highlights for the year ended September 30, 2011.

September 30, 2011
Per share data:
Net asset value per share at beginning of year	$(0.01)
Issuance of common stock, net of underwriting costs	12.47
Offering cost	(0.08)
Net investment income(1)	0.56
Net realized gains on investments	0.01
Net unrealized depreciation on investments	(0.01)
Net increase in net assets	12.95
Distributions declared from net investment income	(0.37)
Distributions declared from net realized capital gains	—
Total distributions to stockholders	(0.37)
Net asset value at end of year	$12.57
Net assets at end of year	$217,652,696
Shares outstanding at end of year	17,320,468
Per share market value at end of year	$10.08
Total return based on market value(2)(6)	(13.09)%
Total return based on net asset value(3)(6)	4.38%
Ratio/Supplemental data:(5)(6)
Ratio of net investment income net of management fee waiver to average net assets(4)	6.46%
Ratio of operating expenses net of management fee waiver to average net assets(4)	2.72%
Ratio of incentive fees to average net assets(4)	0.48%
Ratio of credit facility related expenses to average net assets(4)	0.11%
Ratio of total expenses net of management fee waiver to average net assets(4)	3.31%

(1)	Net investment income excluding management fee waiver equals $0.50 per share for the year ended September 30, 2011.
(2)	Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions, and no sales change for the year.
(3)	Total annual return is historical and assumes changes in net assets value, reinvestments of all dividends and distributions, and no sales change for the year.
(4)	For the year ended September 30, 2011, excluding the management fee waiver, the ratio of net investment income, operating expenses, incentive fees, credit facility related expenses and total expenses to average net assets is 5.74%, 3.44%, 0.48%, 0.11% and 4.03%, respectively.
(5)	Ratios are annualized.
(6)	The financial highlights are calculated over the period, commencing with the Company’s IPO on January 20, 2011 to September 30, 2011 and consequently, the opening net asset balance used in the calculation is as of January 20, 2011.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 11. Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

The following table summarizes the Company’s dividend declaration and distribution during the year ended September 30, 2011.

Date Declared	Record Date	Payment Date	Amount Per Share
5/11/2011	6/1/2011	6/15/2011	$0.16
8/4/2011	9/1/2011	9/15/2011	$0.21
			$0.37

Note 12. Selected Quarterly Financial Data (Unaudited)

	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010(1)
Total investment income	$6,891	$4,899	$2,779	$—
Net investment income	4,427	3,555	1,743	(97)
Net realized and unrealized gain (loss)	(493)	399	—	—
Net increase (decrease) in members’ equity/net assets resulting from operations(2)	3,934	3,954	1,743	(97)
Earnings per share	0.23	0.23	0.10	N/A
Net asset value per common share at year end	$12.57	$12.55	$12.48	N/A

(1)	The Company’s common stock commenced trading on the New York Stock Exchange on January 20, 2011. There was no established public trading market for the stock prior to that date.
(2)	Ending balance may not sum due to rounding.

Note 13. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the Consolidated Financial Statements as of and for the year ended September 30, 2011, except as disclosed below.

In October 2011, the Company closed on a $3.0 million investment in the senior secured first lien term loan and a $2.0 million investment in the senior secured second lien term loan to Renaissance Learning, LLC. Renaissance Learning, LLC, is headquartered in Wisconsin Rapids, Wisconsin, and provides technology based student assessment and school improvement programs, focused on reading, math and writing for K-12 students. The first lien term loan has a variable coupon of LIBOR + 6.25% cash with a 1.50% LIBOR floor, with principal due at maturity in October 2017. The second lien term loan has a variable coupon of LIBOR + 10.50% cash with a 1.50% LIBOR floor, with principal due at maturity in October 2018.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2011

Note 13. Subsequent Events  – (continued)

In November 2011, the Company closed on a $6.0 million investment in the senior secured first lien term loan to Meridian Behavioral Health, LLC. Meridian Behavioral Health, LLC, is headquartered in New Brighton, Minnesota, and is the leading provider of high acuity chemical dependency treatment in the state of Minnesota operating 14 behavioral treatment centers, offering both inpatient and outpatient programs. The loan has a fixed coupon of 12.00% cash and 2.00% PIK, with principal due at maturity in November 2016.

On November 29, 2011, the Company’s board of directors declared a quarterly dividend of $0.25 per share payable on December 30, 2011 to stockholders of record at the close of business on December 15, 2011.

Medley Capital Corporation

Consolidated Statements of Assets and Liabilities

	As of
	December 31, 2011	September 30, 2011
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $198,645,499 and $153,268,701, respectively)	$198,238,921	$153,385,565
Affiliated investments (amortized cost of $46,053,454 and $46,087,374, respectively)	45,797,052	45,820,982
Total investments at fair value	244,035,973	199,206,547
Cash and cash equivalents	1,445,700	17,201,643
Interest receivable	2,410,758	1,679,738
Deferred credit facility financing costs, net	1,180,244	1,259,382
Due from counterparty	4,665,511	—
Other assets	73,461	782,006
Total assets	$253,811,647	$220,129,316
LIABILITIES
Credit facility payable	$32,600,000	$—
Management and incentive fees payable, net	2,210,803	1,483,751
Accounts payable and accrued expenses	629,256	626,261
Administrator expenses payable	296,246	346,293
Deferred revenue	60,997	18,648
Interest and credit facility fees payable	190,283	1,667
Due to affiliate	112,266	—
Total liabilities	$36,099,851	$2,476,620
NET ASSETS
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 17,320,468 and 17,320,468 common shares issued and outstanding, respectively	$17,320	$17,320
Capital in excess of par value	214,509,815	214,509,815
Accumulated undistributed net investment income	3,681,120	3,220,089
Accumulated net realized gain from investments	166,521	55,000
Net unrealized depreciation on investments	(662,980)	(149,528)
Total net assets	217,711,796	217,652,696
Total liabilities and net assets	$253,811,647	$220,129,316
NET ASSET VALUE PER SHARE	$12.57	$12.57

See accompanying notes to consolidated financial statements

Medley Capital Corporation

Consolidated Statements of Operations

For the three months ended December 31, 2011
(unaudited)
INVESTMENT INCOME
Interest from investments
Non-controlled/Non-affiliated investments	$5,537,730
Affiliated investments	1,554,071
Total interest income	7,091,801
Interest from cash and cash equivalents	1,843
Other fee income	1,135,556
Total investment income	8,229,200
EXPENSES
Base management fees	1,045,267
Incentive fees	1,206,662
Administrator expenses	296,246
Professional fees	292,104
Interest and credit facility financing expenses	282,026
Directors fees	115,254
Insurance	104,414
General and administrative	101,703
Expenses before management fee waiver	3,443,676
Management fee waiver (See Note 6)	(41,126)
Total expenses net of management fee waiver	3,402,550
Net investment income before excise taxes	4,826,650
Excise tax expense	(35,501)
NET INVESTMENT INCOME	4,791,149
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments	111,521
Net unrealized depreciation on investments	(513,452)
Net loss on investments	(401,931)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,389,218
WEIGHTED AVERAGE – BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.25
WEIGHTED AVERAGE – BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.28
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED (SEE NOTE 9)	17,320,468
DIVIDENDS DECLARED PER COMMON SHARE	$0.25

Medley Capital Corporation commenced operations on January 20, 2011. As a result, there is no activity in the comparable period for the three months ended December 31, 2010.

See accompanying notes to consolidated financial statements

Medley Capital Corporation

Consolidated Statement of Changes in Net Assets

For the three months ended December 31, 2011
(unaudited)
INCREASE FROM OPERATIONS:
Net investment income	$4,791,149
Net realized gain from investments	111,521
Net unrealized depreciation on investments	(513,452)
Net increase in net assets from operations	4,389,218
SHAREHOLDER DISTRIBUTIONS:
Distributions declared ($0.25 per share)	(4,330,118)
Net decrease in net assets from shareholder distributions	(4,330,118)
Total increase in net assets	59,100
Net assets at beginning of period	217,652,696
Net assets at end of period	$217,711,796
Net asset value per common share	$12.57
Common shares outstanding at end of period	17,320,468

Medley Capital Corporation commenced operations on January 20, 2011. As a result, there is no activity in the comparable period for the three months ended December 31, 2010.

See accompanying notes to consolidated financial statements

Medley Capital Corporation

Consolidated Statement of Cash Flows

For the three months ended December 31, 2011
(unaudited)
Cash flows from operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,389,218
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
Paid-in-kind interest income	(751,153)
Net amortization of premium on investments	32,942
Amortization of deferred credit facility financing costs	93,410
Net realized gain from investments	(111,521)
Net unrealized depreciation on investments	513,452
Proceeds from sale and redemption of investments	3,415,000
Purchase of investments	(47,928,146)
(Increase) decrease in operating assets:
Interest receivable	(731,020)
Due from counterparty	(4,665,511)
Other assets	708,545
Increase (decrease) in operating liabilities:
Accounts payable and accrued expenses	2,995
Management and incentive fees payable, net	727,052
Administrator expenses payable	(50,047)
Interest and credit facility fees payable	188,616
Deferred revenue	42,349
Due to affiliate	112,266
NET CASH USED BY OPERATING ACTIVITIES	(44,011,553)
Cash flows from financing activities
Borrowings on debt	32,600,000
Credit facility financing cost paid	(14,272)
Payments of cash dividends	(4,330,118)
NET CASH PROVIDED BY FINANCING ACTIVITIES	28,255,610
NET DECREASE IN CASH AND CASH EQUIVALENTS	(15,755,943)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	17,201,643
CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,445,700
Supplemental non-cash information
Paid-in-kind interest income	$751,153
Net amortization of premiums on investments	$(32,942)
Amortization of deferred credit facility financing costs	$(93,410)

Medley Capital Corporation commenced operations on January 20, 2011. As a result, there is no activity in the comparable period for the three months ended December 31, 2010.

See accompanying notes to consolidated financial statements

Medley Capital Corporation

Consolidated Schedule of Investments
December 31, 2011
(unaudited)

Company(1)	Industry	Interest	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)	LTV(5)
Non-controlled/ Non-affiliated Investments – 91.1%(3)
Senior Secured First Lien Term Loans
BayDelta Maritime LLC (term loan)	Cargo Transport	13.75% (11.25% Cash, 2.50% Deferred)	6/30/2016	$6,669,293	$6,529,435	$6,529,435	3.0%	40.3%
BayDelta Maritime LLC (fee note)(7)	Cargo Transport	14.88%(7)	6/30/2016	250,000	133,807	133,807	0.1%	40.3%
Flexera Software LLC	Electronics	7.50% (LIBOR + 6.25%, 1.25% LIBOR Floor)	9/30/2017	3,980,000	3,980,000	3,860,600	1.8%	38.6%
Velum Global Credit Management LLC	Finance	15.00%	3/31/2014	15,000,000	15,224,366	15,224,366	7.0%	23.7%
Meridian Behavioral Health, LLC	Healthcare, Education and Childcare	14.00% (12.00% Cash, 2.00% PIK)	11/14/2016	6,015,675	5,487,903	5,487,903	2.5%	29.4%
Renaissance Learning, LLC	Healthcare, Education and Childcare	7.75% (LIBOR + 6.25%, 1.50% LIBOR Floor)	10/19/2017	2,992,500	2,875,415	2,875,415	1.3%	34.3%
Cymax Stores, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	13.75% (9.75% Cash, 4.00% PIK until 1/31/12, 13.75% Cash thereafter)	8/1/2015	6,102,696	6,102,696	6,102,696	2.8%	14.5%
Geneva Wood Fuels LLC(4)	Personal and Nondurable Consumer Products (Manufacturing Only)	15.50% (LIBOR + 13.00%, 2.50% LIBOR Floor)	12/31/2012	7,500,000	7,500,000	7,162,500	3.3%	68.2%
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	7.75% (3.25% Base + 4.50% Spread)	1/3/2018	4,000,000	4,000,000	3,920,000	1.8%	60.0%
Water Capital USA, Inc.	Structured France Securities	14.00% (7.00% Cash, 7.00% PIK)	1/3/2013	22,616,908	22,616,908	22,616,908	10.4%	70.7%
Total Senior Secured First Lien Term Loans				$75,127,072	$74,450,530	$73,913,630
Senior Secured Second Lien Term Loans
Aurora Flight Sciences Corporation	Aerospace & Defense	13.25% (11.25% Cash, 2.00% PIK)	3/16/2014	$15,256,959	$15,256,959	$15,256,959	7.0%	33.4%
Kelley Amerit Holdings, Inc.	Business Services	12.20%(LIBOR + 9.70% Cash, 1.00% LIBOR Floor, 1.50% PIK)	12/21/2016	19,007,917	19,007,917	19,007,917	8.7%	50.8%
YRCW Receivables LLC	Cargo Transport	11.25% (LIBOR + 9.75%, 1.50% LIBOR Floor)	9/30/2014	6,982,500	6,931,247	6,572,278	3.0%	76.6%
Gundle/SLT Environmental, Inc.	Diversified/ Conglomerate Manufacturing	13.00% (LIBOR + 9.50% Cash, 1.50% LIBOR Floor, 2.00% PIK)	11/27/2016	6,073,235	6,078,345	6,073,235	2.8%	46.5%
Flexera Software LLC	Electronics	11.00% (LIBOR + 9.75%, 1.25% LIBOR Floor)	9/30/2018	6,000,000	6,000,000	5,580,000	2.6%	55.7%
Renaissance Learning, LLC	Healthcare, Education and Childcare	12.00% (LIBOR + 10.50%, 1.50% LIBOR Floor)	10/19/2018	2,000,000	1,921,097	1,921,097	0.9%	49.9%
Sequel Youth and Family Services LLC	Healthcare, Education and Childcare	14.00%	12/23/2014	10,500,000	10,500,000	10,500,000	4.8%	55.2%

See accompanying notes to consolidated financial statements

Company(1)	Industry	Interest	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)	LTV(5)
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	11.75% (3.25% Base + 8.50% Spread)	1/3/2019	6,000,000	6,000,000	5,880,000	2.7%	73.3%
Insight Pharmaceuticals LLC	Personal, Food and Miscellaneous Services	13.25% (LIBOR + 11.75%, 1.50% LIBOR Floor)	8/25/2017	10,000,000	10,000,000	10,000,000	4.6%	65.0%
United Road Towing Inc.	Personal, Food and Miscellaneous Services	13.50% (11.50% Cash, 2.00% PIK)	10/21/2016	15,213,834	15,213,834	15,213,834	7.0%	62.2%
United Restaurant Group L.P.	Restaurant & Franchise	15.26% (LIBOR + 11.50% Cash, 3.50% PIK)	12/31/2016	10,181,214	10,181,214	10,181,214	4.7%	75.5%
Total Senior Secured Second Lien Term Loans				$107,215,659	$107,090,613	$106,186,534
Senior Secured Notes
Tower International, Inc	Automobile	10.63%	9/1/2017	$6,101,000	$6,229,744	$6,229,744	2.9%	42.6%
Tempel Steel Company	Mining, Steel, Iron and Nonprecious Metals	12.00%	8/15/2016	7,000,000	6,803,817	6,803,817	3.1%	59.1%
Sizzling Platter LLC	Restaurant & Franchise	12.25%	4/15/2016	3,630,000	3,504,499	3,607,313	1.7%	51.1%
Total Senior Secured Notes				$16,731,000	$16,538,060	$16,640,874
Equity/Warrants
BayDelta Maritime LLC	Cargo Transport	Warrants to purchase 10% of the outstanding equity	6/30/2016	$—	$25,000	$83,071	0.0%	100.0%
Meridian Behavioral Health, LLC	Healthcare, Education and Childcare	Warrants to purchase 8% of the outstanding membership units	11/14/2016	—	536,296	734,812	0.3%	100.0%
Cymax Stores, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	40 Class B Common Units	—	—	5,000	680,000	0.3%	100.0%
Total Common Equity/Warrants				$—	$566,296	$1,497,883
Sub Total Non-controlled/Non-affiliated Investments				$199,073,731	$198,645,499	$198,238,921
Affiliated Investments – 21.0%(3)
Senior Secured First Lien Term Loans
Bennu Glass, Inc.(6)	Containers, Packaging and Glass	15.00%	4/30/2013	$10,000,000	$10,133,291	$10,133,291	4.6%	29.5%
Applied Natural Gas Fuels, Inc. (term loan A)(6)	Oil and Gas	13.00%	3/24/2014	5,000,000	5,000,000	4,943,042	2.3%	34.4%
Applied Natural Gas Fuels, Inc. (term loan B)(6)	Oil and Gas	10.00%	3/24/2014	10,844,251	10,844,251	10,720,719	4.9%	34.4%
Allied Cash Holdings LLC(6)	Structured Finance Securities	15.00%	9/30/2013	20,000,000	20,075,912	20,000,000	9.2%	28.6%
Total Senior Secured First Lien Term Loans				$45,844,251	$46,053,454	$45,797,052
Sub Total Affiliated Investments				$45,844,251	$46,053,454	$45,797,052
Total Investments – 112.1%(3)				$244,917,982	$244,698,953	$244,035,973

(1)	All of our investments are domiciled in the United States except for Cymax Stores, Inc. which is domiciled in Canada.
(2)	Par amount includes accumulated PIK interest and is net of repayments.

See accompanying notes to consolidated financial statements

(3)	Percentage is based on net assets of $217,711,796 as of December 31, 2011.
(4)	Investment is held via a participation agreement with an affiliated entity (See note 7).
(5)	Loan to value ratio (“LTV”) is the amount of total net debt in the portfolio company’s capital structure that is ahead of and through our loan divided by the enterprise value of the portfolio company.
(6)	As defined in the Investment Company Act of 1940, as amended, we are deemed to be an “Affiliated Person” of this portfolio company because we are under common control with such portfolio company.
(7)	BayDelta Maritime LLC fee note is a zero coupon note, due at the earlier of prepayment or maturity and 14.88% represents an effective interest rate.

See accompanying notes to consolidated financial statements

Medley Capital Corporation

Consolidated Schedule of Investments
September 30, 2011

Company(1)	Industry	Interest	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)	LTV(5) (unaudited)
Non-controlled/ Non-affiliated Investments – 70.5%(3)
Senior Secured First Lien Term Loans
Water Capital USA, Inc.	Financial – Leasing	14.00% (7.00% Cash, 7.00% PIK)	1/3/2013	$22,227,926	$22,227,926	$22,227,926	10.2%	68.9%
Flexera Software LLC	Computer Programming Services	7.50% (LIBOR + 6.25%, 1.25% LIBOR Floor)	9/30/2017	4,000,000	4,000,000	3,840,000	1.8%	44.7%
Geneva Wood Fuels LLC(4)	Energy	15.50% (LIBOR + 13.00%, 2.50% LIBOR Floor)	12/31/2012	7,500,000	7,500,000	7,424,659	3.4%	64.2%
Velum Global Credit Management LLC	Consumer Financial	15.00%	3/31/2014	15,000,000	15,247,083	15,247,083	7.0%	23.7%
Cymax Stores, Inc.	Home Furniture and Furnishings	13.75% (9.75% Cash, 4.00% PIK until 1/31/12, 13.75% Cash thereafter)	8/1/2015	6,040,736	6,040,736	6,040,736	2.8%	11.6%
BayDelta Maritime LLC (term loan)	Towing & Tugboat Services	13.75% (11.25% Cash, 2.50% Deferred)	6/30/2016	6,669,293	6,524,429	6,524,429	3.0%	54.2%
BayDelta Maritime LLC (fee note)(7)	Towing & Tugboat Services	14.88%(7)	6/30/2016	250,000	129,240	129,240	0.1%	54.2%
Total Senior Secured First Lien Term Loans				$61,687,955	$61,669,414	$61,434,073
Senior Secured Second Lien Term Loans
Aurora Flight Sciences Corporation	Aerospace & Defense	13.25% (11.25% Cash, 2.00% PIK)	3/16/2014	$15,179,244	$15,179,244	$15,179,244	7.0%	36.9%
Flexera Software LLC	Computer Programming Services	11.00% (LIBOR + 9.75%, 1.25% LIBOR Floor)	9/30/2018	6,000,000	6,000,000	5,520,000	2.5%	64.2%
United Road Towing Inc.	Wrecker Service	13.50% (11.50% Cash, 2.00% PIK)	10/21/2016	15,136,339	15,136,339	15,136,339	7.0%	67.1%
Sequel Youth and Family Services LLC	Health Services	14.00%	12/23/2014	10,500,000	10,500,000	10,500,000	4.8%	52.3%
Insight Pharmaceuticals LLC	Pharmaceutical Preparations	13.25% (LIBOR + 11.75%, 1.50% LIBOR Floor)	8/25/2017	10,000,000	10,000,000	10,000,000	4.6%	65.5%
United Restaurant Group L.P.	Restaurant & Retail	15.22% (LIBOR + 11.50% Cash, 3.50% PIK)	12/31/2016	10,090,689	10,090,689	10,090,689	4.6%	63.2%
YRCW Receivables LLC	Trucking	11.25% (LIBOR + 9.75%, 1.50% LIBOR Floor)	9/30/2014	7,000,000	6,945,754	6,945,754	3.2%	68.7%
Gundle/SLT Environmental, Inc.	Unsupported Plastics Film and Sheet	13.00% (LIBOR + 9.50% Cash, 1.50% LIBOR Floor, 2.00% PIK)	11/27/2016	6,042,352	6,049,109	6,042,352	2.8%	53.4%
Total Senior Secured Second Lien Term Loans				$79,948,624	$79,901,135	$79,414,378
Senior Secured Notes
Tempel Steel Company	Metal Stamping	12.00%	8/15/2016	$5,000,000	$4,902,114	$4,902,114	2.2%	61.2%
Sizzling Platter LLC	Restaurant & Retail	12.25%	4/15/2016	7,000,000	6,766,038	6,930,000	3.2%	56.1%
Total Senior Secured Notes				$12,000,000	$11,668,152	$11,832,114

See accompanying notes to consolidated financial statements

Company(1)	Industry	Interest	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)	LTV(5) (unaudited)
Equity/Warrants
Cymax Stores, Inc.	Home Furniture and Furnishings	40 Class B Common Units	8/1/2015	$—	$5,000	$680,000	0.3%	N/A
BayDelta Maritime LLC	Towing & Tugboat Service	Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	25,000	0.0%	N/A
Total Common Equity/Warrants				$—	$30,000	$705,000
Sub Total Non-controlled/Non-affiliated Investments				$153,636,579	$153,268,701	$153,385,565
Affiliated Investments – 21.0%(3)
Senior Secured First Lien Term Loans
Bennu Glass, Inc.(6)	Manufacturing – Consumer	15.00%	4/30/2013	$10,000,000	$10,157,220	$10,157,220	4.6%	29.8%
Allied Cash Holdings LLC(6)	Consumer Financial	15.00%	6/30/2013	20,000,000	20,085,903	20,000,000	9.2%	32.7%
Applied Natural Gas Fuels, Inc. (term loan A)(6)	Energy Refining	13.00%	3/24/2014	5,000,000	5,000,000	4,943,043	2.3%	37.8%
Applied Natural Gas Fuels, Inc. (term loan B)(6)	Energy Refining	10.00%	3/24/2014	10,844,251	10,844,251	10,720,719	4.9%	37.8%
Total Senior Secured First Lien Term Loans				$45,844,251	$46,087,374	$45,820,982
Sub Total Affiliated Investments				$45,844,251	$46,087,374	$45,820,982
Total Investments – 91.5%(3)				$199,480,830	$199,356,075	$199,206,547

(1)	All of our investments are domiciled in USD.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Percentage is based on net assets of $217,652,696 as of September 30, 2011.
(4)	Investment is held via participation agreements with affiliated entities (See note 7).
(5)	Loan to value ratio (“LTV”) is the amount of total net debt in the portfolio company’s capital structure that is ahead of and through our loan divided by the enterprise value of the portfolio company.
(6)	As defined in the Investment Company Act of 1940, as amended, we are deemed to be an “Affiliated Person” of this portfolio company because we are under common control with such portfolio company.
(7)	BayDelta Maritime LLC fee note is a zero coupon note, due at the earlier of prepayment or maturity and 14.88% represents an effective interest rate.

See accompanying notes to consolidated financial statements

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 1. Organization

Medley Capital Corporation (the “Company”, “we” and “us”) is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. The Company intends to file an election and to qualify to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) commencing with our first taxable year as a corporation. We are externally managed and advised by our investment adviser, MCC Advisors LLC (“MCC Advisors”) pursuant to an investment management agreement.

Medley Capital BDC LLC (the “LLC”), a Delaware limited liability company, was formed on April 23, 2010. On January 18, 2011, the LLC, in accordance with Delaware law, converted into Medley Capital Corporation, a Delaware corporation and on January 20, 2011, the Company filed an election to be regulated as a BDC under the 1940 Act.

On January 20, 2011, the Company consummated its IPO, sold 11,111,112 shares of common stock at $12.00 per share and commenced its operations and investment activities. On February 24, 2011, an additional 450,000 shares of common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ over-allotment option. Net of underwriting fees and offering costs, the Company received total cash proceeds of approximately $129.6 million.

On January 20, 2011, the Company’s shares began trading on the New York Stock Exchange under the symbol “MCC.”

Prior to the consummation of our IPO, Medley Opportunity Fund LP (“MOF LP”), a Delaware limited partnership, and Medley Opportunity Fund, Ltd. (“MOF LTD”), a Cayman Islands exempted limited liability company, which are managed by an affiliate of MCC Advisors, transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC (“MOF I BDC”), a Delaware limited liability company in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests.

On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to the LLC in exchange for LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of the LLC. As a result of LLC’s conversion noted above, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share.

The Company’s investment objective is to generate current income and capital appreciation by lending directly to privately-held small and middle market companies to help these companies fund acquisitions, growth or refinancing. The portfolio will generally consist of senior secured first lien loans and senior secured second lien loans. In many of our investments, we will receive warrants or other equity participation features which we believe will increase the total investment returns.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 2. Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the accounts of the Company and its wholly-owned subsidiaries, MOF I BDC and Medley SBIC LP. We have applied to the Small Business Administration for a license for Medley SBIC LP to operate as a small business investment company under Section 301(c) of the Small Business Investment Company Act of 1958. Currently Medley SBIC LP has no operations. All references made to the “Company,” “we,” and “us” herein include Medley Capital Corporation and its consolidated subsidiary, except as stated otherwise. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. Therefore, this Form 10-Q should be read in conjunction with the Company’s annual report on Form 10-K for the year ended September 30, 2011, which was filed with the U.S. Securities and Exchange Commission on December 14, 2011. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending September 30, 2012.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in a financial institution and, at times, such balance may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Organizational Expenses

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred.

Deferred Offering Costs

Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing incurred by the Company related to its initial public offering and were charged directly against capital upon completion of the IPO.

Deferred Credit Facility Financing Costs

Financing costs incurred in connection with our credit facilities are deferred and amortized using the straight line method over the life of the respective facility.

Due to/from Counterparty

Due from counterparty consists of unsettled investment transactions. As of December 31, 2011, there was $4.7 million in due from counterparty consisting of $1.9 million related to the purchase of Hilex Poly Co and $2.8 million related to the purchase of YRCW Receivables LLC which were funded prior to December 31, 2011, and subsequently settled on January 10, and January 4, 2012, respectively.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 2. Significant Accounting Policies  – (continued)

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis.

Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Other fees are capitalized as deferred revenue and recorded into income over the respective period.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, we would be deemed to “control” a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. We refer to such investments in portfolio companies that we “control” as “Control Investments.” Under the 1940 Act, we would be deemed to be an “Affiliated Person” of a portfolio company if we own between 5% and 25% of the portfolio company’s outstanding voting securities or we are under common control with such portfolio company. We refer to such investments in Affiliated Persons as “Affiliated Investments.”

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 2. Significant Accounting Policies  – (continued)

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on information obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market discount yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. We may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 2. Significant Accounting Policies  – (continued)

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	our quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with senior management; and
•	an independent valuation firm engaged by our board of directors reviews approximately one third of these preliminary valuations each quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the fiscal year end review of all the investments by independent valuation firms.

In addition, all of our investments are subject to the following valuation process:

•	review management’s preliminary valuations and their own independent assessment;
•	the audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and
•	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy, quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. While the update is expected to have an impact on the Company’s financial statement disclosures, it is not expected to have an impact on the Company’s financial position, liquidity or results of operations.

Federal Income Taxes

The Company intends to elect to be treated as a RIC under subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements. Once qualified as a RIC, the Company must timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 2. Significant Accounting Policies  – (continued)

deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI. For the calendar year ended December 31, 2011, the Company did not distribute at least 98% of its ordinary income and 98.2% of its capital gains. Accordingly, with respect to the calendar year ended December 31, 2011, a provision was recorded for federal excise taxes of $35,501.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. There were no material uncertain income tax positions at December 31, 2011. Although we file federal and state tax returns, our major tax jurisdiction is federal. The 2011 federal tax year for the Company remains subject to examination by the Internal Revenue Service.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

MCC Advisors has broad discretion in making investments for the Company. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially. MCC Advisors may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 3. Investments

The composition of our investments as of December 31, 2011 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$120,504	49.2%	$119,711	49.1%
Senior Secured Second Lien Term Loans	107,091	43.8	106,186	43.5
Senior Secured Notes	16,538	6.8	16,641	6.8
Equities/Warrants	566	0.2	1,498	0.6
Total	$244,699	100.0%	$244,036	100.0%

The composition of our investments as of September 30, 2011 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$107,757	54.0%	$107,255	53.8%
Senior Secured Second Lien Term Loans	79,901	40.1	79,415	39.9
Senior Secured Notes	11,668	5.9	11,832	5.9
Equities/Warrants	30	0.0	705	0.4
Total	$199,356	100.0%	$199,207	100.0%

The following table shows the portfolio composition by industry grouping at fair value at December 31, 2011 (dollars in thousands):

	Investments at Fair Value	Percentage of Total Portfolio
Structured Finance Securities	$42,617	17.5%
Personal, Food and Miscellaneous Services	25,214	10.3
Healthcare, Education and Childcare	21,519	8.8
Business Services	19,008	7.8
Personal and Nondurable Consumer Products (Manufacturing Only)	16,962	6.9
Oil and Gas	15,664	6.4
Aerospace & Defense	15,257	6.2
Finance	15,224	6.2
Restaurant & Franchise	13,788	5.7
Cargo Transport	13,319	5.5
Containers, Packaging and Glass	10,133	4.2
Electronics	9,441	3.9
Mining, Steel, Iron and Nonprecious Metals	6,804	2.8
Home and Office Furnishings, Housewares, and Durable Consumer Products	6,783	2.8
Automobile	6,230	2.5
Diversified/Conglomerate Manufacturing	6,073	2.5
Total	$244,036	100.0%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 3. Investments  – (continued)

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2011. Subsequent to September 30, 2011, industry groupings have been modified and are now substantially different (dollars in thousands):

	Investments at Fair Value	Percentage of Total Portfolio
Consumer Financial	$35,247	17.7%
Financial – Leasing	22,228	11.2
Restaurant & Retail	17,021	8.5
Energy Refining	15,664	7.9
Aerospace & Defense	15,179	7.6
Wrecker Service	15,136	7.6
Health Services	10,500	5.3
Manufacturing – Consumer	10,157	5.1
Pharmaceutical Preparations	10,000	5.0
Computer Programming Services	9,360	4.7
Energy	7,425	3.7
Trucking	6,946	3.5
Home Furniture and Furnishings	6,721	3.4
Towing & Tugboat Services	6,679	3.3
Unsupported Plastics Film and Sheet	6,042	3.0
Metal Stamping	4,902	2.5
Total	$199,207	100.0%

The Company invests in portfolio companies principally located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following table shows the portfolio composition by geographic location at fair value at December 31, 2011 (dollars in thousands):

	Investments at Fair Value	Percentage of Total Portfolio
Midwest	$80,304	32.9%
West	62,112	25.5
Mid-Atlantic	35,438	14.5
Southeast	30,500	12.5
Southwest	21,737	8.9
Northeast	7,162	2.9
International	6,783	2.8
Total	$244,036	100.0%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 3. Investments  – (continued)

The following table shows the portfolio composition by geographic location at fair value at September 30, 2011 (dollars in thousands):

	Investments at Fair Value	Percentage of Total Portfolio
Midwest	$51,591	25.9%
West	45,994	23.1
Mid-Atlantic	35,270	17.7
Southeast	30,500	15.3
Southwest	21,706	10.9
Northeast	7,425	3.7
International	6,721	3.4
Total	$199,207	100.0%

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.
•	Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 4. Fair Value Measurements  – (continued)

broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of December 31, 2011 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$119,711	$119,711
Senior Secured Second Lien Term Loans	—	—	106,186	106,186
Senior Secured Notes	—	—	16,641	16,641
Equities/Warrants	—	—	1,498	1,498
Total	$—	$—	$244,036	$244,036

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2011 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$107,255	$107,255
Senior Secured Second Lien Term Loans	—	—	79,415	79,415
Senior Secured Notes	—	—	11,832	11,832
Equities/Warrants	—	—	705	705
Total	$—	$—	$199,207	$199,207

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended December 31, 2011 (dollars in thousands):

	Senior Secured First Lien Loans	Senior Secured Second Lien Loans	Senior Secured Notes	Equities/ Warrants	Total
Balance as of September 30, 2011	$107,255	$79,415	$11,832	$705	$199,207
Purchases and other adjustments to cost	7,310	8,207	8,129	—	23,646
Issuance	5,464	19,000	—	536	25,000
Sales	—	—	—	—	—
Settlements	(28)	(18)	(3,370)	—	(3,416)
Net change in realized gains (losses) from investments	1	—	111	—	112
Net change in unrealized gains (losses)	(291)	(418)	(61)	257	(513)
Balance as of December 31, 2011	$119,711	$106,186	$16,641	$1,498	$244,036

Net change in unrealized loss included in earnings related to investments still held at reporting date, December 31, 2011, was approximately $0.4 million.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 4. Fair Value Measurements  – (continued)

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales represents net proceeds received from investments sold.

Settlements represents principal paydowns received, during the year.

No significant transfers between levels have occurred during the period.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur.

Note 5. Borrowings

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On August 4, 2011, the Company closed a four-year senior secured revolving credit facility (“the Facility”) led by ING Capital LLC with initial commitments of $60 million and a feature that provides for expansion of the Facility up to $125 million, subject to customary conditions. The Facility will bear interest at the Company’s option of the Alternate Base Rate + 2.75% per annum or a rate of LIBOR + 3.75% per annum, with a 1% LIBOR floor. The Alternate Base Rate means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the federal funds effective rate for such day plus 0.5%, (c) LIBOR for a period of three months plus 1%, and (d) the ABR Floor of 2%. A significant percentage of our total assets have been pledged under the Facility to secure our obligations thereunder. The Facility contains commercially reasonable limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, weighted average life, currency denomination and collateral interests. The Facility also includes certain commercially reasonable requirements relating to portfolio performance, the violation of which could result in the limit of further advances and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder. As of December 31, 2011, $1.3 million of financing costs related to the Facility have been capitalized and are being amortized over the term of the Facility. For the three months ended December 31, 2011, we recorded $0.2 million of interest expense and $0.1 million of amortization of deferred financing costs related to the Facility. As of December 31, 2011, there was $32.6 million outstanding under the Facility.

Note 6. Agreements

Investment Management Agreement

On January 19, 2011, the Company entered into an investment management agreement (the “Management Agreement”) with MCC Advisors, a registered investment advisor under the Investment Advisers Act of 1940, as amended. Pursuant to the Management Agreement, MCC Advisors implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. MCC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay MCC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 6. Agreements  – (continued)

The base management fee will be calculated at an annual rate of 1.75% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. MCC Advisors agreed to waive the base management fee payable in the amount of $41,126 at December 31, 2011 with respect to cash and cash equivalents held by the Company through December 31, 2011.

The incentive fee consists of the following two parts:

The first, payable quarterly in arrears is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20.0% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MCC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Management Agreement, as of the termination date), commencing on December 31, 2011, and will equal 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the investment adviser.

The Company calculates incentive fee as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. Accordingly, the Company accrues a provisional incentive fee taking into account any unrealized gains. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount or provisional incentive fee accrued at a reporting date may vary from the incentive fee that is ultimately paid and the differences could be material.

For the three months ended December 31, 2011, the Company incurred net base management fees payable to MCC Advisors of $1.0 million and $1.2 million in incentive fees related to pre-incentive fee net investment income.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 6. Agreements  – (continued)

Administration Agreement

On January 19, 2011, the Company entered into an administration agreement with MCC Advisors. Pursuant to this agreement, MCC Advisors furnishes us with office facilities and equipment, clerical, bookkeeping, recordkeeping and other administrative services related to the operations of the Company. We reimburse MCC Advisors for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staff. From time to time, our administrator may pay amounts owed by us to third-party service providers and we will subsequently reimburse our administrator for such amounts paid on our behalf. For the three months ended December 31, 2011, we recognized $0.3 million in administrator expenses.

Note 7. Related Party Transactions

Loan Participations

As discussed in Note 1, the Loan Assets contributed to the Company by MOF LP and MOF LTD upon consummation of the Company’s IPO were in the form of loan participations with an affiliated entity managed by affiliates of MCC Advisors. On June 30, 2011, the Company cancelled its participation agreements with an affiliate and executed loan assignment agreements for its investments in Allied Cash Holdings LLC, Applied Natural Gas Fuels, Inc., Bennu Glass, Inc., Velum Global Credit Management LLC and Water Capital USA, Inc. The Company is now a direct lender of record to these borrowers.

The Company holds its investment in Geneva Wood Fuels LLC through a participation agreement with an affiliated entity, which represents 2.9% of the Company’s investments as of December 31, 2011. By virtue of owning loans through a participation agreement, the Company has a contractual relationship with the affiliate, not the borrower. As a result, the Company is subject to the credit risk of the affiliate as well as that of the borrower. As of December 31, 2011, the principal amount related to this loan participation was $7.5 million and for the three months ended December 31, 2011 total investment income related to this loan participation was $0.3 million.

Due to Affiliate

Due to affiliate consists of certain general and administrative expenses paid by an affiliate.

Other Related Party Transactions

Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the IPO an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. The Company received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

Employees of Medley Capital LLC, an affiliate of the Company, serve as a board member, managing member or senior corporate officers of Bennu Glass, Inc., Velum Global Credit Management LLC and Applied Natural Gas Fuels, Inc.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 8. Directors Fees

The independent directors receive an annual fee of $35,000. They also receive $7,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $25,000 and the chairman of each other committee receives an annual fee of $10,000 for their additional services in these capacities. In addition, other members of the audit committee receive an annual fee of $12,500 and other members of each other committee receive an annual fee of $6,000. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the three months ended December 31, 2011, we accrued $0.1 million for directors’ fees expense.

Note 9. Earnings Per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three months ended December 31, 2011 (dollars in thousands except share and per share amounts):

Basic and diluted	Three months ended December 31, 2011
Net increase in net assets from operations	$4,389
Weighted average common shares outstanding	17,320,468
Earnings per common share-basic and diluted	$0.25

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 10. Financial Highlights

The following is a schedule of financial highlights for the three months ended December 31, 2011.

December 31, 2011
Per share data:
Net asset value per share at beginning of period	$12.57
Issuance of common stock, net of underwriting costs	—
Offering cost	—
Net investment income(1)	0.28
Net realized gains on investments	0.00
Net unrealized depreciation on investments	(0.03)
Net increase in net assets	0.25
Distributions declared from net investment income	(0.25)
Distributions declared from net realized capital gains	—
Total distributions to stockholders	(0.25)
Net asset value at end of period	$12.57
Net assets at end of period	$217,711,796
Shares outstanding at end of period	17,320,468
Per share market value at end of period	$10.40
Total return based on market value(2)	5.62%
Total return based on net asset value(3)	2.37%
Ratio/Supplemental data:(5)
Ratio of net investment income net of management fee waiver to average net assets(4)	8.75%
Ratio of operating expenses net of management fee waiver to average net assets(4)	3.50%
Ratio of incentive fees to average net assets(4)	2.20%
Ratio of credit facility related expenses to average net assets(4)	0.52%
Ratio of total expenses net of management fee waiver to average net assets(4)	6.21%

(1)	Net investment income excluding management fee waiver equals $0.27 per share for the period ended December 31, 2011.
(2)	Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions, and no sales change for the period.
(3)	Total annual return is historical and assumes changes in net assets value, reinvestments of all dividends and distributions, and no sales change for the period.
(4)	For the three months ended December 31, 2011, excluding the management fee waiver, the ratio of net investment income, operating expenses, incentive fees, credit facility related expenses and total expenses to average net assets is 8.74%, 3.57%, 2.20%, 0.52% and 6.29%, respectively.
(5)	Ratios are annualized.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2011

Note 11. Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

The following table summarizes the Company’s dividend declaration and distribution during the three months ended December 31, 2011.

Date Declared	Record Date	Payment Date	Amount Per Share
11/29/2011	12/15/2011	12/30/2011	$0.25
			$0.25

Note 13. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the Consolidated Financial Statements as of and for the three months ended December 31, 2011, except as disclosed below.

In January 2012, the Company closed on a $10.0 million investment in the senior secured first lien term loan A and term loan B to Welocalize, Inc. Welocalize, Inc., is headquartered in Frederick, MD, and provides technology-enabled localization services to large multinational clients through a suite of software as a service tools. The first lien term loan A has a variable coupon of LIBOR + 8.0% cash with a 2.0% LIBOR floor, with principal due at maturity in November 2015. The first lien term loan B has a variable coupon of LIBOR + 9.0% cash with a 2.0% LIBOR floor and 1.25% PIK, with principal due at maturity in November 2015.

On January 31, 2012, the Company closed $25 million of additional commitments to its senior secured revolving credit facility led by ING Capital LLC. Total commitments to the Facility are now $85 million and the accordion feature allows the Company to increase the total commitments under the Facility up to $125 million, subject to customary conditions.

On February 2, 2012, the Company’s board of directors declared a quarterly dividend of $0.28 per share payable on March 15, 2012, to stockholders of record at the close of business on February 24, 2012.

5,000,000 Shares

MEDLEY CAPITAL CORPORATION

Common Stock

Joint Book-Running Managers

Goldman, Sachs & Co.
Barclays
Credit Suisse
UBS Investment Bank

Co-Managers

BB&T Capital Markets

Gilford Securities Incorporated

Janney Montgomery Scott

Ladenburg Thalmann & Co. Inc.

JMP Securities

Maxim Group LLC